As filed with the Securities and Exchange
                          Commission on April 21, 2000
                   Registration File Nos. 333-38343/811-8878


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------
                         POST-EFFECTIVE AMENDMENT NO. 2
                                    FORM S-6

                        ---------------------------------
                    FOR REGISTRATION UNDER THE SECURITIES ACT
                 OF 1933 OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2
                        ---------------------------------

                            AUSA SERIES LIFE ACCOUNT
                              (Exact Name of Trust)

                        AUSA LIFE INSURANCE COMPANY, INC.
                               (Name of Depositor)

                              4 Manhattanville Road
                            Purchase, New York 10577
          (Complete Address of Depositor's Principal Executive Offices)


                             Thomas E. Pierpan, Esq.
                               Assistant Secretary
                        AUSA Life Insurance Company, Inc.
                                  P.O. Box 9054
                         Clearwater, Florida 33758-9054
                (Name and Complete Address of Agent for Service)


                                   Copies to:

                              Stephen E. Roth, Esq.
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2415
                        ---------------------------------

Title of Securities being registered: Units of interest in the separate account under flexible payment deferred variable life policies.

It is proposed that this filing will become effective (check appropriate space):

          immediately upon filing pursuant to paragraph (b) of Rule 485
     ----


      X  on   May 1, 2000, pursuant to paragraph (b) of Rule 485
     ---     -------------


         60 days after filing pursuant to paragraph (a) of Rule 485
    ----

         on _____________, pursuant to paragraph (a) of Rule 485
    ----

P R O S P E C T U S
MAY 1, 2000
                            AUSA FINANCIAL FREEDOM BUILDER(SM)

                                      issued through

                                AUSA Series Life Account
                                           by
                            AUSA Life Insurance Company, Inc.
                                  ADMINISTRATIVE OFFICE:
                                   570 Carillon Parkway
                              St. Petersburg, Florida 33716
                                      1-800-322-7353
                                      (727) 299-1800

                   PLEASE SEND ALL PREMIUM PAYMENTS, LOAN REPAYMENTS,
              CORRESPONDENCE AND NOTICES TO THE ADMINISTRATIVE OFFICE ONLY.

                                       HOME OFFICE:
                                  4 Manhattanville Road
                                 Purchase, New York 10577

                  AN INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                                                CONSIDER CAREFULLY THE RISK
                                                FACTORS BEGINNING ON PAGE 9
                                                OF THIS PROSPECTUS.

                                                An investment in this Policy is
                                                not a bank deposit. The Policy
                                                is not insured or guaranteed by
                                                the Federal Deposit Insurance
                                                Corporation or any other
                                                government agency.
THE SECURITIES AND EXCHANGE
COMMISSION HAS NOT APPROVED
OR DISAPPROVED THESE SECURITIES                 If you already own a life
OR PASSED UPON THE ADEQUACY                     insurance policy, it may not be
OF THIS PROSPECTUS. ANY                         to your advantage to buy
REPRESENTATION TO THE CONTRARY                  additional insurance or to
IS A CRIMINAL OFFENSE.                          replace your policy with the
                                                Policy described in this
                                                prospectus.



                                                The prospectus for the WRL
                                                Series Fund, Inc. must
                                                accompany this prospectus.
                                                Certain portfolios may not be
                                                available. Please read this
                                                document before investing and
                                                save it for future reference.

TABLE OF CONTENTS
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Glossary .......................................................     1
Policy Summary .................................................     4
Risk Summary ...................................................     9
Portfolio Annual Expense Table .................................    12
AUSA Life and the Fixed Account ................................    13
    AUSA Life ..................................................    13
    The Fixed Account ..........................................    14
The Separate Account and the Portfolios ........................    14
    The Separate Account .......................................    14
    The Fund ...................................................    15
    Addition, Deletion, or Substitution of Investments .........    18
    Your Right to Vote Portfolio Shares ........................    19
The Policy .....................................................    19
    Purchasing a Policy ........................................    19
    Underwriting Standards .....................................    20
    When Insurance Coverage Takes Effect .......................    20
    Ownership Rights ...........................................    22
    Canceling a Policy .........................................    23
Premiums .......................................................    23
    Premium Flexibility ........................................    23
    Planned Periodic Payments ..................................    24
    Minimum Monthly Guarantee Premium ..........................    24
    No Lapse Period ............................................    24
    Premium Limitations ........................................    25
    Making Premium Payments ....................................    25
    Allocating Premiums ........................................    25
Policy Values ..................................................    26
    Cash Value .................................................    26
    Net Surrender Value ........................................    27
    Subaccount Value ...........................................    27
    Subaccount Unit Value ......................................    27
    Fixed Account Value ........................................    28
Transfers ......................................................    28
    General ....................................................    28
    Fixed Account Transfers ....................................    30
    Conversion Rights ..........................................    30
    Dollar Cost Averaging ......................................    30
    Asset Rebalancing Program ..................................    31
    Third Party Asset Allocation Services ......................    32
          This Policy is available only in the State of New York.

Charges and Deductions .......................................   33
    Premium Charges ..........................................   33
    Monthly Deduction ........................................   33
    Mortality and Expense Risk Charge ........................   35
    Surrender Charge .........................................   35
    Pro Rata Decrease Charge .................................   37
    Transfer Charge ..........................................   37
    Cash Withdrawal Charge ...................................   37
    Taxes ....................................................   38
    Portfolio Expenses .......................................   38
Death Benefit ................................................   38
    Death Benefit Proceeds ...................................   38
    Death Benefit ............................................   38
    Effects of Cash Withdrawals on the Death Benefit .........   41
    Choosing Death Benefit Options ...........................   41
    Changing the Death Benefit Option ........................   41
    Decreasing the Specified Amount ..........................   41
    No Increases in the Specified Amount .....................   42
    Payment Options ..........................................   42
Surrenders and Cash Withdrawals ..............................   42
    Surrenders ...............................................   42
    Cash Withdrawals .........................................   42
Loans ........................................................   43
    General ..................................................   43
    Interest Rate Charged ....................................   44
    Loan Reserve Interest Rate Credited ......................   45
    Effect of Policy Loans ...................................   45
Policy Lapse and Reinstatement ...............................   45
    Lapse ....................................................   45
    No Lapse Period ..........................................   46
    Reinstatement ............................................   46
Federal Income Tax Considerations ............................   47
    Tax Status of the Policy .................................   47
    Tax Treatment of Policy Benefits .........................   48
    Special Rules for 403(b) Arrangements ....................   50
Other Policy Information .....................................   51
    Our Right to Contest the Policy ..........................   51
    Suicide Exclusion ........................................   51
    Misstatement of Age or Gender ............................   51
    Modifying the Policy .....................................   51
    Benefits at Maturity .....................................   51
    Payments We Make .........................................   51
    Settlement Options .......................................   52

    Reports to Owners ....................................................     53
    Records ..............................................................     54
    Policy Termination ...................................................     54
Supplemental Benefits (Riders) ...........................................     54
    Children's Insurance Rider ...........................................     54
    Accidental Death Benefit Rider .......................................     54
    Other Insured Rider ..................................................     55
    Primary Insured Rider ("PIR") ........................................     55
    Terminal Illness Accelerated Death Benefit Rider .....................     56
IMSA .....................................................................     57
Performance Data .........................................................     57
    Rates of Return ......................................................     57
    Hypothetical Illustrations Based on Subaccount Performance ...........     58
    Other Performance Data in Advertising Sales Literature ...............     67
    AUSA Life's Published Ratings ........................................     68
Additional Information ...................................................     68
    Sale of the Policies .................................................     68
    Legal Matters ........................................................     68
    Legal Proceedings ....................................................     69
    Experts ..............................................................     69
    Financial Statements .................................................     69
    Additional Information about AUSA Life ...............................     69
    AUSA Life's Directors and Officers ...................................     70
    Additional Information about the Separate Account ....................     72
Appendix A -- Illustrations ..............................................     73
Appendix B -- Wealth Indices of Investments in the U.S. Capital Market ...     77
Appendix C -- Surrender Charge Per Thousand (Based on the gender and
              rate class of the insured) .................................     79
Index to Financial Statements ............................................     81
    AUSA Series Life Account .............................................     82
    AUSA Life Insurance Company, Inc. ....................................    103

GLOSSARY
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 accounts          The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.
                   --------------------------------------------------------------------------------
 attained age      The issue age of the person insured, plus the number of completed years since the Policy date.
                   --------------------------------------------------------------------------------
 beneficiary(ies)  The person or persons you select to receive the death benefit from this Policy.
                   You can name the primary beneficiary and contingent beneficiaries.
                   --------------------------------------------------------------------------------
 cash value        The sum of your Policy's value in the subaccounts and the fixed account. If there is a Policy loan outstanding, the cash value includes any amounts held in our general account to secure the Policy loan.
                   --------------------------------------------------------------------------------
 death benefit     The amount we will pay to the beneficiary on the insured's death. We will
 proceeds          reduce the death benefit proceeds by the amount of any outstanding loan amount and any due and unpaid monthly deductions. We will increase the death benefit proceeds by any interest you paid in advance on the loan for the period between the date of death and the next Policy anniversary.
                   --------------------------------------------------------------------------------
 fixed account     An option to which you may allocate premiums and cash value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate.
                   --------------------------------------------------------------------------------
 free-look period  The period during which you may return the Policy and receive a refund as described in this prospectus. The free-look period is listed in the Policy.
                   --------------------------------------------------------------------------------
 fund(s)           The WRL Series Fund, Inc., an investment company which is registered with the U.S. Securities and Exchange Commission. The Policy allows you to invest in the portfolios of the fund through our subaccounts. We reserve the right to add other registered investment companies to the Policy in the future.
                   --------------------------------------------------------------------------------
 home office       Our home office address is 4 Manhattanville Road, Purchase, New York
                   10577. PLEASE DO NOT SEND ANY MONEY, CORRESPONDENCE OR NOTICES TO THIS
                   ADDRESS.
                   --------------------------------------------------------------------------------
 in force          While coverage under the Policy is active and the insured's life remains insured.
                   --------------------------------------------------------------------------------
 initial premium   The amount you must pay before insurance coverage begins under this Policy.
                   The initial premium is shown on the schedule page of your Policy.
                   --------------------------------------------------------------------------------
 insured           The person whose life is insured by this Policy.
                   --------------------------------------------------------------------------------
 issue age         The insured's age on his or her birthday nearest to the Policy date.
                   --------------------------------------------------------------------------------
 lapse             When life insurance coverage ends because you do not have enough cash value in the Policy to pay the monthly deduction, the surrender charge and any outstanding loan amount, and you have not made a sufficient payment by the end of a grace period.
                   --------------------------------------------------------------------------------

 loan amount        The total amount of all outstanding Policy loans, including both principal and interest due.
                    --------------------------------------------------------------------------------
 loan reserve       A part of the fixed account to which amounts are transferred as collateral for
                    Policy loans.
                    --------------------------------------------------------------------------------
 maturity date      The Policy anniversary nearest the insured's 95th birthday if the insured is living and the Policy is still in force. It is the date when life insurance coverage under this Policy ends.
                    --------------------------------------------------------------------------------
 minimum            The amount shown on your Policy schedule page (unless changed when you
 monthly            change death benefit options or decrease the specified amount) that we use
 guarantee          during the no lapse period to determine whether a grace period will begin. We
 premium            will adjust the minimum monthly guarantee premium if you change death benefit options, decrease the specified amount or increase or add a rider. We make this determination whenever your net surrender value is not enough to meet monthly deductions.
                    --------------------------------------------------------------------------------
 Monthiversary      This is the day of each month when we determine Policy charges and deduct them from cash value. It is the same date each month as the Policy date. If there is no valuation date in the calendar month that coincides with the Policy date, the Monthiversary is the next valuation date.
                    --------------------------------------------------------------------------------
 monthly            The monthly Policy charge, plus the monthly cost of insurance, plus the
 deduction          monthly charge for any riders added to your Policy, plus, if any, the pro rata decrease charge incurred as a result of a decrease in your specified amount.
                    --------------------------------------------------------------------------------
 net premium        The part of your premium that we allocate to the fixed account or the subaccounts. The net premium is equal to the premium you paid minus the premium expense charges and the premium collection charge.
                    --------------------------------------------------------------------------------
 net surrender      The amount we will pay you if you surrender the Policy while it is in force.
 value              The net surrender value on the date you surrender is equal to: the cash value, minus any surrender charge, minus any outstanding loan amount, plus any interest you paid in advance on the loan for the period between the date of surrender and the next Policy anniversary.
                    --------------------------------------------------------------------------------
 no lapse period    The first five Policy years during which the Policy will not lapse if certain conditions are met.
                    --------------------------------------------------------------------------------
 office             Our administrative office and mailing address is P.O. Box 9054, Clearwater,
                    Florida 33758-9054 (570 Carillon Parkway, St. Petersburg, Florida for
                    overnight deliveries). Our phone number is 1-800-322-7353. ALL PREMIUM
                    PAYMENTS, LOAN REPAYMENTS, CORRESPONDENCE AND NOTICES SHOULD BE SENT TO
                    THIS ADDRESS.
                    --------------------------------------------------------------------------------
 planned periodic   A premium payment you make in a level amount at a fixed interval over a
 premium            specified period of time.
                    --------------------------------------------------------------------------------

 Policy date        The date when our underwriting process is complete, full life insurance coverage goes into effect, we begin to make the monthly deductions, and your initial premium is allocated to the WRL J.P. Morgan Money Market subaccount. The Policy date is shown on the schedule page of your Policy.
                    We measure Policy months, years, and anniversaries from the Policy date.
                    --------------------------------------------------------------------------------
 portfolio          One of the separate investment portfolios of the fund.
                    --------------------------------------------------------------------------------
 premiums           All payments you make under the Policy other than loan repayments.
                    --------------------------------------------------------------------------------
 record date        The date we record your Policy on our books as an in force Policy, and we allocate your cash value from the WRL J.P. Morgan Money Market subaccount to the accounts that you elected on your application.
                    --------------------------------------------------------------------------------
 separate account   The AUSA Series Life Account. It is a separate investment account that is divided into subaccounts. We established the separate account to receive and invest net premiums under the Policy and other variable life insurance policies we issue.
                    --------------------------------------------------------------------------------
 specified amount   The minimum death benefit we will pay under the Policy provided the Policy is in force. It is the amount shown on the Policy's schedule page, unless you decrease the specified amount. In addition, we will reduce the specified amount by the dollar amount of any cash withdrawal if you choose the
                    Option A (level) death benefit.
                    --------------------------------------------------------------------------------
 subaccount         A subdivision of the separate account that invests exclusively in shares of one investment portfolio of the fund.
                    --------------------------------------------------------------------------------
 surrender charge   If, during the first 15 Policy years, you fully surrender the Policy, we will deduct a surrender charge from the cash value.
                    --------------------------------------------------------------------------------
 termination        When the insured's life is no longer insured under the Policy.
                    --------------------------------------------------------------------------------
 valuation date     Each day the New York Stock Exchange is open for trading. Western Reserve is open for business whenever the New York Stock Exchange is open.
                    --------------------------------------------------------------------------------
 valuation period   The period of time over which we determine the change in the value of the subaccounts. Each valuation period begins at the close of normal trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time on each valuation date) and ends at the close of normal trading of the New York
                    Stock Exchange on the next valuation date.
                    --------------------------------------------------------------------------------
 we, us, our        AUSA Life Insurance Company, Inc.
 (AUSA Life)
                    --------------------------------------------------------------------------------
 written notice     The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our office.
                    --------------------------------------------------------------------------------
 you, your          The person entitled to exercise all rights as owner under the Policy.
 (owner or
 policyowner)
                    --------------------------------------------------------------------------------


POLICY SUMMARY                                AUSA FINANCIAL FREEDOM BUILDER(SM)
--------------------------------------------------------------------------------
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     This summary provides only a brief overview of the more important features of the Policy. More detailed information about the Policy appears later in this prospectus. PLEASE READ THE REMAINDER OF THIS PROSPECTUS CAREFULLY.



THE POLICY IN GENERAL


     The AUSA Financial Freedom Builder(SM) is an individual flexible premium variable life insurance policy.



     The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you. However, purchasing this Policy involves certain risks. (See Risk Summary p. 9.) You should consider the Policy in conjunction with other insurance you own. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE.



PREMIUMS


/bullet/ You select a payment plan but are not required to pay premiums according to the plan. You can vary the frequency and amount, within limits, and can skip premium payments.
/bullet/  Unplanned premiums may be made, within limits.

/bullet/ Premium payments must be at least $50 if paid monthly and $600 if paid annually.
/bullet/ You increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum monthly guarantee premium.
/bullet/ Until the no lapse date shown on your Policy schedule page, we guarantee that your Policy will not lapse, so long as you have paid total premiums (MINUS any withdrawals, MINUS any outstanding loans, and MINUS any pro rata decrease charge) that equal or exceed the sum of the minimum monthly guarantee premiums in effect for each month since the Policy date up to and including the current month. If you take a withdrawal, a loan, or if you decrease your specified amount, you may need to pay additional premiums in order to keep the no lapse guarantee in place.
/bullet/ The minimum monthly guarantee premium on the Policy date is shown on your Policy schedule page. We will adjust the minimum monthly guarantee premium if you change death benefit options, decrease the specified amount, or increase or add a rider.

/bullet/ Under certain circumstances, extra premiums may be required to prevent lapse.

/bullet/ Once we deliver your Policy, the FREE-LOOK PERIOD begins. You may return the Policy during this period and receive a refund.


DEDUCTIONS FROM PREMIUM BEFORE WE PLACE IT IN A SUBACCOUNT AND/OR THE FIXED ACCOUNT



/bullet/ For the first ten Policy years: 6.0% premium expense charge. /bullet/ After the tenth year: 2.5% premium expense charge.
/bullet/  A premium collection charge of $3.00 from each premium payment.

INVESTMENT OPTIONS



     SUBACCOUNTS. You may direct the money in your Policy to any of the subaccounts of the AUSA Series Life Account, a separate account. Each subaccount invests exclusively in one investment portfolio of the WRL Series Fund, Inc. (the "fund"). THE MONEY YOU PLACE IN THE SUBACCOUNTS IS NOT GUARANTEED. THE VALUE OF EACH SUBACCOUNT WILL INCREASE OR DECREASE, DEPENDING ON INVESTMENT PERFORMANCE OF THE CORRESPONDING PORTFOLIO. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.


The portfolios available to you are:




    - WRL VKAM Emerging Growth               - WRL Salomon All Cap
    - WRL T. Rowe Price Small Cap            - WRL Dreyfus Mid Cap
    - WRL Goldman Sachs Small Cap            - WRL C.A.S.E. Growth
    - WRL Pilgrim Baxter Mid Cap Growth      - WRL NWQ Value Equity
    - WRL Alger Aggressive Growth            - WRL T. Rowe Price Dividend Growth
    - WRL Third Avenue Value                 - WRL Dean Asset Allocation
    - WRL GE International Equity            - WRL LKCM Strategic Total Return
      (formerly, WRL GE/Scottish Equitable   - WRL Federated Growth & Income
      International Equity)                  - WRL J.P. Morgan Real Estate Securities
    - WRL Janus Global                       - WRL AEGON Balanced
    - WRL Janus Growth                       - WRL AEGON Bond
    - WRL Goldman Sachs Growth               - WRL J.P. Morgan Money Market
    - WRL GE U.S. Equity



     FIXED ACCOUNT. You may also direct the money in your Policy to the fixed account. Money you place in the fixed account is guaranteed, and will earn interest at a current interest rate declared from time to time. The annual interest rate will equal at least 4.0%.


CASH VALUE


/bullet/ Cash value equals the sum of your Policy's value in the subaccounts and the fixed account. If there is a loan outstanding, the cash value includes any amounts held in our fixed account to secure the Policy loan.

/bullet/ Cash value varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals, and Policy loans).
/bullet/ Cash value is the starting point for calculating important values under the Policy, such as net surrender value and the death benefit.
/bullet/ There is no guaranteed minimum cash value. The Policy may lapse if you do not have sufficient cash value in the Policy to pay the monthly deductions, the surrender charge and/or any outstanding loan amount (including interest you owe on any Policy loan(s)).
/bullet/ The Policy will not lapse during the no lapse period so long as you have paid sufficient premiums.

TRANSFERS

/bullet/ You can transfer cash value among the subaccounts and the fixed account. We charge a $25 transfer processing fee for each transfer after the first 12 transfers in a Policy year.

/bullet/  You may make transfers in writing, by telephone or by fax.

/bullet/  Policy loans reduce the amount of cash value available for transfers.

/bullet/  Dollar cost averaging and asset rebalancing programs are available.

/bullet/ You may make one transfer per Policy year from the fixed account, and we must receive your request to transfer from the fixed account within 30 days after a Policy anniversary unless you select dollar cost averaging from the fixed account. The amount of your transfer is limited to the greater of;
          /arrow/  25% of your value in the fixed account; OR
          /arrow/ the amount you transferred from the fixed account in the preceding Policy year.



CHARGES AND DEDUCTIONS


/bullet/ PREMIUM EXPENSE CHARGE: We deduct 6.0% from each premium payment during the first ten Policy years. After the tenth year we reduce the charge to 2.5%.
/bullet/ PREMIUM COLLECTION CHARGE: We deduct $3.00 from each premium payment to compensate us for billing and collection costs.
/bullet/ MONTHLY POLICY CHARGE: Currently, we deduct $5.00 from your cash value each month. We guarantee that this charge will never be more than $7.50 per month.
/bullet/ COST OF INSURANCE CHARGES: Deducted monthly from your cash value. Your charges vary each month with the insured's attained age, gender, the specified amount, the death benefit option you choose, insured's rate class, and the investment experience of the portfolios in which you invest.
/bullet/ MORTALITY AND EXPENSE RISK CHARGE: Deducted daily from each subaccount at an annual rate of 0.90% of the average daily net assets of each subaccount.
/bullet/ SURRENDER CHARGE: Deducted when a full surrender occurs during the first 15 Policy years. It is calculated by multiplying the specified amount as of the Policy date by the surrender charge per thousand of specified amount for the Policy year in which a surrender occurs. We reduce the total surrender charge factor at the rate of 0.10% per year, beginning in Policy year 6, until it reaches zero at the end of the 15th Policy year. THIS CHARGE MAY BE SIGNIFICANT. You may have no net surrender value if you surrender your Policy in the first few Policy years.
/bullet/ PRO RATA DECREASE CHARGE: If you decrease the specified amount during the first 15 Policy years, we will deduct a decrease charge equal to a pro rata portion of the surrender charge.
/bullet/ TRANSFER FEE: We deduct a $25 transfer fee for each transfer in excess of 12 per Policy year.
/bullet/ RIDER CHARGES: We deduct charges each month for the optional insurance benefits (riders) you select. Each rider will have its own charge.
/bullet/ CASH WITHDRAWAL FEE: We deduct a processing fee for cash withdrawals equal to the lesser of $25 or 2% of the withdrawal.
/bullet/ PORTFOLIO EXPENSES: The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses currently range from 0.44% to 1.20% annually, depending on the portfolios. See Portfolio Annual Expense Table p.
          12. See also the fund prospectus.


LOANS


/bullet/ After the first Policy year (as long as your Policy is in force), you may take a loan against the Policy up to 90% of the cash value, less any surrender charge and any already outstanding loan amount.

/bullet/  The minimum loan amount is generally $500.
/bullet/ You may request a loan by calling us or by writing or faxing us written instructions.
/bullet/ We currently charge 5.66% interest annually. You will be charged the interest in advance each year on any outstanding loan amount.
/bullet/ To secure the loan, we transfer a portion of your cash value to a loan reserve account. The amount we transfer is equal to the loan plus interest in advance until the next Policy anniversary. The loan reserve account is part of the fixed account. You will earn at least 4.0% interest on amounts in the loan reserve account.
/bullet/ Federal income taxes and a penalty tax may apply to loans you take against the Policy.

/bullet/ There are risks involved in taking a Policy loan. See the Risk Summary p. 9.



DEATH BENEFIT


/bullet/ You must choose one of three death benefit options. We offer the following:
          /bullet/  Option A is the greater of:
                    /arrow/ the current specified amount, or /arrow/ a specified percentage, multiplied by the Policy's cash value on the date of the insured's death. /bullet/ Option B is the greater of:
                    /arrow/ the current specified amount, plus the Policy's cash value on the date of the insured's death, or
                    /arrow/ a specified percentage, multiplied by the Policy's cash value on the date of the insured's death.
          /bullet/  Option C is the greater of:
                    /arrow/ the amount payable under Option A, or /arrow/ the current specified amount, multiplied by an age-based "factor," plus the Policy's cash value on the date of the insured's death.
/bullet/ So long as the Policy does not lapse, the minimum death benefit we pay under any option will be the current specified amount.
/bullet/ The minimum specified amount for a Policy for issue ages 0-45 is $50,000. It declines to $25,000 for issue ages 46-80. We will state the minimum specified amount in your Policy. You cannot decrease the specified amount below this minimum.
/bullet/ We will reduce the death benefit proceeds by the amount of any outstanding Policy loan, and any due and unpaid charges.
/bullet/ We will increase the death benefit proceeds by any additional insurance benefits you add by rider, and any interest you paid in advance on any loan for the period between the date of death and the next Policy anniversary.

/bullet/ After the third Policy year, you may change the death benefit option or decrease the specified amount (but not both) once each Policy year. A change in your death benefit option or a decrease in specified amount cannot reduce your specified amount below the mimimum specified amount as shown in your Policy.
/bullet/ Under current tax law, the death benefit should be income tax free to the beneficiary.

/bullet/ The death benefit is available in a lump sum or a variety of payout options.

CASH WITHDRAWALS AND SURRENDERS



/bullet/ You may take one withdrawal of cash value per Policy year after the first Policy year.

/bullet/  The amount of the withdrawal must be:
          /arrow/  at least $500; and
          /arrow/  no more than 10% of the net surrender value.


/bullet/ We will deduct a processing fee equal to $25 or 2% of the amount you withdraw (whichever is less) from the withdrawal, and we will pay you the balance.

/bullet/ There is no surrender charge assessed when you take a cash withdrawal.

/bullet/ A cash withdrawal will reduce the death benefit by at least the amount of the withdrawal.

/bullet/ If you choose death benefit Option A, we will reduce the current specified amount by the dollar amount of the withdrawal. We will not impose a pro rata decrease charge when the specified amount is decreased as a result of taking a cash withdrawal.

/bullet/ Federal income taxes and a penalty tax may apply to cash withdrawals and surrenders.


/bullet/ You may fully surrender the Policy at any time before the insured's death or the maturity date. You will receive the net surrender value. The surrender charge will apply during the first 15 Policy years.


INQUIRIES:


     If you need more information, please contact us at:


                              AUSA Life
                              P.O. Box 9054
                              Clearwater, Florida 33758-9054
                              1-800-322-7353

RISK SUMMARY
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 INVESTMENT         If you invest your cash value in one or more subaccounts,
 RISK               you will be subject to the risk that investment performance could be unfavorable and that the cash value of your Policy would decrease. YOU COULD LOSE EVERYTHING YOU INVEST, AND
                    YOUR POLICY COULD LAPSE. If you select the fixed account,
                    your cash value in the fixed account is credited with a
                    declared rate of interest, but you assume a risk that the
                    rate may decrease, although it will never be lower than a
                    guaranteed minimum annual effective rate of 4.0%.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 RISK OF LAPSE      If your Policy fails to meet certain conditions, we will
                    notify you that the Policy has entered a 61-day grace period and will lapse unless you make a sufficient payment during the grace period.

                    Your Policy contains a 5-year no lapse period. Your Policy will not lapse before the no lapse date stated in your Policy, as long as you pay sufficient minimum monthly guarantee premiums. If you do not pay these premiums, you will automatically lose the no lapse guarantee and you will increase the risk that your Policy will lapse. In addition, if you take a withdrawal, or take a Policy loan, or if you decrease your specified amount, you will increase the risk of losing the no lapse guarantee. We deduct the total amount of your withdrawals, any outstanding loans and any pro rata decrease charge from your premiums paid when we determine whether your minimum monthly guarantee premiums are high enough to keep the no lapse period in effect.

                    If you change death benefit options, decrease the specified amount or add or increase a rider, we will adjust the amount of your minimum monthly guarantee premium.

                    You will lessen the risk of Policy lapse if you keep the no lapse period in effect during the first 5 Policy years.
                    Before you take a cash withdrawal, loan, decrease the specified amount or increase or add a rider, you should consider carefully the effect it will have on the no lapse guarantee.

                    After the no lapse period, your Policy may lapse if loans, withdrawals, the monthly deduction of insurance charges, and insufficient investment returns reduce the net surrender value to zero. The Policy will enter a grace period if on any Monthiversary the net surrender value (that is, the cash value, minus the surrender charge, and minus any outstanding loans, plus any interest you paid in advance on the loan between the date of surrender and the next Policy anniversary) is not enough to pay the monthly deduction due.

                    A Policy lapse will have adverse tax consequences. See
                    Federal Income Tax Considerations p. 47 and Policy Lapse and
                    Reinstatement p. 45.

                    You may reinstate this Policy within five years after it has lapsed (and prior to the maturity date), if the insured
                    meets the insurability requirements and you pay the amount we require.
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 TAX RISKS          We expect that the Policy will generally be deemed a life
 (INCOME TAX        insurance contract under federal tax law, so that the death
 AND MEC)           benefit paid to the beneficiary will not be subject to
                    federal income tax. However, due to lack of guidance, there is less certainty in this regard with respect to Policies
                    issued on a substandard basis. Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under federal tax laws. If a
                    Policy is treated as a MEC, partial withdrawals, surrenders and loans will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on cash withdrawals, surrenders and loans taken before you reach age 59 1/2. If a Policy is not
                    treated as a MEC, partial surrenders and withdrawals will
                    not be subject to tax to the extent of your investment in
                    the Policy. Amounts in excess of your investment in the
                    Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax. You should consult a qualified tax advisor for assistance in all tax matters involving your
                    Policy.
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 LIMITS ON CASH     The Policy permits you to take only one cash withdrawal per
 WITHDRAWALS        Policy year, after the first Policy year has been completed.
                    The amount you may withdraw is limited to 10% of the net
                    surrender value.

                    A cash withdrawal will reduce cash value, so it will increase the risk that the Policy will lapse. A cash withdrawal may also increase the risk that the no lapse period will end.

                    A cash withdrawal will reduce the death benefit. If you select death benefit Option A, a cash withdrawal will permanently reduce the specified amount of the Policy by the amount of the withdrawal. A cash withdrawal also reduces the death benefit under Options B and C because the cash value is reduced. In some circumstances, a cash withdrawal may reduce the death benefit by more than the dollar amount of the withdrawal.

                    Federal income taxes and a penalty tax may apply to cash
                    withdrawals and surrenders.
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 LOAN RISKS         A Policy loan, whether or not repaid, will affect cash value over time because we subtract the amount of the loan from
                    the subaccounts and the fixed account and place that amount in the loan reserve as collateral. We then credit a fixed
                    interest rate of not less than 4.0% to the loan collateral.
                    We currently credit interest at 4.75% annually, but we are not obligated to do so in the future. As a result, the loan collateral does not participate in the investment results of the subaccounts and may not continue to receive the current interest rates credited. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the
                    investment results of the subaccounts and the interest rates credited to the fixed account, the effect could be favorable or unfavorable.

                    We also charge interest on Policy loans at a rate of 5.66% to be paid in advance. Interest is added to the amount of the loan to be repaid.

                    A Policy loan affects the death benefit because a loan reduces the death benefit proceeds and net surrender value by the amount of the outstanding loan.

                    A Policy loan could make it more likely that a Policy would lapse. A Policy loan will increase the risk that the no
                    lapse period will end. There is also a risk that if the
                    loan, insurance charges and unfavorable investment
                    experience reduce your net surrender value, and the no lapse period is no longer in effect, then the Policy will lapse.
                    Adverse tax consequences will result.
                    If a loan from a Policy is outstanding when the Policy is
                    canceled or lapses, then the amount of the outstanding
                    indebtedness will be taxed as if it were a distribution from the Policy. See Federal Income Tax Considerations p. .
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 EFFECTS OF THE     The surrender charge under this Policy is significant,
 SURRENDER          especially in the early Policy years. It is likely you will
 CHARGE             receive no net surrender value if you surrender your Policy in the first few Policy years. You should purchase this
                    Policy only if you have the financial ability to keep it in force at the initial specified amount for a substantial
                    period of time.

                    Even if you do not ask to surrender your Policy, the
                    surrender charge plays a role in determining whether your
                    Policy will lapse. Each month we will use the cash value
                    (reduced by the surrender charge and reduced by outstanding loans and interest paid in advance not yet earned) to
                    measure whether your Policy will remain in force or will
                    enter a grace period.
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 COMPARISON         Like fixed benefit life insurance, the Policy offers a death
 WITH OTHER         benefit and can provide a cash value, loan privileges and a
 INSURANCE          value on surrender. However, the Policy differs from a fixed
 POLICIES           benefit policy because it allows you to place your premiums in investment subaccounts. The amount and duration of life insurance protection and of the Policy's cash value will
                    vary with the investment performance of the amounts you
                    place in the subaccounts. In addition, the cash value and
                    net surrender value will always vary with the investment
                    results of your selected subaccounts.

                    As you consider purchasing this Policy, keep in mind that it may not be to your advantage to replace existing insurance with the Policy.
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 ILLUSTRATIONS      The hypothetical illustrations in this prospectus are based on hypothetical rates of return that are not guaranteed.
                    They illustrate how the specified amount, Policy charges and hypothetical rates of return affect death benefit levels,
                    cash value and net surrender value of the Policy. We may
                    also illustrate Policy values based on the adjusted
                    historical performance of the portfolios since the
                    portfolios' inception, reduced by Policy and subaccount
                    charges. The hypothetical and adjusted historic portfolio
                    rates illustrated should not be considered to represent past or future performance. It is almost certain that actual
                    rates of return may be higher or lower than those il-
                    lustrated, so that the values under your Policy will be
                    different from those in the illustrations.
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PORTFOLIO ANNUAL EXPENSE TABLE
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     This table shows the fees and expenses charged by each portfolio. More detail concerning each portfolio's fees and expenses is contained in the fund prospectus.



ANNUAL PORTFOLIO OPERATING EXPENSES(1)(9)

(As a percentage of average portfolio assets after fee waivers and expense reimbursements)





                                                                                TOTAL PORTFOLIO
                                           MANAGEMENT     OTHER    RULE 12B-1       ANNUAL
 PORTFOLIO                                    FEES      EXPENSES      FEES         EXPENSES
 WRL VKAM Emerging Growth                    0.80%       0.07%         N/A           0.87%
 WRL T. Rowe Price Small Cap(5)              0.75%       0.25%         N/A           1.00%
 WRL Goldman Sachs Small Cap(5)              0.90%       0.10%         N/A           1.00%
 WRL Pilgrim Baxter Mid Cap Growth(5)        0.90%       0.10%         N/A           1.00%
 WRL Alger Aggressive Growth                 0.80%       0.09%         N/A           0.89%
 WRL Third Avenue Value                      0.80%       0.20%         N/A           1.00%
 WRL GE International Equity(2)              1.00%       0.20%         N/A           1.20%
 WRL Janus Global(3)                         0.80%       0.12%         N/A           0.92%
 WRL Janus Growth(4)                         0.80%       0.05%         N/A           0.85%
 WRL Goldman Sachs Growth(5)                 0.90%       0.10%         N/A           1.00%
 WRL GE U.S. Equity                          0.80%       0.13%         N/A           0.93%
 WRL Salomon All Cap(5)                      0.90%       0.10%         N/A           1.00%
 WRL C.A.S.E. Growth                         0.80%       0.20%         N/A           1.00%
 WRL Dreyfus Mid Cap(5)                      0.85%       0.15%         N/A           1.00%
 WRL NWQ Value Equity                        0.80%       0.10%         N/A           0.90%
 WRL T. Rowe Price Dividend Growth(5)        0.90%       0.10%         N/A           1.00%
 WRL Dean Asset Allocation                   0.80%       0.07%         N/A           0.87%
 WRL LKCM Strategic Total Return             0.80%       0.06%         N/A           0.86%
 WRL J.P. Morgan Real Estate Securities      0.80%       0.20%         N/A           1.00%
 WRL Federated Growth & Income               0.75%       0.14%         N/A           0.89%
 WRL AEGON Balanced                          0.80%       0.09%         N/A           0.89%
 WRL AEGON Bond                              0.45%       0.08%         N/A           0.53%
 WRL J.P. Morgan Money Market                0.40%       0.04%         N/A           0.44%



(1) Effective January 1, 1997, the fund's Board authorized the fund to charge each portfolio of the fund an annual Rule 12b-1 fee of up to 0.15% of each portfolio's average daily net assets. However, the fund will not deduct the fee from any portfolio before April 30, 2001. You will receive advance written notice if a Rule 12b-1 fee is to be deducted. See the fund prospectus for more details.
(2) Prior to May 1, 2000 this portfolio was known as WRL GE/Scottish Equitable International Equity. The fee table reflects estimated 2000 expenses because the expense limit for this portfolio will be reduced from 1.50% to 1.20% effective May 1, 2000.
(3) WRL Investment Management, Inc. ("WRL Management") currently waives 0.025% of its advisory fee on portfolio average daily net assets over $2 billion (net fee -- 0.775%). This waiver is voluntary and will be terminated on June 25, 2000.
(4) WRL Management currently waives 0.025% of its advisory fee for the first $3 billion of the portfolio's average daily net assets (net fee -- 0.775%); and a 0.05% for the portfolio's average daily net assets above $3 billion (net fee - 0.75%). This waiver is voluntary and will be terminated on June 25, 2000. The fee table reflects estimated 2000 expenses because of the termination of the fee waiver.
(5) Because these portfolios did not commence operations until May 3, 1999, the percentages set forth as "Other Expenses" and "Total Annual Expenses" are annualized.
(6) WRL Management, the investment adviser of the fund, has undertaken, until at least April 30, 2001, to pay expenses on behalf of the portfolios of the fund to the extent normal operating expenses of a portfolio exceed a stated
   percentage of each portfolio's average daily net assets. The expense limit, the amount reimbursed by WRL Management during 1999 and the expense ratio without the reimbursement are listed below for each portfolio:





                                                                               EXPENSE RATIO
                                                EXPENSE      REIMBURSEMENT        WITHOUT
                                                 LIMIT          AMOUNT         REIMBURSEMENT
   WRL VKAM Emerging Growth                      1.00%         $    N/A                 N/A
   WRL T. Rowe Price Small Cap                   1.00%           63,542               2.46%
   WRL Goldman Sachs Small Cap                   1.00%           60,555               5.57%
   WRL Pilgrim Baxter Mid Cap Growth             1.00%           34,986               1.40%
   WRL Alger Aggressive Growth                   1.00%            N/A                   N/A
   WRL Third Avenue Value                        1.00%           10,734               1.06%
   WRL GE International Equity                   1.20%          112,088               1.84%
   WRL Janus Global                              1.00%            N/A                   N/A
   WRL Janus Growth                              1.00%            N/A                   N/A
   WRL Goldman Sachs Growth                      1.00%           49,677               2.68%
   WRL GE U.S. Equity                            1.00%            N/A                   N/A
   WRL Salomon All Cap                           1.00%           53,174               2.87%
   WRL C.A.S.E. Growth                           1.00%            N/A                   N/A
   WRL Dreyfus Mid Cap                           1.00%           34,541               4.89%
   WRL NWQ Value Equity                          1.00%            N/A                   N/A
   WRL T. Rowe Price Dividend Growth             1.00%           46,989               2.35%
   WRL Dean Asset Allocation                     1.00%            N/A                   N/A
   WRL LKCM Strategic Total Return               1.00%            N/A                   N/A
   WRL J.P. Morgan Real Estate Securities        1.00%           51,924               2.69%
   WRL Federated Growth & Income                 1.00%            N/A                   N/A
   WRL AEGON Balanced                            1.00%            N/A                   N/A
   WRL AEGON Bond                                0.70%            N/A                   N/A
   WRL J.P. Morgan Money Market                  0.70%            N/A                   N/A



     The purpose of the preceding table is to help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects charges and expenses of the portfolios of the fund for the fiscal year ended December 31, 1999 (except as noted in the footnotes). Expenses of the fund may be higher or lower in the future. For more information on the charges described in this table, see the fund prospectus which accompanies this prospectus.



AUSA LIFE AND THE FIXED ACCOUNT
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AUSA LIFE



     AUSA Life Insurance Company, Inc. is the insurance company issuing the Policy. AUSA Life was incorporated under the name Zurich Life Insurance Company on October 3, 1947. The name was changed to Dreyfus Life Insurance Company and then to AUSA Life Insurance Company, Inc. on September 24, 1993. AUSA Life merged with International Life Investors Insurance Company on July 1, 1996 and merged with First Providian Life and Health Insurance Company on October 1, 1998, with AUSA Life being the surviving entity. We have established the separate account to support the investment options under this Policy and under other variable life insurance policies we issue. Our general account supports the fixed account under the Policy. AUSA Life intends to sell this Policy only in the State of New York.

THE FIXED ACCOUNT


     The fixed account is part of AUSA Life's general account. We use general account assets to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, AUSA Life has sole discretion over the investment of the fixed account's assets. AUSA Life bears the full investment risk for all amounts contributed to the fixed account. AUSA Life guarantees that the amounts allocated to the fixed account will be credited interest daily at a net effective interest rate of at least 4.0%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. We have no specific formula for determining interest rates.


     Money you place in the fixed account will earn interest compounded daily at a current interest rate in effect at the time of your allocation. We may declare current interest rates from time to time. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account. When we declare a higher current interest rate on amounts allocated to the fixed account, we guarantee the higher rate on those amounts for at least one year (the "guarantee period") unless those amounts are transferred to the loan reserve. At the end of the guarantee period we may declare a new current interest rate on those amounts and any accrued interest thereon. We will guarantee this new current interest rate for another guarantee period. We credit interest greater than 4.0% during any guarantee period at our sole discretion. You bear the risk that interest we credit will not exceed 4.0%.



     We allocate amounts from the fixed account for cash withdrawals, transfers to the subaccounts, or monthly deduction charges on a last in, first out basis ("LIFO") for the purpose of crediting interest.


     THE FIXED ACCOUNT HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNT.


THE SEPARATE ACCOUNT AND THE PORTFOLIOS
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THE SEPARATE ACCOUNT


     The separate account is divided into subaccounts, each of which invests in shares of a specific portfolio of the fund. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.


     Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount's own investment experience and not the investment experience of our other assets. The separate account's assets may not be used to pay any of our liabilities other than those arising from the Policies. If the separate account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

     The separate account may include other subaccounts that are not available under the Policies and are not discussed in this prospectus. We may substitute another subaccount, portfolio or insurance company separate account under the Policies if, in our judgment, investment in a subaccount or portfolio would no longer be possible or becomes inappropriate to the purposes of the Policies, or if investment in another subaccount or insurance company separate account is in the best interest of owners. No substitution shall take place without notice to owners and prior approval of the Securities and Exchange Commission ("SEC") and insurance company regulators, to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act") and applicable law.



THE FUND



     The separate account invests in shares of the fund, a series mutual fund that is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.


     Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio has no effect on the investment performance of any other portfolio. Pending any prior approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.


     Each portfolio's investment objective(s) and policies are summarized below. THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED OBJECTIVE(S). Certain portfolios may have investment objectives and policies similar to other portfolios that are managed by the same investment adviser or sub-adviser. The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager. YOU CAN FIND MORE DETAILED INFORMATION ABOUT THE PORTFOLIOS, INCLUDING A DESCRIPTION OF RISKS, IN THE FUND PROSPECTUS. YOU SHOULD READ THE FUND PROSPECTUS CAREFULLY.





PORTFOLIO                       SUB-ADVISER                           INVESTMENT OBJECTIVE
-----------------               -----------------------               -----------------------------------
WRL VKAM              /arrow/   Van Kampen                  /arrow/   Seeks capital appreciation by
EMERGING                        Asset Management Inc.                 investing primarily in common
GROWTH                                                                stocks of small and medium-sized
                                                                      companies.
WRL T. ROWE           /arrow/   T. Rowe Price               /arrow/   Seeks long-term growth of capital
PRICE SMALL CAP                 Associates, Inc.                      by investing primarily in common
                                                                      stocks of small growth companies.
WRL GOLDMAN           /arrow/   Goldman Sachs Asset         /arrow/   Seeks long-term growth of capital.
SACHS SMALL CAP                 Management

PORTFOLIO                      SUB-ADVISER                            INVESTMENT OBJECTIVE
----------------               ------------------------               ------------------------------------
WRL PILGRIM          /arrow/   Pilgrim Baxter &             /arrow/   Seeks capital appreciation.
BAXTER MID CAP                 Associates, Ltd.
GROWTH
WRL ALGER            /arrow/   Fred Alger                  /arrow/    Seeks long-term capital
AGGRESSIVE                     Management, Inc.                       appreciation.
GROWTH
WRL THIRD            /arrow/   EQSF Advisers, Inc.         /arrow/    Seeks long-term capital
AVENUE VALUE                                                          appreciation.
WRL GE               /arrow/   GE Asset                    /arrow/    Seeks long-term growth of capital.
INTERNATIONAL                  Management
EQUITY                         Incorporated*
WRL JANUS            /arrow/   Janus Capital               /arrow/    Seeks long-term growth of capital
GLOBAL                         Corporation                            in a manner consistent with the
                                                                      preservation of capital.
WRL JANUS            /arrow/   Janus Capital               /arrow/    Seeks growth of capital.
GROWTH                         Corporation
WRL GOLDMAN          /arrow/   Goldman Sachs Asset         /arrow/    Seeks long-term growth of capital.
SACHS GROWTH                   Management
WRL GE U.S.          /arrow/   GE Asset Management         /arrow/    Seeks long-term growth of capital.
EQUITY                         Incorporated
WRL SALOMON          /arrow/   Salomon Brothers Asset      /arrow/    Seeks capital appreciation.
ALL CAP                        Management Inc
WRL C.A.S.E.         /arrow/   C.A.S.E.                    /arrow/    Seeks annual growth of capital
GROWTH                         Management, Inc.                       through investment in companies
                                                                      whose management, financial
                                                                      resources and fundamentals appear
                                                                      attractive on a scale measured
                                                                      against each company's present
                                                                      value.
WRL DREYFUS          /arrow/   The Dreyfus                 /arrow/    Seeks total investment returns
MID CAP                        Corporation                            (including capital appreciation and
                                                                      income), which consistently
                                                                      outperform the S&P 400 Mid Cap
                                                                      Index.
WRL NWQ VALUE        /arrow/   NWQ Investment              /arrow/    Seeks to achieve maximum,
EQUITY                         Management                             consistent total return with
                               Company, Inc.                          minimum risk to principal.

* Effective May 1, 2000, GE Asset Management Incorporated will be the sole sub-adviser.

PORTFOLIO                       SUB-ADVISER                            INVESTMENT OBJECTIVE
-----------------               ------------------------               -------------------------------------
WRL T. ROWE           /arrow/   T. Rowe Price               /arrow/    Seeks to provide an increasing
PRICE DIVIDEND                  Associates, Inc.                       level of dividend income,
GROWTH                                                                 long-term capital appreciation and
                                                                       reasonable current income through
                                                                       investments primarily in dividend
                                                                       paying stocks.
WRL DEAN ASSET        /arrow/   Dean Investment             /arrow/    Seeks preservation of capital and
ALLOCATION                      Associates                             competitive investment returns.
WRL LKCM              /arrow/   Luther King Capital         /arrow/    Seeks to provide current income,
STRATEGIC                       Management                             long-term growth of income and
TOTAL RETURN                    Corporation                            capital appreciation.
WRL J.P. MORGAN       /arrow/   J.P. Morgan Investment      /arrow/    Seeks long-term total return from
REAL ESTATE                     Management Inc.                        investments primarily in equity
SECURITIES                                                             securities of real estate companies.
                                                                       Total return will consist of
                                                                       realized and unrealized capital
                                                                       gains and losses plus income.
WRL FEDERATED         /arrow/   Federated Investment        /arrow/    Seeks total return by investing in
GROWTH & INCOME                 Counseling                             securities that have defensive
                                                                       characteristics.
WRL AEGON             /arrow/   AEGON USA                   /arrow/    Seeks preservation of capital,
BALANCED                        Investment                             reduced volatility, and superior
                                Management, Inc.                       long-term risk-adjusted returns.
WRL AEGON             /arrow/   AEGON USA                   /arrow/    Seeks the highest possible current
BOND                            Investment                             income within the confines of the
                                Management, Inc.                       primary goal of insuring the
                                                                       protection of capital.
WRL J.P. MORGAN       /arrow/   J.P. Morgan Investment      /arrow/    Seeks to obtain maximum current
MONEY MARKET                    Management Inc.                        income consistent with the
                                                                       preservation of principal and
                                                                       maintenance of liquidity.


     WRL Management, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, a wholly-owned subsidiary of Western Reserve Life Assurance Co. of Ohio ("Western Reserve"), serves as investment adviser to the fund and manages the fund in accordance with policies and guidelines established by the fund's Board of Directors. AUSA Life, WRL Management and Western Reserve are affiliates. For certain portfolios, WRL Management has engaged investment sub-advisers to provide portfolio management services. WRL Management and each investment sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the fund prospectus for more information regarding WRL Management and the investment sub-advisers.

     In addition to the separate account, shares of the portfolios are also sold to other separate accounts that we (or our affiliates) establish to support variable annuity contracts and variable life insurance policies. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Neither we nor the fund currently foresee any such disadvantages, either to variable life insurance policyowners or to variable annuity contract owners. However, the fund's Board of Directors will monitor events in order to identify any material conflicts between the interests of such variable life insurance policyowners and variable annuity contract owners, and will determine what action, if any, it should take. Such action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contract owners.



     If the fund's Board of Directors were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, AUSA Life will bear the attendant expenses, but variable life insurance policyowners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.


ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS



     We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs. We also reserve the right, subject to compliance with applicable law, to add to, delete from, or substitute the investments that are held by any subaccount, or that any subaccount may purchase. We will only add, delete or substitute shares of another portfolio of the fund (or of another open-end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgement further investment in any portfolio would become inappropriate in view of the purposes of the separate account. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the separate account securities from other portfolios.

     We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new portfolio of the fund, or in shares of another investment company, with specified investment objectives. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant. We will make any new subaccounts available to existing owners on a basis we determine. We may also eliminate one or more subaccounts for the same reasons as stated above.


     In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee, or (4) combined with one or more other separate accounts, or subaccounts.


YOUR RIGHT TO VOTE PORTFOLIO SHARES


     Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, so long as such action is required by law. See Tax Status of the Policy p. 47.


     Before a vote of a portfolio's shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of cash value you have in that portfolio (as of a date set by the portfolio).


     If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to policyowners advising you of the action and the reasons we took such action.



THE POLICY
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PURCHASING A POLICY


     To purchase a Policy, you must submit a completed application and an initial premium to us. You may also send the application and initial premium to us through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with AFSG Securities Corporation, the principal underwriter for the Policy.
     Please submit your applications to:

              AUSA Life
              P.O. Box 9054
              Clearwater, Florida 33758-9054

     You select the specified amount for your Policy within the following limits. Our current minimum specified amount for a Policy for issue ages 0-45 is generally $50,000. It declines to $25,000 for issue ages 46-80. We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy to you if the insured is over age
80. The insured must be insurable and acceptable to us under our underwriting rules on the later of:

   /bullet/ the date of your application; or /bullet/ the date the insured completes all of the medical tests and examinations that we require.

UNDERWRITING STANDARDS

     This Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age.

     Your cost of insurance charge will also depend on the insured's rate class. We currently place insureds into the following standard rate classes:

   /bullet/  ultimate select, non-tobacco use;
   /bullet/  select, non-tobacco use;
   /bullet/ ultimate standard, tobacco use; and /bullet/ standard, tobacco use.


     We also place insureds in various sub-standard rate classes, which involve a higher mortality risk and higher charges. We generally charge higher rates for insureds who use tobacco. We charge lower cost of insurance rates for insureds who are in an "ultimate class." An ultimate class is only available if our underwriting guidelines require you to take a blood test because of the specified amount you have chosen.



WHEN INSURANCE COVERAGE TAKES EFFECT


     Insurance coverage under the Policy will take effect only if the insured(s) is alive and in the same condition of health as described in the application when the Policy is delivered to the owner, and if the initial premium required under the Policy as issued is paid.

     CONDITIONAL INSURANCE COVERAGE. If you pay the full initial premium listed in the conditional receipt attached to the application, and we deliver the conditional receipt to you, the insured will have conditional insurance coverage under the terms of the conditional receipt. Conditional insurance coverage is void if the check or draft you gave us to pay the initial premium is not honored when we first present it for payment.



 THE AMOUNT OF                  /bullet/  the specified amount applied for; or
 CONDITIONAL INSURANCE          /bullet/  $300,000
 COVERAGE IS THE LESSER OF:               reduced by all amounts payable under all other life insurance applications that the insured has pending with us.


 CONDITIONAL LIFE INSURANCE     /bullet/  the date of your application; or
 COVERAGE BEGINS ON THE         /bullet/  the date the insured completes all of the medical tests and
 LATER OF:                                examinations that we require; or
                                /bullet/  the date of issue, if any, requested in the application.

 CONDITIONAL LIFE INSURANCE     /bullet/  the date we determine the insured has satisfied our
 COVERAGE TERMINATES                      underwriting requirements and the insurance applied for
 AUTOMATICALLY ON THE                     takes effect (the Policy date); or
 EARLIEST OF:                   /bullet/  60 days from the date the application was completed; or
                                /bullet/  the date we determine that any person proposed for insurance in the application is not insurable according to our rules, limits and standards for the plan, amount and
                                          rate class shown in the application; or
                                /bullet/  the date we modify the plan, amount, riders and/or the premium rate class shown in the application, or any
                                          supplemental agreements.
                                After 5 days we will mail notice of the ending of coverage and we will refund the first premium to the applicant at the address shown on the application.


 SPECIAL LIMITATIONS OF THE     /bullet/  the conditional receipt will be void:
 CONDITIONAL RECEIPT:                     /arrow/  if not signed by an authorized agent of AUSA
                                                   Life; or
                                          /arrow/  in the event the application contains any fraud or material misrepresentation; or
                                         /arrow/   if, on the date of the conditional receipt, the
                                                   proposed insured is under 15 days of age or over
                                                   80 years of age.
                                /bullet/  the conditional receipt does not provide benefits for accidental death benefits.
                                /bullet/  the conditional receipt does not provide benefits if any proposed insured commits suicide. In this case, AUSA
                                          Life's liability will be limited to return of the first
                                          premium paid with the application.


     FULL INSURANCE COVERAGE AND ALLOCATION OF INITIAL PREMIUM. Once we determine that the insured meets our underwriting requirements and you have paid the initial premium, full insurance coverage will begin and we will begin to take the monthly deductions from your net premium. This date is the Policy date. On the Policy date, we will allocate your initial net premium, minus monthly deductions, to the WRL J.P. Morgan Money Market subaccount. On the record date, which is the date we record your Policy on our books as an in force Policy, we will allocate your cash value from the WRL J.P. Morgan Money Market subaccount to the accounts you elect on your application.

     On any day we credit net premiums or transfer cash value to a subaccount, we will convert the dollar amount of the net premium (or transfer) into subaccount units at the unit value for that subaccount, determined at the end of the day on which we receive the premium or transaction request at our office. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the New York Stock Exchange ("NYSE") is open for trading. See Policy Values p. 26.

OWNERSHIP RIGHTS

     The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The owner may exercise certain rights described below.



 CHANGING THE     /bullet/  Change the owner by providing written notice to us at our
 OWNER                      office at any time while the insured is alive and the Policy is in force.
                  /bullet/  Change is effective as of the date that the written notice is accepted by us.
                  /bullet/  Changing the owner does not automatically change the beneficiary.
                  /bullet/  Changing the owner may have tax consequences. You should consult a tax advisor before changing the
                            owner.
                  /bullet/  We are not liable for payments we made before we received the written notice at our office.



 CHOOSING THE     /bullet/  The owner designates the beneficiary (the person to
 BENEFICIARY                receive the death benefit when the insured dies) in the
                            application.
                  /bullet/  If the owner designates more than one beneficiary, then each beneficiary shares equally in any death
                            benefit proceeds unless the beneficiary designation
                            states otherwise.
                  /bullet/  If the beneficiary dies before the insured, then any contingent beneficiary becomes the beneficiary.
                  /bullet/  If both the beneficiary and contingent beneficiary die before the insured, then the death benefit will
                            be paid to the owner or the owner's estate upon the
                            insured's death.



 CHANGING THE     /bullet/  The owner changes the beneficiary by providing written
 BENEFICIARY                notice to us at our office.
                  /bullet/  Change is effective as of the date the owner signs the written notice.
                  /bullet/  We are not liable for any payments we made before we received the written notice at our office.

 ASSIGNING THE     /bullet/  The owner may assign Policy rights while the insured is
 POLICY                      alive.
                  /bullet/  The owner retains any ownership rights that are not assigned.
                  /bullet/  Assignee may not change the owner or the
                            beneficiary, and may not elect or change an optional
                            method of payment. Any amount payable to the
                            assignee will be paid in a lump sum.
                  /bullet/  Claims under any assignment are subject to proof of interest and the extent of the assignment.
                  /bullet/  We are not:
                            /arrow/  bound by any assignment unless we receive a
                                     written notice of the assignment;
                            /arrow/   responsible for the validity of any
                                      assignment;
                            /arrow/   liable for any payment we made before we
                                      received written notice of the assignment;
                                      or
                            /arrow/   bound by any assignment which results in
                                      adverse tax consequences to the owner,
                                      insured(s) or beneficiary(ies).
                  /bullet/  Assigning the Policy may have tax consequences. You should consult a tax advisor before assigning the
                            Policy.


CANCELING A POLICY


     You may cancel a Policy for a refund during the "free-look period" by returning it to our office, to one of our branch offices or to the agent who sold you the Policy. The free-look period expires 10 days after you receive the Policy. If you decide to cancel the Policy during the free-look period, we will treat the Policy as if it had never been issued. We will pay the refund within seven days after we receive the returned Policy. The amount of the refund will be the total of all premiums you paid under the Policy.


PREMIUMS
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PREMIUM FLEXIBILITY



     You generally have flexibility to determine the frequency and the amount of the premiums you pay. Unlike conventional insurance policies, you do not have to pay your premiums according to a rigid and inflexible premium schedule. Before we issue the Policy to you, we may require you to pay a premium at least equal to a minimum monthly guarantee premium set forth in your Policy. Thereafter (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount over $50. Under some circumstances, you may be required to pay extra premiums to prevent a lapse. Your minimum monthly guarantee premium may change if you request a change in your Policy. If this happens, we will notify you of the new minimum monthly guarantee premium.

PLANNED PERIODIC PAYMENTS



     You will determine a planned periodic payment schedule which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned periodic payments. Please be sure to notify us or your agent/registered representative of any address changes so that we may be able to keep your current address on record.


     Even if you make your planned periodic payments on schedule, your Policy may still lapse. The duration of your Policy depends on the Policy's net surrender value. If the net surrender value is not high enough to pay the monthly deduction when due (and your no lapse period has expired) then your Policy will lapse (unless you make the payment we specify during the 61-day grace period). See Policy Lapse and Reinstatement p. 45.


MINIMUM MONTHLY GUARANTEE PREMIUM


     The full initial premium is the only premium you are required to pay under the Policy. However, you greatly increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum monthly guarantee premium.


     Until the no lapse date shown on your Policy schedule page, we guarantee that your Policy will not lapse, so long as you have paid total premiums (MINUS any withdrawals, MINUS any outstanding loans, and MINUS any pro rata decrease charge) that equal or exceed the minimum monthly guarantee premium in effect for each month times the number of months since the Policy date, including the current month. If you take a withdrawal, a loan, or if you decrease your specified amount, you may need to pay additional premiums in order to keep the no lapse guarantee in place.


     The initial minimum monthly guarantee premium is shown on your Policy's schedule page, and depends on a number of factors, including the age, gender, and rate class of the insured, and the specified amount requested. The minimum monthly guarantee premium will change if you change death benefit options or decrease the specified amount.


     AFTER THE NO LAPSE PERIOD ENDS, PAYING THE CURRENT MINIMUM MONTHLY GUARANTEE PREMIUM EACH MONTH WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. YOU MAY NEED TO PAY ADDITIONAL PREMIUMS TO KEEP THE POLICY IN FORCE.



NO LAPSE PERIOD


     During the first five Policy years, your Policy will remain in force and no grace period will begin, even if your net surrender value is too low to pay the monthly deduction, so long as:


   /bullet/ the total amount of the premiums you paid (minus any cash withdrawals, outstanding loans, and any pro rata decrease charge) is equal to or exceeds:

             /arrow/ the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month.

PREMIUM LIMITATIONS



     Premium payments must be at least $50 if paid monthly and $600 if paid annually ($1,000 if by wire). We may return premiums less than $50. We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations which qualify the Policy as life insurance according to federal tax laws. This maximum is set forth in your Policy. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment. We will not permit you to make additional premium payments until they are allowed by the maximum premium limitations. In addition, we reserve the right to refund a premium if the premium would increase the death benefit by more than the amount of the premium.



MAKING PREMIUM PAYMENTS



     We will deduct certain charges from your premium payments (see Premium Charges p. 33). We will accept premium payments by wire transfer.


     If you wish to make payments by wire transfer, you should instruct your bank to wire federal funds as follows:


                            All First Bank of Baltimore
                            ABA #: 052000113
                            For credit to: AUSA Life
                            Account #: 89573171
                            Policyowner's Name:
                            Policy Number:
                            Attention: General Accounting


     TAX-FREE EXCHANGES ("1035 Exchanges"). We will accept as part or all of your initial premium money from one or more contracts insuring the same insured that qualify for tax-free exchanges under section 1035 of the Internal Revenue Code. If you contemplate such an exchange, you should consult a competent tax advisor to learn the potential tax effects of such a transaction.



     Subject to our underwriting requirements, we will permit you to make one additional cash payment within three business days of our receipt of the proceeds from the 1035 Exchange before we determine your Policy's specified amount.


ALLOCATING PREMIUMS


     You must instruct us on how to allocate your net premium among the subaccounts and the fixed account. You must follow these guidelines:


     /bullet/  allocation percentages must be in whole numbers;
     /bullet/ if you select dollar cost averaging, you must have at least $5,000 in each subaccount from which we will make transfers and you must transfer at least a total of $1,000 monthly; and

     /bullet/ if you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new policy, must be at least $5,000.


     You may change the allocation instructions for additional premium payments without charge at any time by writing us or calling us at 1-800-322-7353. This change will be effective at the end of the valuation date on which we receive the change. Upon instructions from you, the registered representative/agent of record for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular subaccount is 10% of a net premium payment. We reserve the right to limit the number of premium allocation changes you make to one per calendar quarter.


     Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the net premium. We price each subaccount unit using the unit value determined at the end of the day after the closing of the regular business session of the NYSE (usually at 4:00 p.m. Eastern time). We will credit amounts to the subaccounts only on a valuation date, that is, on a date the NYSE is open for trading. See Policy Values below. Your cash value will vary with the investment experience of the subaccounts in which you invest. YOU BEAR THE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE SUBACCOUNTS.


     You should review periodically how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.



POLICY VALUES
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 CASH VALUE     /bullet/  varies from day to day, depending on the investment experience of the subaccounts you choose, the interest
                          credited to the fixed account, the charges deducted
                          and any other Policy transactions (such as additional
                          premium payments, transfers, withdrawals and Policy
                          loans).
                /bullet/  serves as the starting point for calculating values under a Policy.
                /bullet/  equals the sum of all values in each subaccount and the fixed account.
                /bullet/  is determined on the Policy date and on each valuation date.
                /bullet/  has no guaranteed minimum amount and may be more or less than premiums paid.
                /bullet/  includes any amounts held in the fixed account to secure any outstanding Policy loan.

NET SURRENDER VALUE



     The net surrender value is the amount we pay when you surrender your Policy. We determine the net surrender value at the end of the valuation period when we receive your written surrender request at our office.




 NET SURRENDER      /bullet/  the cash value as of such date; MINUS
 VALUE ON ANY       /bullet/  any surrender charge as of such date; MINUS
 VALUATION DATE     /bullet/  any outstanding Policy loan(s); PLUS
 EQUALS:            /bullet/  any interest you paid in advance on the loan(s) for the period between the date of the surrender and the next
                              Policy anniversary.


SUBACCOUNT VALUE


     Each subaccount's value is the cash value in that subaccount. At the end of any valuation period, the subaccount's value is equal to the number of units that the Policy has in the subaccount, multiplied by the unit value of that subaccount.



 THE NUMBER OF     /bullet/  the initial units purchased at unit value on the Policy date;
 UNITS IN ANY      PLUS
 SUBACCOUNT ON     /bullet/  units purchased with additional net premium(s); PLUS
 ANY VALUATION     /bullet/  units purchased via transfers from another subaccount or
 DATE EQUALS:                the fixed account; MINUS
                   /bullet/  units redeemed to pay for monthly deductions; MINUS
                   /bullet/  units redeemed to pay for cash withdrawals; MINUS
                   /bullet/  units redeemed as part of a transfer to another subaccount or the fixed account; MINUS
                   /bullet/  units redeemed to pay any pro rata decrease charge.



     Every time you allocate, transfer or withdraw money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or cash withdrawal by the unit value for that subaccount next determined at the end of the valuation period on which the premium, transfer request or cash withdrawal request is received at our office.




SUBACCOUNT UNIT VALUE


     The value (or price) of each subaccount unit will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value of each subaccount was originally established at $10 per unit. The unit value will increase or decrease from one valuation period to the next.

 THE UNIT VALUE        /bullet/  the total value of the portfolio shares held in the
 OF ANY                          subaccount, determined by multiplying the number of
 SUBACCOUNT AT                   portfolio shares owned by the subaccount times the
 THE END OF A                    portfolio's net asset value per share determined at the end
 VALUATION                       of the valuation period; MINUS
 PERIOD                /bullet/  a deduction for the mortality and expense risk charge;
 IS CALCULATED AS:               MINUS
                       /bullet/  the accrued amount of reserve for any taxes or other economic burden resulting from applying tax laws that we
                                 determine to be properly attributable to the subaccount;
                       AND THE RESULT DIVIDED BY
                       /bullet/  the number of outstanding units in the subaccount.

     The portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time), which coincides with the end of each valuation period.


FIXED ACCOUNT VALUE


     On the record date, the fixed account value is equal to the cash value allocated to the fixed account from the WRL J.P. Morgan Money Market subaccount.



 THE FIXED ACCOUNT       /bullet/  the sum of net premium(s) allocated to the fixed account;
 VALUE AT THE END OF               PLUS
 ANY VALUATION           /bullet/  any amounts transferred from a subaccount to the fixed
 PERIOD IS EQUAL TO:               account; PLUS
                         /bullet/  total interest credited to the fixed account; MINUS
                         /bullet/  amounts charged to pay for monthly deductions; MINUS
                         /bullet/  amounts withdrawn or surrendered from the fixed account;
                                   MINUS
                         /bullet/  amounts transferred from the fixed account to a
                                   subaccount; MINUS
                         /bullet/  amounts withdrawn from the fixed account to pay any pro rata decrease charge incurred due to a decrease in specified amount.

TRANSFERS
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GENERAL



     You or your agent/registered representative of record may make transfers among the subaccounts or from the subaccounts to the fixed account. We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request at our office. WE MAY MODIFY OR REVOKE THE TRANSFER PRIVILEGE AT ANY TIME. The following features apply to transfers under the Policy:


     /check/ You may make an unlimited number of "non-substantive" transfers in a Policy year among the subaccounts, although we do limit "substantive" transfers, as discussed below.
     /check/ You may make one transfer from the fixed account in a Policy year (unless you choose dollar cost averaging from the fixed account).

     /check/   You may request transfers in writing (in a form we accept), by fax or by telephone.
     /check/   There is no minimum amount that must be transferred.
     /check/   There is no minimum amount that must remain in a subaccount after a transfer.
     /check/   We deduct a $25 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year.
     /check/   We consider all transfers made in any one day to be a single transfer.
     /check/   Transfers resulting from loans, conversion rights, reallocation of cash value immediately after the record date, and transfers from the fixed account are NOT treated as transfers for the purpose of the transfer charge.
     /check/   Transfers under dollar cost averaging and asset rebalancing are treated as transfers for purposes of the transfer charge.



     The Policy's transfer privilege is not intended to afford policyowners a way to speculate on short-term movements in the market. Excessive use of the transfer privilege can disrupt the management of the portfolios and increase transaction costs. Accordingly, we have established a policy of limiting excessive transfer activity. We will limit transfer activity to two substantive transfers (at least 30 days apart) from each portfolio, except from WRL J.P. Morgan Money Market, during any 12-month period. We interpret "substantive" to mean either a dollar amount large enough to have a negative impact on a portfolio's operations or a series of movements between portfolios. We will not limit non-substantive transfers.



     Your Policy, as applied for and issued, will automatically receive telephone transfer privileges unless you provide other instructions. The telephone transfer privileges allow you to give authority to the registered representative or agent of record for your Policy to make telephone transfers and to change the allocation of future payments among the subaccounts and the fixed account on your behalf according to your instructions. To make a telephone transfer, you may call 1-800-322-7353 or fax your instructions to 800-322-7361.


     Please note the following regarding telephone or fax transfers:

     /arrow/ We are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.
     /arrow/ We will employ reasonable procedures to confirm that telephone instructions are genuine.

     /arrow/ If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

     /arrow/ Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to owners, and/or tape recording telephone instructions received from owners.

     /arrow/   We may also require written confirmation of your request.

     /arrow/ If you do not want the ability to make telephone transfers, you should notify us in writing.

     /arrow/ Telephone or fax requests must be received at our office before 4:00 p.m. Eastern time to assure same-day pricing of the transaction.
     /arrow/ WE WILL NOT BE RESPONSIBLE FOR SAME-DAY PROCESSING OF TRANSFERS IF FAXED TO A NUMBER OTHER THAN 800-322-7361.

     /arrow/   We will not be responsible for any transmittal problems when you fax us your request unless you report it to us within five business days and send us proof of your fax transmittal.
     /arrow/   We may discontinue this option at any time.



     We will process any transfer request we receive at our office before the NYSE closes (usually 4:00 p.m Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer request after the NYSE closes, we will process the request using the subaccount unit value determined at the close of the next regular business session of the NYSE.



FIXED ACCOUNT TRANSFERS



     You may make one transfer per Policy year from the fixed account unless you select dollar cost averaging from the fixed account. We reserve the right to require that you make the transfer request in writing. We must receive the transfer request no later than 30 days after a Policy anniversary. We will make the transfer at the end of the valuation date on which we receive the written request. The maximum amount you may transfer is limited to the greater of:



     /arrow/  25% of the amount in the fixed account, or

     /arrow/ the amount you transferred from the fixed account in the preceding Policy year.



CONVERSION RIGHTS


     If within 24 months of your Policy date, you transfer all of your subaccount values to the fixed account, then we will not charge you a transfer fee, even if applicable. You must make your request in writing.


DOLLAR COST AVERAGING



     Dollar cost averaging is an investment strategy designed to reduce the average purchase price per unit. The strategy spreads the allocation of your premium into the subaccounts over a period of time. This potentially allows you to reduce the risk of investing most of your premium into the subaccounts at a time when prices are high. The success of this strategy is not assured and depends on market trends. You should consider carefully your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. We make no guarantee that dollar cost averaging will result in a profit or protect you against loss.


     Under dollar cost averaging, we automatically transfer a set dollar amount from the WRL J.P. Morgan Money Market subaccount, the WRL AEGON Bond subaccount, the fixed account, or any combination of these to a subaccount that you choose. We will make the transfers monthly as of the end of the valuation date. We will make the first transfer in the month after we receive your request, provided that we receive the form by the 25th day of the month.



 TO START DOLLAR COST     /arrow/  you must submit a completed form to us at our office
 AVERAGING:                        requesting dollar cost averaging;
                          /arrow/  you must have at least $5,000 in each account from which we will make transfers;
                          /arrow/  your total transfers each month under dollar cost averaging must be at least $100; and
                          /arrow/  each month, you may not transfer more than one-tenth of the amount that was in your fixed account at the
                                   beginning of dollar cost averaging.



     You may request dollar cost averaging at any time. There is no charge for dollar cost averaging. However, each transfer under dollar cost averaging counts towards your 12 free transfers each year.




 DOLLAR                 /arrow/  we receive your request to cancel your participation;
 COST AVERAGING         /arrow/  the value in the accounts from which we make the
 WILL TERMINATE IF:              transfers is depleted;
                        /arrow/  you elect to participate in the asset rebalancing program;
                                 OR
                        /arrow/  you elect to participate in any asset allocation services provided by a third party.

     We may modify, suspend, or discontinue dollar cost averaging at any time.


ASSET REBALANCING PROGRAM



     We also offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts you have selected. Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy's currently effective premium allocation schedule. Cash value in the fixed account and the dollar cost averaging program is not available for this program. This program does not guarantee gains. A subaccount may still have losses.



     You may elect asset rebalancing to occur on each quarterly, semi-annual or annual anniversary of the Policy date. Once we receive the asset rebalancing request form, we will effect the initial rebalancing of cash value on the next such anniversary, in accordance with the Policy's current premium allocation schedule. You may modify your allocations quarterly. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day the NYSE is open.




 TO START               /arrow/  you must submit a completed asset rebalancing request
 ASSET REBALANCING:              form to us at our office before the maturity date; and
                        /arrow/  you must have a minimum cash value of $5,000 or make a $5,000 initial premium payment.


     There is no charge for the asset rebalancing program. However, each reallocation we make under the program counts towards your 12 free transfers each year.



 ASSET REBALANCING     /arrow/  you elect to participate in the dollar cost averaging
 WILL CEASE IF:                 program;
                       /arrow/  we receive your request to discontinue participation;
                       /arrow/  you make ANY transfer to or from any subaccount other than under a scheduled rebalancing; or
                       /arrow/  you elect to participate in any asset allocation services provided by a third party.



     You may start and stop participation in the asset rebalancing program at any time; but we may restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.



THIRD PARTY ASSET ALLOCATION SERVICES



     We may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf, or who provide recommendations as to how your subaccount values should be allocated. This includes, but is not limited to, transferring subaccount values among subaccounts in accordance with various investment allocation strategies that these third parties employ. These independent third parties may or may not be appointed AUSA Life agents for the sale of Policies. AUSA LIFE DOES NOT ENGAGE ANY THIRD PARTIES TO OFFER INVESTMENT ALLOCATION SERVICES OF ANY TYPE, SO THAT PERSONS OR FIRMS OFFERING SUCH SERVICES DO SO INDEPENDENT FROM ANY AGENCY RELATIONSHIP THEY MAY HAVE WITH AUSA LIFE FOR THE SALE OF POLICIES. AUSA LIFE THEREFORE TAKES NO RESPONSIBILITY FOR THE INVESTMENT ALLOCATIONS AND TRANSFERS TRANSACTED ON YOUR BEHALF BY SUCH THIRD PARTIES OR ANY INVESTMENT ALLOCATION RECOMMENDATIONS MADE BY SUCH PARTIES. AUSA Life does not currently charge you any additional fees for providing these support services. AUSA Life reserves the right to discontinue providing administrative and support services to owners utilizing independent third parties who provide investment allocation and transfer recommendations.

CHARGES AND DEDUCTIONS
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     This section describes the charges and deductions that we make under the Policy to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume.


 SERVICES AND BENEFITS WE      /bullet/  the death benefit, cash and loan benefits;
 PROVIDE UNDER THE POLICY:     /bullet/  investment options, including premium allocations;
                               /bullet/  administration of elective options; and
                               /bullet/  the distribution of reports to owners.


 COSTS AND EXPENSES            /bullet/  costs associated with processing and underwriting
 WE INCUR:                               applications;
                               /bullet/  expenses of issuing and administering
                                         the Policy (includ- ing any Policy
                                         riders);
                               /bullet/  overhead and other expenses for
                                         providing services and benefits, sales
                                         commissions and marketing expenses; and
                               /bullet/  other costs of doing business, such as
                                         collecting premiums, maintaining
                                         records, processing claims, effecting
                                         transac- tions, and paying federal,
                                         state and local premium and other taxes
                                         and fees.


 RISKS WE ASSUME:             /bullet/  that the charges we may deduct may be insufficient to meet our actual claims because insureds die sooner than
                                        we estimate; and
                              /bullet/  that the costs of providing the services and benefits under the Policies may exceed the charges we are allowed to
                                        deduct.

PREMIUM CHARGES

     Before we allocate the net premiums you make, we will deduct the following charges.



 PREMIUM EXPENSE CHARGE       /bullet/  This charge equals:
                                        /arrow/  6.0% of premiums during the first ten Policy
                                                 years; and
                                        /arrow/  2.5% of premiums thereafter.
                              /bullet/  This charge compensates us for distribution expenses and state premium taxes.


 PREMIUM COLLECTION           /bullet/  This charge equals $3.00 per premium payment.
 CHARGE                       /bullet/  This charge compensates us for premium billing and collection costs.
                              /bullet/  We will not increase this charge.

MONTHLY DEDUCTION


     We take a monthly deduction from the cash value on the Policy date and on each Monthiversary. We deduct this charge from each subaccount and the fixed account in accordance with the current premium allocation instructions. If the value of any account is insufficient to pay that account's portion of the monthly deduction, we will take the monthly deduction on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the Monthiversary). Because portions of the monthly deduction (such as cost of insurance) can vary monthly, the monthly deduction will also vary.



 THE MONTHLY DEDUCTION IS     /bullet/  the monthly Policy charge; PLUS
 EQUAL TO:                    /bullet/  the monthly cost of insurance charge for the Policy; PLUS
                              /bullet/  the monthly charge for any benefits provided by riders attached to the Policy; PLUS
                              /bullet/  the pro rata decrease charge (if applicable) incurred as a result of a decrease in the specified amount.
                              MONTHLY POLICY CHARGE:
                              /bullet/  This charge equals $5.00 each Policy month.
                              /bullet/  We guarantee this charge will never be more than $7.50 per month.
                              /bullet/  We may waive this charge at issue on additional policies
                                        (not on the original Policy) purchased naming the same
                                        owner and insured.
                              /bullet/  This charge compensates us for administrative expenses such as recordkeeping, processing death benefit claims and
                                        Policy changes, and overhead costs.
                              COST OF INSURANCE CHARGE:
                              /bullet/  We deduct this charge each month. It varies each month and is equal to:
                                        /arrow/  the death benefit on the Monthiversary; DIVIDED
                                                 BY
                                       /arrow/  1.0032737 (this factor reduces the net amount at
                                                risk, for purposes of computing the cost of
                                                insurance, by taking into account assumed
                                                monthly earnings at an annual rate of 4%); MINUS
                                       /arrow/  the cash value on the Monthiversary;
                                                MULTIPLIED BY
                                      /arrow/  the monthly cost of insurance rate for the Policy.
                               OPTIONAL INSURANCE RIDERS:
                              /bullet/  The monthly deduction will include charges for any optional insurance benefits you add to your Policy by rider
                                        (see Supplemental Benefits (Riders) p. 54).



     We base the cost of insurance rates on the insured's attained age, gender, and rate class, and the length of time that the Policy has been in force. The actual monthly cost of insurance rates are based on our expectations as to future mortality experience. The rates will never be greater than the guaranteed amount stated in your Policy. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary (C.S.O.) Mortality Tables and the insured's attained age and rate class. For standard rate classes, these guaranteed rates will never be greater than the rates in the C.S.O. tables. We may also guarantee a rate for a specific period of time (E.G., one year). For a listing of rate classes, see Underwriting Standards p. 20.


MORTALITY AND EXPENSE RISK CHARGE


     We deduct a daily charge from your cash value in each subaccount to compensate us for certain mortality and expense risks we assume. This charge is equal to:


    /bullet/  your Policy's cash value in each subaccount MULTIPLIED BY

    /bullet/ the daily pro rata portion of the annual mortality and expense risk charge rate of 0.90% (this annual rate is equal to 0.90% of the average daily net assets of each subaccount).

    /bullet/  We will not increase this charge.


     The mortality risk is that an insured will live for a shorter time than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy.



     If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use any profits to cover distribution costs.


SURRENDER CHARGE



     If you surrender your Policy completely during the first 15 years, we deduct a surrender charge from your cash value and pay the remaining cash value (less any outstanding loan amounts) to you. There is no surrender charge if you wait until the 15th Policy anniversary to surrender your Policy. The payment you receive is called the net surrender value. The formula we use reduces the surrender charge at older ages in compliance with state laws.



     THE SURRENDER CHARGE MAY BE SIGNIFICANT. YOU SHOULD CALCULATE THIS CHARGE CAREFULLY BEFORE YOU CONSIDER A SURRENDER. Under some circumstances the level of surrender charges might result in no net surrender value available if you surrender your Policy in the first few Policy years. This will depend on a number of factors, but is more likely if:



   /bullet/ you pay premiums equal to or not much higher than the minimum monthly guarantee premium shown in your Policy; and/or
   /bullet/  investment performance is too low.

 THE SURRENDER CHARGE IS        /bullet/  the SURRENDER CHARGE PER THOUSAND; multipled by
 EQUAL TO:                      /bullet/  the number of thousands in the Policy's specified amount as it is stated in the Policy; multiplied by
                                /bullet/  the SURRENDER CHARGE FACTOR.


     The SURRENDER CHARGE PER THOUSAND is calculated for each $1,000 of specified amount stated in your Policy. It varies with the insured's issue age, gender and rate classifications. See the surrender charge table, found at Appendix C.


     The SURRENDER CHARGE FACTOR varies with the insured's age and the number of years the Policy has been in force. For insureds ages 0-39, the surrender charge factor is equal to 1.00 during Policy years 1-5. It decreases by 0.10 each year until the fifteenth Policy year when it is zero. If you are older than 39 when we issue your Policy, the factor is less than 1.00 at the end of the first Policy year and decreases to zero at the fifteenth Policy year. We always determine the surrender charge factor from the Policy date to the surrender date, regardless of whether there were any prior lapses and reinstatements.


                           SURRENDER CHARGE FACTORS
                               ISSUE AGES 0 - 39

                     END OF POLICY YEAR*    FACTOR
                    ---------------------- -------
                      At Issue ...........  1.00
                      1-5 ................  1.00
                      6 ..................   .90
                      7 ..................   .80
                      8 ..................   .70
                      9 ..................   .60
                      10 .................   .50
                      11 .................   .40
                      12 .................   .30
                      13 .................   .20
                      14 .................   .10
                      15 .................     0
                      16+ ................     0



     * The factor on any date other than a Policy anniversary will be determined proportionately using the factor at the end of the Policy year prior to surrender and the factor at the end of the Policy year of surrender.


     /bullet/ SURRENDER CHARGE EXAMPLE: Assume a male tobacco user purchases the Policy at issue age 35 with a specified amount of $100,000. The Policy is surrendered in Policy year 5. The surrender charge per thousand is $16.48. This is multiplied by the surrender charge factor of 1.00


      The surrender charge =  the surrender charge per thousand ($16.48) X the number of thousands of initial specified
                              amount (100) X the surrender charge factor
                              (1.0)

                          =  $1,648.

     The surrender charge helps us to recover distribution expenses that we incur in connection with the Policy, including agent sales commissions and printing and advertising costs.

PRO RATA DECREASE CHARGE


     If you decrease the specified amount during the first 15 Policy years, we will deduct a pro rata decrease charge from the cash value.



 THE PRO RATA DECREASE        /bullet/  the surrender charge per thousand; MULTIPLIED BY
 CHARGE IS EQUAL TO:          /bullet/  the number of thousands in the specified amount
                                        decrease; MULTIPLIED BY
                              /bullet/  the surrender charge factor applicable at the time of the decrease. (See Appendix C.)


     We will not deduct the pro rata decrease charge from the cash value when a specified amount decrease results from:


     /bullet/ a change in the death benefit option; or /bullet/ a cash withdrawal (when you select death benefit Option A).


     We will determine the pro rata decrease charge from the Policy date to the date of the decrease using the above formula, regardless of whether your Policy has lapsed and been reinstated, or you have previously decreased your specified amount.



     If we deduct a pro rata decrease charge due to a decrease in specified amount, we will reduce proportionately any future surrender charge incurred during the first 15 Policy years. This means that when we calculate the surrender charge, we will reduce it by an amount equal to the surrender charge multiplied by the ratio of any prior decreases in the specified amount to the full initial specified amount. A decrease in specified amount will generally decrease the insurance protection of the Policy.


TRANSFER CHARGE


     /bullet/ We currently allow you to make 12 transfers each year free from charge.
     /bullet/  We charge $25 for each additional transfer.
     /bullet/ For the purposes of assessing the transfer charge, all transfers made in one day, regardless of the number of subaccounts affected by the transfer, is considered a single transfer.
     /bullet/ We deduct the transfer charge from the amount being transferred. /bullet/ Transfers due to loans, exercise of conversion rights, or from the fixed account do not count as transfers for the purpose of assessing this charge.
     /bullet/ Transfers under dollar cost averaging and asset rebalancing are transfers for purposes of this charge.
     /bullet/  We will not increase this charge.


CASH WITHDRAWAL CHARGE


     /bullet/ After the first Policy year, you may take one cash withdrawal per Policy year.
     /bullet/ When you make a cash withdrawal, we charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less.

     /bullet/ We deduct this amount from the withdrawal, and we pay you the balance.
     /bullet/  We will not increase this charge.



TAXES


     We currently do not make any deductions for taxes from the separate account. We may do so in the future if such taxes are imposed by federal or state agencies.


PORTFOLIO EXPENSES



     The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses currently range from 0.44% to 1.20%. See the Portfolio Annual Expense Table (p. 12) in this prospectus, and the fund prospectus.



DEATH BENEFIT
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DEATH BENEFIT PROCEEDS



     As long as the Policy is in force, we will pay the death benefit proceeds on an individual Policy once we receive satisfactory proof of the insured's death. We may require return of the Policy. We will pay the death benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the owner or the owner's estate. We will pay the death benefit proceeds in a lump sum or under a payment option. See Payment Options p. 42.




 DEATH BENEFIT       /bullet/  the death benefit (described below); MINUS
 PROCEEDS EQUAL:     /bullet/  any monthly deductions due during the grace period (if applicable); MINUS
                     /bullet/  any outstanding Policy loan amount; PLUS
                     /bullet/  any additional insurance in force provided by rider; PLUS
                     /bullet/  any interest you paid in advance on the loan(s) for the period between the date of death and the next Policy
                               anniversary.



     We may further adjust the amount of the death benefit proceeds if we contest the Policy or if you misstate the insured's age or gender. See Our Right to Contest the Policy p. 51; and Misstatement of Age or Gender p. 51.



DEATH BENEFIT


     The Policy provides a death benefit. The death benefit is determined at the end of the valuation period in which the insured dies. You must select one of the three death benefit options we offer in your application. No matter which death benefit option you choose, we guarantee that, so long as the Policy does not lapse, the death benefit will never be less than the specified amount on the date of the insured's death.

 DEATH BENEFIT           /bullet/  the current specified amount; OR
 OPTION A EQUALS THE     /bullet/  a specified percentage called the "limitation percentage,"
 GREATER OF:                       MULTIPLIED BY
                                   /arrow/  the cash value on the insured's date of death.

     Under Option A, your death benefit remains level unless the limitation percentage multiplied by the cash value is greater than the specified amount; then the death benefit will vary as the cash value varies.



     The limitation percentage is the minimum percentage of cash value we must pay as the death benefit under federal tax requirements. It is based on the attained age of the insured at the beginning of each Policy year. The following table indicates the limitation percentages for different ages:




      ATTAINED
       AGE                       LIMITATION PERCENTAGE
  40 and under                           250%
    41 to 45     250% of cash value minus 7% for each age over age 40
    46 to 50     215% of cash value minus 6% for each age over age 45
    51 to 55     185% of cash value minus 7% for each age over age 50
    56 to 60     150% of cash value minus 4% for each age over age 55
    61 to 65     130% of cash value minus 2% for each age over age 60
    66 to 70     120% of cash value minus 1% for each age over age 65
    71 to 75     115% of cash value minus 2% for each age over age 70
    76 to 90                             105%
    91 to 95     105% of cash value minus 1% for each age over age 90


     If the federal tax code requires us to determine the death benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.


     OPTION A ILLUSTRATION. Assume that the insured's attained age is under 40, there have been no withdrawals or decreases in specified amount, and that there is no outstanding indebtedness. Under Option A, a Policy with a $50,000 specified amount will generally pay $50,000 in death benefits. However, because the death benefit must be equal to or be greater than 250% of cash value, any time the cash value of the Policy exceeds $20,000, the death benefit will exceed the $50,000 specified amount. Each additional dollar added to the cash value above $20,000 will increase the death benefit by $2.50.


     Similarly, so long as the cash value exceeds $20,000, each dollar taken out of the cash value will reduce the death benefit by $2.50. If at any time the cash value multiplied by the limitation percentage is less than the specified amount, the death benefit will equal the specified amount of the Policy reduced by the dollar value of any cash withdrawals.

 DEATH BENEFIT           /bullet/  the current specified amount; PLUS
 OPTION B EQUALS THE               /arrow/  the cash value on the insured's date of death; OR
 GREATER OF:             /bullet/  the limitation percentage, MULTIPLIED BY
                                   /arrow/  the cash value on the insured's date of death.

     Under Option B, the death benefit always varies as the cash value varies.

     OPTION B ILLUSTRATION. Assume that the insured's attained age is under 40 and that there is no outstanding indebtedness. Under Option B, a Policy with a specified amount of $50,000 will generally pay a death benefit of $50,000 plus cash value. Thus, a Policy with a cash value of $10,000 will have a death benefit of $60,000 ($50,000 + $10,000). The death benefit, however, must be at least 250% of cash value. As a result, if the cash value of the Policy exceeds $33,333, the death benefit will be greater than the specified amount plus cash value. Each additional dollar of cash value above $33,333 will increase the death benefit by $2.50.

     Similarly, any time cash value exceeds $33,333, each dollar taken out of cash value will reduce the death benefit by $2.50. If at any time, cash value multiplied by the limitation percentage is less than the specified amount plus the cash value, then the death benefit will be the specified amount plus the cash value of the Policy.



 DEATH BENEFIT           /bullet/  death benefit Option A; OR
 OPTION C EQUALS THE     /bullet/  the current specified amount, MULTIPLIED BY
 GREATER OF:                       /arrow/  a "factor" equal to the lesser of:
                                           /bullet/  1.0 or
                                          /bullet/   0.04 TIMES (95 MINUS insured's attained age
                                                     at death); PLUS
                                   /arrow/  the cash value on the insured's date of death.


     Under Option C, the death benefit varies as the cash value and the insured's attained age varies.

     OPTION C -- THREE ILLUSTRATIONS.

     1. Assume that the insured is under age 40 and that there is no outstanding indebtedness. Under Option C, a Policy with a specified amount of $50,000 and with a cash value of $10,000 will have a death benefit of $60,000 ($50,000 x the minimum of (1.0 and (0.04 x (95 - 40))) + $10,000). So long as the insured is under age 71, this benefit is the same as the Option B benefit.

     2. Assume that the insured is attained age 75 and that there is no outstanding indebtedness. Under Option C, a Policy with a specified amount of $50,000 and with a cash value of $12,000 will have a death benefit of $52,000 ($50,000 x the minimum of (1.0 and (0.04 x (95 - 75))) + $12,000). The death benefit, however, must be at least 105% of cash value as shown in the limitation percentage table above.

     3. Assume that the insured is attained age 75 and that there is no outstanding indebtedness. Under Option C, a Policy with a specified amount of $50,000 and with a cash value of $9,000 will have a death benefit equal to the specified amount of $50,000, since the calculation of $50,000 times the minimum of (1.0 and (0.04 x (95 - 75))) plus $9,000 is less than the specified amount.



EFFECTS OF CASH WITHDRAWALS ON THE DEATH BENEFIT



     If you choose Option A, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal. We will not impose a decrease charge when the specified amount is decreased as a result of taking a cash withdrawal. Regardless of the death benefit option you choose, a cash withdrawal will reduce the death benefit by at least the amount of the withdrawal.


CHOOSING DEATH BENEFIT OPTIONS


     You must choose one death benefit option on your application. This is an important decision. The death benefit option you choose will have an impact on the dollar value of the death benefit, on your cash value, and on the amount of cost of insurance charges you pay.


     You may find Option A more suitable for you if your goal is to increase your cash value through positive investment experience. You may find Option B more suitable if your goal is to increase your total death benefit. You may find Option C more suitable if your goal is to increase your total death benefit before you reach attained age 70, and to increase your cash value through positive investment experience thereafter.


CHANGING THE DEATH BENEFIT OPTION


     After the third Policy year, you may change your death benefit option once each Policy year if you have not decreased the specified amount that year. We will notify you of the new specified amount.


     /bullet/  You must make your request in writing.

     /bullet/ The effective date of the change will be the Monthiversary on or following the date when we receive your request for a change at our office.

     /bullet/ You may not make a change that would decrease the specified amount below the minimum specified amount stated in your Policy.
     /bullet/ There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy's death benefit option.


DECREASING THE SPECIFIED AMOUNT


     After the Policy has been in force for three years, you may decrease the specified amount once each Policy year if you have not changed the death benefit option that year. A decrease in the specified amount may affect your cost of insurance charge and may have adverse federal tax consequences. You should consult a tax advisor before decreasing your Policy's specified amount.

 CONDITIONS FOR               /bullet/  you must make your request in writing;
 DECREASING THE SPECIFIED     /bullet/  you may not change your death benefit option in the same
 AMOUNT:                                Policy year that you decrease your specified amount;
                              /bullet/  you may not decrease your specified amount lower than the minimum specified amount stated in your Policy;
                              /bullet/  you may not decrease your specified amount if it would disqualify your Policy as life insurance under the Internal
                                        Revenue Code;
                              /bullet/  we may limit the amount of the decrease to no more than
                                        20% of the specified amount;
                              /bullet/  a decrease in specified amount will take effect on the
                                        Monthiversary on or after we receive your written request;
                                        and
                              /bullet/  we will assess a pro rata decrease charge against the cash value if you decrease your specified amount within the
                                        first 15 Policy years.



NO INCREASES IN THE SPECIFIED AMOUNT

     We do not allow increases in the specified amount. If you want additional insurance, you may purchase a term rider (PIR) or purchase an additional policy(ies) naming the same owner and insured. We may waive the Policy charge at issue on these additional policies.

PAYMENT OPTIONS

     There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. See Settlement Options p. 52 for information concerning these settlement options.



SURRENDERS AND CASH WITHDRAWALS
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SURRENDERS



     You may make a written request to surrender your Policy for its net surrender value as calculated at the end of the valuation date on which we receive your request at our office. The insured must be alive and the Policy must be in force when you make your written request. A surrender is effective as of the date when we receive your written request. You will incur a surrender charge if you surrender the Policy during the first 15 Policy years (see Charges and Deductions - Surrender Charge p. 35). Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net surrender value in a lump sum within seven days or under a settlement option. A surrender may have tax consequences. See Federal Income Tax Considerations p. 47.


CASH WITHDRAWALS

     After the first Policy year, you may request a cash withdrawal of a portion of your cash value subject to certain conditions.

 CASH            /bullet/  You must make your cash withdrawal request to us in
 WITHDRAWAL                writing.
 CONDITIONS:     /bullet/  We only allow one cash withdrawal per Policy year.
                 /bullet/  We may limit the amount you can withdraw to at least
                           $500, and to no more than 10% of the net surrender value.
                 /bullet/  The remaining net surrender value after the cash withdrawal must be at least $500.
                 /bullet/  You may not take a cash withdrawal if it will reduce the specified amount below the minimum specified amount set
                           forth in the Policy.
                 /bullet/  You may specify the subaccount(s) and the fixed account from which to make the withdrawal. If you do not specify
                           an account, we will take the withdrawal from each account
                           in accordance with your current premium allocation
                           instructions.
                 /bullet/  We generally will pay a cash withdrawal request within seven days following the valuation date we receive the
                           request.
                 /bullet/  We will deduct a processing fee equal to $25 or 2% of the amount you withdraw, whichever is less. We deduct this
                           amount from the withdrawal, and we pay you the balance.
                 /bullet/  You may not take a cash withdrawal that would disqualify your Policy as life insurance under the Internal Revenue
                           Code.
                 /bullet/  A cash withdrawal may have tax consequences (see
                           Federal Income Tax Considerations p. 47).



     A cash withdrawal will reduce the cash value by the amount of the cash withdrawal, and will reduce the death benefit by at least the amount of the cash withdrawal. When death benefit Option A is in effect, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal. We will not impose a pro rata decrease charge when the specified amount is decreased as a result of taking a cash withdrawal.



LOANS
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GENERAL




     After the first Policy year (as long as the Policy is in force) you may borrow money from us using the Policy as the only security for the loan. We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from, or secured by, a Policy may have tax consequences. See Federal Income Tax Considerations p. 47.

 POLICY LOANS ARE       /bullet/  we may require you to borrow at least $500; and
 SUBJECT TO CERTAIN     /bullet/  the maximum amount you may borrow is 90% of the cash
 CONDITIONS:                      value, less any surrender charge and any outstanding loan
                                  amount.

     When you take a loan, we will withdraw an amount equal to the requested loan plus interest in advance until the next Policy anniversary from each of the subaccounts and the fixed account based on your current premium allocation instructions (unless you specify otherwise). We will transfer that amount to the loan reserve. The loan reserve is the portion of the fixed account used as collateral for a Policy loan.



     We normally pay the amount of the loan within seven days after we receive a proper loan request. We may postpone payment of loans under certain conditions. See Payments We Make p. 51.



     You may request a loan by telephone by calling us at 1-800-322-7353. If the loan amount you request exceeds $50,000 or if the address of record has been changed within the past 10 days, we may reject your request. If you do not want the ability to request a loan by telephone, you should notify us in writing. You will be required to provide certain information for identification purposes when you request a loan by telephone. We may ask you to provide us with written confirmation of your request. We will not be liable for processing a loan request if we believe the request is genuine.


     You may also fax your loan request to us at 1-800-322-7361. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.


     You can repay a loan at any time while the Policy is in force.


     At each Policy anniversary, we will compare the amount of the outstanding loan to the amount in the loan reserve. We will also make this comparison any time you repay all or part of the loan, or make a request to borrow an additional amount. At each such time, if the amount of the outstanding loan exceeds the amount in the loan reserve, we will withdraw the difference from the subaccounts and the fixed account and transfer it to the loan reserve, in the same manner as when a loan is made. If the amount in the loan reserve exceeds the amount of the outstanding loan, we will withdraw the difference from the loan reserve and transfer it to the subaccounts and the fixed account in the same manner as current premiums are allocated. No charge will be imposed for these transfers, and these transfers are not treated as transfers in calculating the transfer charge. We reserve the right to require a transfer to the fixed account if the loans were originally transferred from the fixed account.


INTEREST RATE CHARGED


     We will charge you an annual interest rate on a Policy loan that is equal to 5.66% and is payable annually in advance (equivalent to an effective annual rate of 6.0%). Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear interest at the same rate.

LOAN RESERVE INTEREST RATE CREDITED


     We will credit the amount in the loan reserve with interest at an effective annual rate of at least 4.0%. We may credit a higher rate, but we are not obligated to do so.


     /bullet/ We currently credit interest at an effective annual rate of 4.75% on amounts you borrow during the first ten Policy years.
     /bullet/ After the tenth Policy year, on all amounts that you have borrowed, we currently credit interest to part of the cash value in excess of the premiums paid less withdrawals at an interest rate equal to the interest rate we charge on the total loan. The remaining portion, equal to the cost basis, is currently credited 4.75%.


EFFECT OF POLICY LOANS



     A Policy loan reduces the death benefit proceeds and net surrender value by the amount of any outstanding loan. Repaying the loan causes the death benefit proceeds and net surrender value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan plus interest charged in advance until the next Policy anniversary in the loan reserve. This amount is not affected by the separate account's investment performance and the loan reserve may be credited with an interest rate lower than the interest rates accruing on the fixed account. Amounts transferred from the separate account to the loan reserve will affect the value in the separate account because we credit such amounts with an interest rate declared by us rather than a rate of return reflecting the investment performance of the separate account.


     There are risks involved in taking a Policy loan, a few of which include the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have possible adverse tax consequences (see Federal Income Tax Considerations p. 47). You should consult a tax advisor before taking out a Policy loan.



     We will notify you (and any assignee of record) if the sum of your loans plus any interest you owe on the loans is more than the net surrender value. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may lapse.


POLICY LAPSE AND REINSTATEMENT
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LAPSE



     Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is no guarantee that your Policy will not lapse. This Policy provides a no lapse period. See below. Once your no lapse period ends, your Policy may lapse (terminate without value) if the net surrender value on any Monthiversary is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans and cash withdrawals cause a decrease in the net surrender value, or you have not paid sufficient premiums as discussed below to offset the monthly deductions.

     If the net surrender value is not enough to pay the monthly deductions, we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 61 days after the date of the notice. This 61-day period is called the GRACE PERIOD. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate without value.


NO LAPSE PERIOD



     This Policy provides a no lapse period for the first five Policy years. As long as you keep the no lapse period in effect, your Policy will not lapse and no grace period will begin. Even if your net surrender value is not enough to pay your monthly deduction, the Policy will not lapse so long as the no lapse period is in effect. The no lapse period will not extend beyond the no lapse date stated in your Policy. Each month we determine whether the no lapse period is still in effect.




 EARLY TERMINATION OF THE     /bullet/  The no lapse period coverage will end immediately if you
 NO LAPSE PERIOD                        do not pay sufficient premiums.
                              /bullet/  You must pay total premiums (minus withdrawals,
                                        outstanding loans, and any pro rata decrease charge) that
                                        equal at least:
                                        /arrow/  the sum of the minimum monthly guarantee
                                                 premiums in effect each month from the Policy
                                                 date up to and including the current month.



     You will lessen the risk of Policy lapse if you keep the no lapse period in effect. Before you take a cash withdrawal or a loan or decrease the specified amount, you should consider carefully the effect it will have on the no lapse period guarantee. See Minimum Monthly Guarantee Premium p. 24.



REINSTATEMENT



     We will reinstate a lapsed Policy if within five years after the lapse (and prior to the maturity date). To reinstate the Policy you must:



     /bullet/  submit a written application for reinstatement;
     /bullet/  provide evidence of insurability satisfactory to us;

     /bullet/ make a minimum premium payment sufficient to provide a net premium that is large enough to cover:
               /arrow/ three monthly deductions; and
               /arrow/ any surrender charge calculated from the Policy date to the date of reinstatement. (Although we do not currently assess this charge, we reserve the right to do so in the future.)



We will not reinstate any indebtedness. The cash value of the loan reserve on the reinstatement date will be zero. Your net surrender value on the reinstatement date will equal the net premiums you pay at reinstatement, MINUS one monthly deduction and any surrender charge. The reinstatement date for your Policy will be the Monthiversary on or following the day we approve your application for reinstatement. We may decline a request for reinstatement.



FEDERAL INCOME TAX CONSIDERATIONS
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     The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. THIS DISCUSSION IS NOT INTENDED AS TAX ADVICE. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.


TAX STATUS OF THE POLICY


     A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements. Because of the absence of pertinent interpretations of the Code requirements, there is, however, less certainty about the application of such requirements to a Policy issued on a substandard basis. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.


     In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as your flexibility to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policy does not give you investment control over separate account assets, we reserve the right to modify the Policy as necessary to prevent you from being treated as the owner of the separate account assets supporting the Policy.

     In addition, the Code requires that the investments of the separate account be "adequately diversified" in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the separate account, through the portfolios, will satisfy these diversification requirements.

     The following discussion assumes that the Policy will qualify as a life insurance policy for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS


     IN GENERAL. We believe that the death benefit under a Policy should be excludible from the beneficiary's gross income. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. A tax advisor should be consulted on these consequences.



     Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract" ("MEC").


     MODIFIED ENDOWMENT CONTRACTS. Under the Code, certain life insurance policies are classified as MECs and receive less favorable tax treatment than other life insurance policies. The rules are too complex to summarize here, but generally depend on the amount of premiums paid during the first seven Policy years. Certain changes in the Policy after it is issued could also cause the Policy to be classified as a MEC. Due to the Policy's flexibility, each Policy's circumstances will determine whether the Policy is classified as a MEC. Among other things, a reduction in benefits at any time could cause a Policy to become a MEC. If you do not want your Policy to be classified as a MEC, you should consult a tax advisor to determine the circumstances, if any, under which your Policy would not be classified as a MEC.


     Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your agent will be notified. At that time, you will need to notify us if you want to continue your Policy as a MEC.


     Distributions (other than Death Benefits) from Modified Endowment Contracts. Policies classified as MECs are subject to the following tax rules:


     /bullet/ All distributions other than death benefits from a MEC, including distributions upon surrender and cash withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner's investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.




     /bullet/ Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.


     /bullet/ A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 591/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.


     /bullet/ If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.


     Distributions (other than Death Benefits) from Policies that are not Modified Endowment Contracts. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance policy for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.



     Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. However, the tax consequences associated with Policy loans that are outstanding after the first 10 Policy years are less clear and a tax advisor should be consulted about such loans.


     Finally, neither distributions from nor loans from or secured by a Policy that is not a MEC are subject to the 10% additional tax.


     Multiple Policies. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.



     INVESTMENT IN THE POLICY. Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.


     POLICY LOANS. If a loan from a Policy is outstanding when the Policy is canceled or lapses, then the amount of the outstanding indebtedness will be taxed as if it were a distribution.



     DEDUCTIBILITY OF POLICY LOAN INTEREST. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.


     BUSINESS USES OF THE POLICY. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.



     TERMINAL ILLNESS ACCELERATED DEATH BENEFIT RIDER. We believe that the single-sum payment we make under this rider should be fully excludible from the gross income of the beneficiary, as long as the beneficiary is an insured under the Policy. You should consult a tax advisor about the consequences of adding this rider to your Policy, or requesting a single-sum payment.


     POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always a possibility that the tax treatment of the Policies could change by legislation or otherwise. You should consult a tax advisor with respect to legal developments and their effect on the Policy.


SPECIAL RULES FOR 403(B) ARRANGEMENTS


     If this Policy is purchased by public school systems and certain tax-exempt organizations for their employees, then the federal, state and estate tax consequences could differ from those stated in the prospectus. A competent tax advisor should be consulted in connection with such purchase.


     Certain restrictions apply. The Policy must be purchased in connection with a tax-sheltered annuity described in section 403(b) of the Code. Premiums, distributions, and other transactions in connection with the Policy must be administered in coordination with the section 403(b) annuity.


     The amount of life insurance that may be purchased on behalf of a participant in a 403(b) plan is limited. The current cost of insurance for the net amount at risk is treated under the Code as a "current fringe benefit" and must be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually.


     If the plan participant dies while covered by the 403(b) plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value will generally not be taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy.


     Policies owned under these types of plans may be subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), which may impose additional requirements of Policy loans and other Policy provisions. Plan loans must also satisfy tax requirements in order to be treated as non-taxable. Plan loan requirements and provisions may differ from the Policy loan provisions stated in the prospectus. You should consult a qualified advisor regarding ERISA.

OTHER POLICY INFORMATION
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OUR RIGHT TO CONTEST THE POLICY


     In issuing this Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy.


     In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured's lifetime for two years from the Policy date, or if reinstated, for two years from the date of reinstatement.


SUICIDE EXCLUSION



     If the insured commits suicide within two years of the Policy date (or two years from the reinstatement date; if the Policy lapses and is reinstated), the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any outstanding loans, and less any cash withdrawals. We will pay this amount to the beneficiary in one sum.



MISSTATEMENT OF AGE OR GENDER



     If the age or gender of the insured was stated incorrectly in the application or any supplemental application, then the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the insured's correct age and gender.



MODIFYING THE POLICY


     Only our President or Secretary may modify this Policy or waive any of our rights or requirements under this Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.


     If we modify the Policy, we will provide you notice and we will make appropriate endorsements to the Policy.


BENEFITS AT MATURITY



     If the insured is living and the Policy is in force, the Policy will mature on the Policy anniversary nearest the insured's 95th birthday. This is the maturity date. On the maturity date we will pay you the net surrender value of your Policy.



PAYMENTS WE MAKE



     We usually pay the amounts of any surrender, cash withdrawal, death benefit proceeds, or settlement options within seven business days after we receive all applicable written notices and/or due proofs of death at our office. However, we can postpone such payments if:



         /bullet/ the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; OR

         /bullet/ the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.



     If you have submitted a recent check or draft, we have the right to defer payment of surrenders, cash withdrawals, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, cash withdrawals, death benefit proceeds, or surrenders from the fixed account for up to six months.


SETTLEMENT OPTIONS


     If you surrender the Policy, you may elect to receive the net surrender value in either a lump sum or as a series of regular income payments under one of the three settlement options described below. In either event, life insurance coverage ends. Also, when the insured dies, the beneficiary may apply the lump sum death benefit proceeds to one of the same settlement options. If the regular payment under a settlement option would be less than $100, we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.


     Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the insured's date of death.


     Under any settlement option, the dollar amount of each payment will depend on four things:

         /bullet/ the amount of the surrender or death benefit proceeds on the surrender date or insured's date of death;

         /bullet/ the interest rate we credit on those amounts (we guarantee a minimum annual interest rate of 3%);

         /bullet/ the mortality tables we use; and


         /bullet/ the specific payment option(s) you choose.

OPTION 1 - EQUAL           /bullet/ We will pay the proceeds, plus interest, in
MONTHLY INSTALLMENTS                equal monthly installments for a fixed
FOR A FIXED PERIOD                  period of your choice, but not longer than
                                    240 months.

                           /bullet/ We will stop making payments once we have
                                    made all the payments for the period
                                    selected.

OPTION 2 - EQUAL                    At your or the beneficiary's direction, we
MONTHLY INSTALLMENTS                will make equal monthly installments:
FOR LIFE (LIFE INCOME)
                           /bullet/ only for the life of the payee, at the end
                                    of which payments will end; or

                           /bullet/ for the longer of the payee's life, or 10
                                    years if the payee dies before the end of the first 10 years of payments; or

                           /bullet/ until the total amount of all payments we
                                    have made equals the proceeds that were
                                    applied to the settlement option.


OPTION 3 - EQUAL           /bullet/ We will make equal monthly payments during
MONTHLY INSTALLMENTS FOR            the joint lifetime of two persons, first to
THE LIFE OF THE PAYEE AND           a chosen payee, and then to a co-payee, if
THEN TO A DESIGNATED                living, upon the death of the payee.
SURVIVOR (JOINT AND
SURVIVOR)                  /bullet/ Payments to the co-payee, if living, upon
                                    the payee's death will equal either:

                           /arrow/ the full amount made to the payee before the payee's death; or

                           /arrow/ two-thirds of the amount paid to the payee before the payee's death. All payments will cease upon the death of the co-payee.


REPORTS TO OWNERS


     At least once each year, or more often as required by law, we will mail to policyowners at their last known address a report showing the following information as of the end of the report period:

/check/ the current cash value             /check/ any activity since the last report
/check/ the current net surrender value    /check/ projected values
/check/ the current death benefit          /check/ investment experience of each subaccount
/check/ any outstanding loans              /check/ any other information required by law

     You may request additional copies of reports, but we may charge a fee for such additional copies. In addition, we will send written confirmations of any premium payments and other financial transactions you request. We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.

RECORDS

     We will maintain all records relating to the separate account and the fixed account.


POLICY TERMINATION


     Your Policy will terminate on the earliest of:


/bullet/ the maturity date;             /bullet/ the end of the grace period; or
/bullet/ the date the insured dies;     /bullet/ the date the Policy is surrendered.

SUPPLEMENTAL BENEFITS (RIDERS)
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     The following supplemental benefits (riders) are available and may be added to a Policy. Monthly charges for these riders are deducted from cash value as part of the monthly deduction. The riders available with the Policies provide fixed benefits that do not vary with the investment experience of the separate account. For purposes of the riders, the primary insured is the person insured under the Policy, and the face amount is the level term insurance amount we pay at death.


CHILDREN'S INSURANCE RIDER


     This rider provides a face amount on the primary insured's children. Our current minimum face amount for this rider for issue ages 0 - 18 is $2,000. The maximum face amount is $10,000. At the age of 25 or upon the death of the primary insured, whichever happens first, this rider may be converted to a new policy with a maximum face amount of up to five times the face amount of the rider. We will pay a death benefit once we receive proof that the insured child died while both the rider and coverage were in force for that child. If the primary insured dies while the rider is in force, we will terminate the rider 31 days after the death, and we will offer a separate life insurance policy to each insured child.

ACCIDENTAL DEATH BENEFIT RIDER


     Our current minimum face amount for this rider for issue ages 15 - 59 is $10,000. The maximum face amount available for this rider is $150,000 (up to 150% of specified amount).



     Subject to certain limitations, we will pay a face amount if the primary insured's death results solely from accidental bodily injury where:


     /bullet/ the death is caused by external, violent, and accidental means; /bullet/ the death occurs within 90 days of the accident; and /bullet/ the death occurs while the rider is in force.

The rider will terminate on the earliest of:

         /bullet/ the Policy anniversary nearest the primary insured's 70th birthday;

         /bullet/ the date the Policy terminates; or


         /bullet/ the Monthiversary when the rider terminates at the owner's request.


OTHER INSURED RIDER


     This rider insures the spouse or life partner and/or dependent children of the primary insured. We will pay the rider's face amount when we receive proof of the other insured's death. On any Monthiversary while the rider is in force, you may replace it with a new policy on the other insured's life (without evidence of insurability).




CONDITIONS TO         /bullet/ your request must be in writing;
REPLACE THE
RIDER:                /bullet/ the rider has not reached the anniversary
                               nearest to the other insured's 70th
                               birthday;

                      /bullet/ the new policy is any permanent insurance
                               plan that we currently offer;

                      /bullet/ subject to the minimum specified amount
                               required for the new policy, the amount of the insurance under the new policy will equal the face amount in force under the rider as long as it meets the minimum face amount requirements of the original Policy; and

                      /bullet/ we will base your premium on the other
                               insured's rate class under the rider.


PRIMARY INSURED RIDER ("PIR")


     Under the PIR, we provide term insurance coverage on a different basis from the coverage in your Policy.




 FEATURES OF          /bullet/ the rider increases the Policy's death
 PIR:                          benefit by the rider's face amount;

                      /bullet/ the rider may be purchased from issue ages 0
                               - 80;

                      /bullet/ the rider terminates when the insured turns
                               90;

                      /bullet/ the minimum purchase amount for the rider is
                               $25,000. There is no maximum purchase
                               amount;

                      /bullet/ we do not assess any additional surrender
                               charge for the PIR;

                      /bullet/ generally PIR coverage costs less than the
                               insurance coverage under the Policy, but has no cash value;

                      /bullet/ you may cancel or reduce your rider coverage
                               without decreasing your Policy's specified amount; and

                      /bullet/ you may generally decrease your specified
                               amount without reducing your rider coverage.

     It may cost you less to reduce your PIR coverage than to decrease your specified Policy's amount, because we do not deduct a surrender charge in connection with your PIR. It may cost you more to keep a higher specified amount, because the specified amount may have a cost of insurance that is higher than the cost of the same amount of coverage under your PIR.


     You should consult your registered representative to determine if you would benefit from PIR. We may discontinue offering PIR at any time. We may also modify the terms of these riders for new policies.



TERMINAL ILLNESS ACCELERATED DEATH BENEFIT RIDER


     This rider allows us to pay all or a portion of the death benefit once we receive satisfactory proof that the insured is ill and has a life expectancy of one year or less. A doctor must certify the insured's life expectancy.


     We will pay a "single-sum benefit" equal to:


         /bullet/ the death benefit on the date we pay the single-sum benefit;
                  MULTIPLIED BY

         /bullet/ the election percentage of the death benefit you elect to receive; DIVIDED BY


         /bullet/ 1 + i ("i" equals the current yield on 90-day Treasury bills or the Policy loan interest rate, whichever is greater); MINUS


         /bullet/ any indebtedness at the time we pay the single-sum benefit, multiplied by the election percentage.

     The maximum terminal illness death benefit we will pay is equal to:

         /bullet/ the death benefit available under the Policy at the insured's death; PLUS


         /bullet/ the benefit available under any PIR in force.


         /bullet/ a single-sum benefit may not be greater than $500,000.

     The election percentage is a percentage that you select. It may not be greater than 100% of your Policy's death benefit under the rider.

     We will not pay a benefit under the rider if the insured's terminal condition results from self-inflicted injuries which occur during the period specified in your Policy's suicide provision.

     The rider terminates at the earliest of:

        /bullet/  the date the Policy terminates;
        /bullet/  the date a settlement option takes effect;
        /bullet/ the date we pay a single-sum benefit; or /bullet/ the date you terminate the rider.


     We do not charge for this rider.

IMSA
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     We are a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales and advertising of individual life insurance and annuity products. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards.



PERFORMANCE DATA
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RATES OF RETURN



     This section shows the historical investment experience of the portfolios based on the portfolios' historical investment experience. This information does not represent or project future investment performance.


     We base the rates of return that we show below on each portfolio's actual investment performance. We deduct investment management fees and direct fund expenses. The rates are average annual total return for the periods ended on December 31, 1999.


     These rates of return do not reflect any charges that are deducted under the Policy or from the separate account (such as the annual mortality and expense risk charge, the monthly deduction, or the surrender charge). IF THESE CHARGES WERE DEDUCTED, PERFORMANCE WOULD BE SIGNIFICANTLY LOWER. These rates of return are not estimates, projections or guarantees of future performance.


     We also show below comparable figures for the unmanaged Standard & Poor's Index of 500 Common Stocks ("S&P 500"), a widely used measure of stock market performance. The S&P 500 does not reflect any deduction for the expenses of operating and managing an investment portfolio.

                          AVERAGE ANNUAL TOTAL RETURN
                   FOR THE PERIODS ENDED ON DECEMBER 31, 1999




                                                                                                              INCEPTION
FUND PORTFOLIO                                     INCEPTION    10 YEARS    5 YEARS    3 YEARS     1 YEAR        DATE
------------------------------------------------ ------------- ---------- ----------- --------- ----------- -------------
WRL VKAM Emerging Growth .......................      32.64%      N/A         42.96%    50.69%    105.16%    03/01/1993
WRL T. Rowe Price Small Cap ....................      38.49%      N/A         N/A        N/A       N/A       05/03/1999
WRL Goldman Sachs Small Cap ....................      17.82%      N/A         N/A        N/A       N/A       05/03/1999
WRL Pilgrim Baxter Mid Cap Growth ..............      78.00%      N/A         N/A        N/A       N/A       05/03/1999
WRL Alger Aggressive Growth ....................      30.35%      N/A         36.62%    46.16%     69.02%    03/01/1994
WRL Third Avenue Value .........................       3.84%      N/A         N/A        N/A       15.72%    01/02/1998
WRL GE International Equity ....................      14.90%      N/A         N/A        N/A       24.95%    01/02/1997
WRL Janus Global ...............................      27.91%      N/A         32.94%    38.24%     71.10%    12/03/1992
WRL Janus Growth ...............................      23.47%      23.62%      39.89%    45.60%     59.67%    10/02/1986
WRL Goldman Sachs Growth .......................      17.50%      N/A         N/A        N/A       N/A       05/03/1999
WRL GE U.S. Equity .............................      22.76%      N/A         N/A        N/A       18.41%    01/02/1997
WRL Salomon All Cap ............................      15.57%      N/A         N/A        N/A       N/A       05/03/1999
WRL C.A.S.E. Growth ............................      18.80%      N/A         N/A       16.41%     33.84%    05/01/1995
WRL Dreyfus Mid Cap ............................       7.20%      N/A         N/A        N/A       N/A       05/03/1999
WRL NWQ Value Equity ...........................      10.76%      N/A         N/A        8.73%      7.95%    05/01/1996
WRL T. Rowe Price Dividend Growth ..............      (7.40)%     N/A         N/A        N/A       N/A       05/03/1999
WRL Dean Asset Allocation ......................      10.38%      N/A         N/A        6.02%     (5.64)%   01/03/1995
WRL LKCM Strategic Total Return ................      13.82%      N/A         16.50%    14.40%     12.07%    03/01/1993
WRL J.P. Morgan Real Estate Securities .........     (11.31)%     N/A         N/A        N/A       (3.77)%   05/01/1998
WRL Federated Growth & Income ..................       8.82%      N/A         11.41%     7.07%     (4.45)%   03/01/1994
WRL AEGON Balanced .............................       8.53%      N/A         11.34%     8.86%      3.03%    03/01/1994
WRL AEGON Bond .................................       7.03%       7.33%       7.36%     5.02%     (2.94)%   10/02/1986
WRL J.P. Morgan Money Market* ..................       5.00%       4.67%       5.11%     5.04%      4.63%    10/02/1986
S&P 500 ........................................      18.11%      18.20%      28.54%    27.56%     21.04%    10/02/1986



* Yield more closely reflects current earnings than its total return.


     The annualized yield for the WRL J.P. Morgan Money Market portfolio for the seven days ended December 31, 1999 was 5.15%.



     Additional information regarding the investment performance of the portfolios appears in the attached fund prospectus.



HYPOTHETICAL ILLUSTRATIONS BASED ON ADJUSTED SUBACCOUNT PERFORMANCE


     This section contains hypothetical illustrations of Policy values based on the historical experience of the subaccounts. We started selling the Policies in 1999. The separate account was established on October 24, 1994 and commenced operations in June 1999. The fund commenced operations on October 2, 1986. The rates of return below show the actual investment experience of each subaccount for the periods shown. The illustrations of cash value and net surrender value below depict these Policy values as if you had purchased the Policy on the last valuation date prior to January 1 of the year after the subaccount began operations and had elected death benefit Option A. The illustrations are based on the historical investment experience of the subaccount indicated as of the last valuation date prior to January 1 of the year after the subaccount began operations. WE ASSUMED THE RATE

OF RETURN FOR EACH SUBACCOUNT IN EACH CALENDAR YEAR TO BE UNIFORMLY EARNED THROUGHOUT THE YEAR; HOWEVER, THE SUBACCOUNT'S ACTUAL PERFORMANCE DID AND WILL VARY THROUGHOUT THE YEAR.

     In order to demonstrate how the actual investment experience of the subaccounts could have affected the cash value and net surrender value of the Policy, we provide hypothetical illustrations for a hypothetical insured. THESE HYPOTHETICAL ILLUSTRATIONS ARE DESIGNED TO SHOW THE PERFORMANCE THAT COULD HAVE RESULTED IF THE HYPOTHETICAL INSURED HAD HELD THE POLICY DURING THE PERIOD ILLUSTRATED. These illustrations do not represent what may happen in the future.

     The amounts we show for cash values and net surrender values take into account all charges and deductions from the Policy, the separate account, and the subaccounts. For each subaccount, we base one illustration on the guaranteed cost of insurance rates and one on the current cost of insurance rates for a hypothetical male insured age 35. The insured's age, gender and rate class, amount and timing of premium payments, cash withdrawals, and loans would affect individual Policy benefits.

     For each subaccount, the illustrations below assume death benefit Option A was selected based on an annual premium of $2,000 and a specified amount of $165,000 for a male age 35, non-tobacco use, ultimate select rate class.

The following example shows how the hypothetical net return of the WRL Janus Growth subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1987. This example assumes that net premiums and cash values were invested in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.

                               WRL JANUS GROWTH
                   Male Issue Age 35, $2,000 Annual Premium
      ($165,000 Specified Amount, Non-Tobacco Use, Ultimate Select Class)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates



                                                    Cash Value             Net Surrender Value
                                             -------------------------   ------------------------
Last valuation date prior to January 1*:       Current     Guaranteed      Current     Guaranteed
------------------------------------------   ----------   ------------   ----------   -----------
1988 .....................................    $  1,734      $  1,734      $      0     $      0
1989 .....................................       3,900         3,869         1,339        1,308
1990 .....................................       8,023         7,932         5,462        5,372
1991 .....................................       9,468         9,332         6,907        6,771
1992 .....................................      17,533        17,254        14,972       14,693
1993 .....................................      19,342        19,008        17,037       16,704
1994 .....................................      21,495        21,097        19,446       19,048
1995 .....................................      20,875        20,458        19,082       18,666
1996 .....................................      32,665        32,003        31,128       30,466
1997 .....................................      39,926        39,111        38,646       37,830
1998 .....................................      48,299        47,323        47,275       46,299
1999 .....................................      81,362        79,737        80,594       78,969
2000 .....................................     131,252       128,656       130,740      128,144



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the hypothetical net return of the WRL AEGON Bond subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1987. This example assumes that net premiums and cash values were invested in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.

                                WRL AEGON BOND
                   Male Issue Age 35, $2,000 Annual Premium
      ($165,000 Specified Amount, Non-Tobacco Use, Ultimate Select Class)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates



                                                    Cash Value            Net Surrender Value
                                             ------------------------   -----------------------
Last valuation date prior to January 1*:      Current     Guaranteed     Current     Guaranteed
------------------------------------------   ---------   ------------   ---------   -----------
1988 .....................................    $ 1,454       $ 1,454      $     0      $     0
1989 .....................................      3,228         3,198          667          637
1990 .....................................      5,454         5,381        2,893        2,820
1991 .....................................      7,380         7,254        4,819        4,693
1992 .....................................     10,529        10,326        7,968        7,765
1993 .....................................     12,762        12,494       10,457       10,189
1994 .....................................     16,051        15,689       14,002       13,641
1995 .....................................     16,158        15,767       14,365       13,975
1996 .....................................     21,502        20,974       19,965       19,438
1997 .....................................     22,749        22,184       21,468       20,904
1998 .....................................     26,197        25,558       25,173       24,534
1999 .....................................     29,950        29,226       29,182       28,457
2000 .....................................     30,150        29,417       29,638       28,904



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.


The following example shows how the hypothetical net return of the WRL J.P. Morgan Money Market subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1987. This example assumes that net premiums and cash values were invested in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.

                         WRL J.P. MORGAN MONEY MARKET
                   Male Issue Age 35, $2,000 Annual Premium
      ($165,000 Specified Amount, Non-Tobacco Use, Ultimate Select Class)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates



                                                    Cash Value            Net Surrender Value
                                             ------------------------   -----------------------
Last valuation date prior to January 1*:      Current     Guaranteed     Current     Guaranteed
------------------------------------------   ---------   ------------   ---------   -----------
1988 .....................................    $ 1,627       $ 1,627      $     0      $     0
1989 .....................................      3,348         3,319          788          758
1990 .....................................      5,262         5,192        2,702        2,632
1991 .....................................      7,239         7,116        4,678        4,555
1992 .....................................      9,157         8,977        6,596        6,417
1993 .....................................     10,902        10,666        8,598        8,361
1994 .....................................     12,593        12,296       10,544       10,247
1995 .....................................     14,430        14,064       12,638       12,271
1996 .....................................     16,585        16,154       15,049       14,617
1997 .....................................     18,738        18,246       17,458       16,966
1998 .....................................     21,050        20,508       20,025       19,484
1999 .....................................     23,438        22,841       22,670       22,073
2000 .....................................     25,748        25,089       25,235       24,577



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the hypothetical net return of the WRL Janus Global subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1993. This example assumes that net premiums and cash values were invested in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.

                               WRL JANUS GLOBAL
                   Male Issue Age 35, $2,000 Annual Premium
      ($165,000 Specified Amount, Non-Tobacco Use, Ultimate Select Class)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates





                                                    Cash Value            Net Surrender Value
                                             ------------------------   -----------------------
Last valuation date prior to January 1*:      Current     Guaranteed     Current     Guaranteed
------------------------------------------   ---------   ------------   ---------   -----------
1994 .....................................    $ 2,146       $ 2,146      $     0      $     0
1995 .....................................      3,682         3,653        1,121        1,093
1996 .....................................      6,421         6,345        3,860        3,784
1997 .....................................     10,135         9,985        7,574        7,425
1998 .....................................     13,768        13,539       11,207       10,978
1999 .....................................     19,758        19,404       17,454       17,100
2000 .....................................     36,215        35,545       34,167       33,497



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the hypothetical net return of the WRL VKAM Emerging Growth subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1994. This example assumes that net premiums and cash values were invested in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.

                           WRL VKAM EMERGING GROWTH
                   Male Issue Age 35, $2,000 Annual Premium
      ($165,000 Specified Amount, Non-Tobacco Use, Ultimate Select Class)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates




                                                    Cash Value            Net Surrender Value
                                             ------------------------   -----------------------
Last valuation date prior to January 1*:      Current     Guaranteed     Current     Guaranteed
------------------------------------------   ---------   ------------   ---------   -----------
1995 .....................................    $ 1,425       $ 1,425      $     0      $     0
1996 .....................................      4,415         4,379        1,854        1,818
1997 .....................................      7,061         6,980        4,501        4,419
1998 .....................................     10,400        10,250        7,840        7,689
1999 .....................................     16,312        16,050       13,751       13,489
2000 .....................................     36,481        35,875       34,176       33,571



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the hypothetical net return of the WRL LKCM Strategic Total Return subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1994. This example assumes that net premiums and cash values were invested in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.


                        WRL LKCM STRATEGIC TOTAL RETURN
                   Male Issue Age 35, $2,000 Annual Premium
      ($165,000 Specified Amount, Non-Tobacco Use, Ultimate Select Class)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates




                                                    Cash Value            Net Surrender Value
                                             ------------------------   -----------------------
Last valuation date prior to January 1*:      Current     Guaranteed     Current     Guaranteed
------------------------------------------   ---------   ------------   ---------   -----------
1995 .....................................    $ 1,540       $ 1,540      $     0      $     0
1996 .....................................      3,867         3,834        1,306        1,274
1997 .....................................      6,201         6,125        3,640        3,564
1998 .....................................      9,394         9,250        6,833        6,689
1999 .....................................     11,892        11,683        9,331        9,123
2000 .....................................     14,918        14,632       12,613       12,327



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the hypothetical net return of the WRL Alger Aggressive Growth subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1995. This example assumes that net premiums and cash values were invested in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.

                          WRL ALGER AGGRESSIVE GROWTH
                   Male Issue Age 35, $2,000 Annual Premium
      ($165,000 Specified Amount, Non-Tobacco Use, Ultimate Select Class)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates




                                                    Cash Value            Net Surrender Value
                                             ------------------------   -----------------------
Last valuation date prior to January 1*:      Current     Guaranteed     Current     Guaranteed
------------------------------------------   ---------   ------------   ---------   -----------
1996 .....................................    $ 2,196       $ 2,196      $     0      $     0
1997 .....................................      4,128         4,097        1,567        1,537
1998 .....................................      7,034         6,956        4,473        4,395
1999 .....................................     12,731        12,558       10,170        9,997
2000 .....................................     24,032        23,679       21,471       21,118



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the hypothetical net return of the WRL Dean Asset Allocation subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1995. This example assumes that net premiums and cash values were invested in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.

                           WRL DEAN ASSET ALLOCATION
                   Male Issue Age 35, $2,000 Annual Premium
      ($165,000 Specified Amount, Non-Tobacco Use, Ultimate Select Class)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates




                                                    Cash Value            Net Surrender Value
                                             ------------------------   -----------------------
Last valuation date prior to January 1*:      Current     Guaranteed     Current     Guaranteed
------------------------------------------   ---------   ------------   ---------   -----------
1996 .....................................    $1,891        $1,891       $    0        $    0
1997 .....................................     3,934         3,903        1,373         1,342
1998 .....................................     6,366         6,291        3,806         3,730
1999 .....................................     8,512         8,382        5,951         5,821
2000 .....................................     9,385         9,216        6,825         6,655



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the hypothetical net return of the WRL Federated Growth & Income subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1995. This example assumes that net premiums and cash values were invested in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.

                         WRL FEDERATED GROWTH & INCOME
                    Male Issue Age 35, $2,000 Annual Premium
      ($165,000 Specified Amount, Non-Tobacco Use, Ultimate Select Class)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates



                                                    Cash Value            Net Surrender Value
                                             ------------------------   -----------------------
Last valuation date prior to January 1*:      Current     Guaranteed     Current     Guaranteed
------------------------------------------   ---------   ------------   ---------   -----------
1996 .....................................    $1,978        $1,978       $    0        $    0
1997 .....................................     3,932         3,902        1,372         1,341
1998 .....................................     6,816         6,737        4,255         4,176
1999 .....................................     8,548         8,420        5,987         5,859
2000 .....................................     9,540         9,371        6,980         6,810



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the hypothetical net return of the WRL AEGON Balanced subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1995. This example assumes that net premiums and cash values were invested in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.

                              WRL AEGON BALANCED
                   Male Issue Age 35, $2,000 Annual Premium
      ($165,000 Specified Amount, Non-Tobacco Use, Ultimate Select Class)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates



                                                    Cash Value            Net Surrender Value
                                             ------------------------   -----------------------
Last valuation date prior to January 1*:      Current     Guaranteed     Current     Guaranteed
------------------------------------------   ---------   ------------   ---------   -----------
1996 .....................................    $ 1,886       $1,886       $    0        $    0
1997 .....................................      3,796        3,766        1,236         1,205
1998 .....................................      6,235        6,160        3,674         3,599
1999 .....................................      8,260        8,132        5,699         5,571
2000 .....................................     10,005        9,824        7,444         7,263



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the hypothetical net return of the WRL C.A.S.E. Growth subaccount would have affected benefits for a Policy dated on the last valuation date prior to
January 1, 1996. This example assumes that net premiums and cash values were invested in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.

                              WRL C.A.S.E. GROWTH
                    Male Issue Age 35, $2,000 Annual Premium
      ($165,000 Specified Amount, Non-Tobacco Use, Ultimate Select Class)
                             Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates



                                                    Cash Value            Net Surrender Value
                                             ------------------------   -----------------------
Last valuation date prior to January 1*:      Current     Guaranteed     Current     Guaranteed
------------------------------------------   ---------   ------------   ---------   -----------
1997 .....................................    $1,846        $1,846       $    0        $    0
1998 .....................................     3,905         3,874        1,345         1,314
1999 .....................................     5,547         5,479        2,987         2,918
2000 .....................................     9,467         9,321        6,906         6,760



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

     The following example shows how the hypothetical net return of the WRL GE U.S. Equity subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1997. This example assumes that net premiums and cash values were invested in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.

                              WRL GE U.S. EQUITY
                   Male Issue Age 35, $2,000 Annual Premium
      ($165,000 Specified Amount, Non-Tobacco Use, Ultimate Select Class)
                             Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates



                                                    Cash Value            Net Surrender Value
                                             ------------------------   -----------------------
Last valuation date prior to January 1*:      Current     Guaranteed     Current     Guaranteed
------------------------------------------   ---------   ------------   ---------   -----------
1998 .....................................    $2,008        $2,008       $    0        $    0
1999 .....................................     4,380         4,348        1,819         1,787
2000 .....................................     6,992         6,914        4,431         4,354



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the hypothetical net return of the WRL NWQ Value Equity subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1997. This example assumes that net premiums and cash values were invested in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.

                             WRL NWQ VALUE EQUITY
                   Male Issue Age 35, $2,000 Annual Premium
      ($165,000 Specified Amount, Non-Tobacco Use, Ultimate Select Class)
                             Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates



                                                    Cash Value            Net Surrender Value
                                             ------------------------   -----------------------
Last valuation date prior to January 1*:      Current     Guaranteed     Current     Guaranteed
------------------------------------------   ---------   ------------   ---------   -----------
1998 .....................................    $1,975        $1,975       $    0        $    0
1999 .....................................     3,328         3,300          768           740
2000 .....................................     5,234         5,166        2,673         2,605



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the hypothetical net return of the WRL GE International Equity subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1997. This example assumes that net premiums and cash values were invested in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.
                          WRL GE INTERNATIONAL EQUITY
                    Male Issue Age 35, $2,000 Annual Premium
      ($165,000 Specified Amount, Non-Tobacco Use, Ultimate Select Class)
                             Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates



                                                    Cash Value            Net Surrender Value
                                             ------------------------   -----------------------
Last valuation date prior to January 1*:      Current     Guaranteed     Current     Guaranteed
------------------------------------------   ---------   ------------   ---------   -----------
1998 .....................................    $1,676        $1,676       $    0        $    0
1999 .....................................     3,638         3,607        1,077         1,047
2000 .....................................     6,468         6,388        3,907         3,828



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the hypothetical net return of the WRL Third Avenue Value subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1998. This example assumes that net premiums and cash values were invested in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.

                            WRL THIRD AVENUE VALUE
                   Male Issue Age 35, $2,000 Annual Premium
      ($165,000 Specified Amount, Non-Tobacco Use, Ultimate Select Class)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates



                                                    Cash Value            Net Surrender Value
                                             ------------------------   -----------------------
Last valuation date prior to January 1*:      Current     Guaranteed     Current     Guaranteed
------------------------------------------   ---------   ------------   ---------   -----------
1999 .....................................    $1,434        $1,434         $  0         $  0
2000 .....................................     3,456         3,425          895          864



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the hypothetical net return of the WRL J.P. Morgan Real Estate Securities subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1999. This example assumes that net premiums and cash values were invested in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.

                     WRL J.P. MORGAN REAL ESTATE SECURITIES
                    Male Issue Age 35, $2,000 Annual Premium
      ($165,000 Specified Amount, Non-Tobacco Use, Ultimate Select Class)
                             Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates



                                                    Cash Value            Net Surrender Value
                                             ------------------------   -----------------------
Last valuation date prior to January 1*:      Current     Guaranteed     Current     Guaranteed
------------------------------------------   ---------   ------------   ---------   -----------
2000 .....................................    $1,486        $1,486          $0           $0



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.


     Because the WRL Goldman Sachs Growth, WRL Goldman Sachs Small Cap, WRL T. Rowe Price Dividend Growth, WRL T. Rowe Price Small Cap, WRL Salomon All Cap, WRL Pilgrim Baxter Mid Cap Growth, and WRL Dreyfus Mid Cap subaccounts did not commence operations until May 3, 1999, there are no hypothetical illustrations for these subaccounts.


OTHER PERFORMANCE DATA IN ADVERTISING SALES LITERATURE

     We may compare each subaccount's performance to the performance of:



     /bullet/ other variable life issuers in general;

     /bullet/ variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"); and other services, companies, individuals, or industry or financial publications (E.G., FORBES, MONEY, THE WALL STREET JOURNAL, BUSINESS WEEK, BARRON'S, KIPLINGER'S PERSONAL FINANCE, and FORTUNE);

               /arrow/ Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return, and assumes reinvestment of distributions; but it does not show sales charges, redemption fees or certain expense deductions at the separate account level.

     /bullet/ the Standard & Poor's Index of 500 Common Stocks, or other widely recognized indices;

              /arrow/ unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or

     /bullet/ other types of investments, such as:

              /arrow/ certificates of deposit;

             /arrow/ savings accounts and U.S. Treasuries;
             /arrow/ certain interest rate and inflation indices (E.G., the
                     Consumer Price Index);

                or

             /arrow/ indices measuring the performance of a defined group of securities recognized by investors as representing a particular segment of the securities markets (E.G., Donoghue Money Market Institutional Average, Lehman Brothers Corporate Bond Index, or Lehman Brothers Government Bond Index).


AUSA LIFE'S PUBLISHED RATINGS


     We may publish in advertisements, sales literature, or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Insurance Rating Services, and Duff & Phelps Credit Rating Co. These ratings are opinions regarding an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the fund or its portfolios, or to their performance.


ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SALE OF THE POLICIES

     The Policy will be sold by individuals who are licensed as our life insurance agents and who are also registered representatives of broker-dealers having written sales agreements for the Policy with AFSG Securities Corporation ("AFSG"), the principal underwriter of the Policy. AFSG is located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499. AFSG is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer, and is a member of the National Association of Securities Dealers, Inc. The sales commission payable to AUSA Life agents or other registered representatives may vary with the sales agreement, but it is not expected to be greater than:


   /bullet/ 55% of all premiums you make during the first Policy year, PLUS /bullet/ 2.50% of all premiums you make during Policy years 2 through 10.


We will pay an additional sales commission of up to 0.15% of the Policy's cash value on the fifth Policy anniversary and each anniversary thereafter where the cash value (minus amounts attributable to loans) equals at least $5,000. In addition, certain production, persistency and managerial bonuses may be paid.

LEGAL MATTERS


     Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws. All matters of New York law pertaining to the Policy have been passed upon by Robert F. Colby, Esq., Director, Vice President, Assistant Secretary and Associate General Counsel of AUSA Life.

LEGAL PROCEEDINGS


     Like other life insurance companies, we are involved in lawsuits. We are not aware of any class action lawsuits naming us as a defendant or involving the separate account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on us, or AFSG, or the separate account.


EXPERTS


     The financial statements of AUSA Series Life Account as of December 31, 1999 and for the year then ended have been included herein in reliance upon the report of PricewaterhouseCoopers LLP, independent certified public accountants, and upon the authority of that firm as experts in accounting and auditing.

     The statutory-basis financial statements of AUSA Life at December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999, appearing in this prospectus and registration statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein which is based in part on the report of PricewaterhouseCoopers LLP, independent certified public accountants. The financial statements referred to above are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.


     Actuarial matters included in this prospectus and registration statement have been examined by Alan Yaeger as stated in the opinion filed as an exhibit to the registration statement.

FINANCIAL STATEMENTS


     AUSA Life's financial statements appear on the following pages. These financial statements should be distinguished from the separate account financial statements and you should consider these financial statements only as bearing upon AUSA Life's ability to meet its obligations under the Policies. You should not consider our financial statements as bearing upon the investment performance of the assets held in the separate account.

     AUSA Life's financial statements for the years ended December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 have been prepared on the basis of statutory accounting principles rather than generally accepted accounting principles.


ADDITIONAL INFORMATION ABOUT AUSA LIFE


     AUSA Life is a stock life insurance company that is wholly-owned by First AUSA Life Insurance Company, which, in turn, is indirectly wholly-owned by AEGON USA, Inc. AUSA Life's office is located at 4 Manhattanville Road, Purchase, New York 10577 and the mailing address is P.O. Box 9054, Clearwater, Florida 33758-9054.

     AUSA Life was incorporated under the name Zurich Life Insurance Company in 1947 under the laws of New York and is subject to regulation by the Superintendent of Insurance of the State of New York, as well as by the insurance departments of all other states and jurisdictions in which it does business. AUSA Life is licensed to sell insurance in 49 states (including New
York) and in the District of Columbia. AUSA Life submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in this prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.


AUSA LIFE'S DIRECTORS AND OFFICERS

     We are governed by a board of directors. The following table sets forth the name, address and principal occupation during the past five years of each of our directors.

                              BOARD OF DIRECTORS


                                                               PRINCIPAL OCCUPATION
 NAME AND ADDRESS                  POSITION WITH AUSA LIFE     DURING PAST 5 YEARS
 Tom A. Schlossberg                Chairman of the Board       President (1993 - present), Diversified
 4 Manhattanville Road             and President               Investment Advisors, Purchase, New
 Purchase, New York 10577                                      York; Executive Vice President (1983 -
                                                               1993), Mutual of New York, Purchase,
                                                               New York.
 William Brown, Jr.                Director                    Management Consultant (1992 -
 14 Windward Avenue                                            present), Brownstone Management
 White Plains, New York 10615                                  Consultants, Inc., White Plains, New
                                                               York; Vice President (1987 - 1992),
                                                               Mutual of New York, Purchase, New
                                                               York.
 William L. Busler                 Director                    President, Annuity Division (1980 -
 4333 Edgewood Rd., N.E.                                       present), AEGON USA, Inc.
 Cedar Rapids, Iowa 52499
 Jack R. Dykhouse                  Director                    Executive Vice President (1996 -
 Suite 302,                                                    present), AEGON Insurance Group;
 2705 Brown Trail                                              Senior Vice President (1976 - 1996),
 Bedford, TX 76021                                             AEGON USA, Inc.
 Steven E. Frushtick               Director                    Partner (1961 - present) Wiener,
 500 Fifth Avenue                                              Frushtick & Straub, New York, New
 New York, New York 10110                                      York.
 Vice Admiral Carl Thor Hanson     Director                    Retired (1993 - present), Director (1982
 900 Birdseye Road                                             - present), President and Chief Execu-
 Orient, New York 11957-0112                                   tive Officer (1982 - 1993), National
                                                               Multiple Sclerosis Society, Orient, New
                                                               York.
 Peter P. Post                     Director                    Owner and President (1992 - present),
 415 Madison Avenue                                            Emmerling Post, Inc., New York, New
 New York, New York 10017                                      York; President and Director (1989 -
                                                               1992), Lintas: Marketing Communica-
                                                               tions, New York, New York.

                                                                 PRINCIPAL OCCUPATION
 NAME AND ADDRESS                  POSITION WITH AUSA LIFE       DURING PAST 5 YEARS
 Colette F. Vargas                 Director and                  Actuary (1993 - present), Diversified
 4 Manhattanville Road             Chief Actuary                 Investment Advisors, Purchase, New
 Purchase, New York 10577                                        York; Actuary (1982 - 1993), Mutual of
                                                                 New York, Purchase, New York.
 Cor H. Verhagen                   Director                      President and Director (1990 - present),
 51 JFK Parkway                                                  CORPA Reinsurance Co. of America,
 Short Hills, New Jersey 07078                                   Short Hills, New Jersey; President
                                                                 (1990 - 1996), International Life
                                                                 Investors Insurance Company, New
                                                                 York, New York; Vice President (1993 -
                                                                 present), AEGON USA, Inc.; Vice
                                                                 President (July 1985 - present), AEGON
                                                                 US Holding Company, Short Hills, New
                                                                 Jersey.
 E. Kirby Warren                   Director                      Professor (1961 - present), Columbia
 116th Street and Broadway                                       University School of Business, New
 New York, New York 10025                                        York, New York.
 Robert F. Colby                   Director, Vice President,     Vice President (January 1994 - present),
 4 Manhattanville Road             Assistant Secretary and       Diversified Investment Advisors; Vice
 Purchase, New York 10577          Associate General             President (August 1985 - January 1994),
                                   Counsel                       Mutual of New York, New York, New
                                                                 York.
 Eric B. Goodman                   Director                      Head of Portfolio Management
 400 West Market Street                                          (1995 - present), AEGON USA
 Louisville, Kentucky 40202                                      Investment Management, Inc.; Portfolio
                                                                 Manager (1990 - 1994), Providian Corp.
                                                                 (AEGON), Louisville, Kentucky.
 Robert S. Rubinstein              Director and                  Senior Vice President (July 1993 -
 100 Manhattanville Road           Vice President                present), Transamerica Life Insurance
 Purchase, New York 10577-2135                                   Company of New York; Vice President
                                                                 and Actuary (April 1986 - July 1993),
                                                                 Integrity Life Insurance Company, New
                                                                 York, New York.

The following table gives the name, address and principal occupation during the past five years of the principal officers of AUSA Life (other than officers listed above as directors).

                              PRINCIPAL OFFICERS


                                                          PRINCIPAL OCCUPATION
 NAME AND ADDRESS             POSITION WITH AUSA LIFE     DURING PAST 5 YEARS
 Patrick S. Baird             Vice President and          Executive Vice President (1995 -
 4333 Edgewood Road, N.E.     Chief Financial             present), Chief Operating Officer (1996
 Cedar Rapids, Iowa 52499     Officer                     - present), Chief Financial Officer (1992
                                                          - 1995), Vice President and Chief Tax
                                                          Officer (1984 - 1995) of AEGON USA,
                                                          Inc.
 Brenda Clancy                Treasurer                   Senior Vice President and Treasurer
 4333 Edgewood Road, N.E.                                 (1997 - present), AEGON USA, Inc.;
 Cedar Rapids, Iowa 52499                                 Vice President and Controller 1992 -
                                                          1997), AEGON USA, Inc.
 Robert J. Kontz              Controller                  Vice President and Controller (1990 -
 4333 Edgewood Road, N.E.                                 present), AEGON USA, Inc.; Vice
 Cedar Rapids, Iowa 52499                                 President - Corporate Accounting (1982
                                                          - 1989), Life Investors Insurance
                                                          Company of America, Cedar Rapids,
                                                          Iowa.
 Craig D. Vermie              Secretary                   Vice President and General Counsel
 4333 Edgewood Road, N.E.                                 (1986 - present), AEGON USA, Inc.
 Cedar Rapids, Iowa 52499


     AUSA Life holds the assets of the separate account physically segregated and apart from the general account. AUSA Life maintains records of all purchases and sales of portfolio shares by each of the subaccounts. A blanket bond was issued to AEGON USA, Inc. ("AEGON USA") in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including AUSA Life. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. providing fidelity coverage, covers the activities of registered representative of AFSG to a limit of $10 million.


ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT



     AUSA Life established the separate account as a separate investment account under New York law in 1994. We own the assets in the separate account and are obligated to pay all benefits under the Policies. The separate account is used to support other life insurance policies of AUSA Life, as well as for other purposes permitted by law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a "separate account" within the meaning of the federal securities laws.

APPENDIX A
ILLUSTRATIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     The following illustrations show how certain values under a sample Policy would change with different rates of fictional investment performance over an extended period of time. In particular, the illustrations show how the death benefit, cash value, and net surrender value under a Policy issued to an insured of a given age, would change over time if the premiums indicated were paid and the return on the assets in the subaccounts were a uniform gross annual rate (before any expenses) of 0%, 6% or 12%. The tables illustrate
Policy values that would result based on assumptions that you pay the premiums indicated, you do not change your specified amount, and you do not take any cash withdrawals or Policy loans. The values under the Policy will be different from those shown even if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years shown.


     We based the illustration on page 75 on a Policy for an insured who is a 35 year old male in the ultimate select, non-tobacco use rate class, annual premiums of $2,000, a $165,000 specified amount and death benefit Option A. The illustration on that page also assumes cost of insurance charges based on our CURRENT cost of insurance rates.

     The illustration on page 76 is based on the same factors as those on page 75, except that cost of insurance rates are based on the GUARANTEED cost of insurance rates (based on the 1980 Commissioners Standard Ordinary Mortality Table).

     The amounts we show for the death benefits, cash values and net surrender values take into account (1) the daily charge for assuming mortality and expense risks assessed against each subaccount. This charge is equivalent to an annual charge of 0.90% of the average net assets of the subaccounts during the first 15 Policy years; (2) estimated daily expenses equivalent to an effective average annual expense level of 0.91% of the portfolios' average daily net assets; and (3) all applicable premium expense charges and cash value charges using the current monthly Policy charge. The 0.91% average portfolio expense level assumes an equal allocation of amounts among the 23 subaccounts. We used annualized actual audited expenses incurred during 1999 as shown in the Portfolio Annual Expense Table for the portfolios to calculate the average annual expense level.

     During 1999, WRL Management undertook to pay normal operating expenses of certain portfolios that exceeded a certain stated percentage of those portfolios' average daily net assets. WRL Management has undertaken until at least April 30, 2001 to pay expenses to the extent normal operating expenses of certain portfolios of the fund exceed a stated percentage of the portfolio's average daily net assets. For details on these expense limits, the amounts reimbursed by WRL Management during 1999, and the expense ratios without the reimbursements, see the Portfolio Annual Expense Table on p. 12.

     Without these waivers and reimbursements, total annual expenses for the portfolios would have been greater, and the illustrations would have assumed that the assets in the portfolios were subject to an average annual expense level of 1.53%. Taking into account the assumed charges of 1.81%, the gross annual investment return rates of 0%, 6% and 12% are equivalent to net annual investment return rates of -1.81%, 4.19%, and 10.19%.

     THE HYPOTHETICAL RETURNS SHOWN IN THE TABLES ARE PROVIDED ONLY TO ILLUSTRATE THE MECHANICS OF A HYPOTHETICAL POLICY AND DO NOT REPRESENT PAST OR FUTURE INVESTMENT RATES OF RETURN. Tax charges that may be attributable to the separate account are not reflected because we are not currently making such charges. In order to produce after tax returns of 0%, 6% or 12% if such charges are made in the future, the separate account would have to earn a sufficient amount in excess of 0%, 6% or 12% to cover any tax charges.


     The "Premium Accumulated at 5%" column of each table shows the amount which would accumulate if you invested an amount equal to the premium to earn interest at 5% per year, compounded annually.


     We will furnish, upon request, a comparable illustration reflecting the proposed insured's age, gender, risk classification and desired Policy features.

                       AUSA LIFE INSURANCE COMPANY, INC.
                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                          HYPOTHETICAL ILLUSTRATIONS
                               MALE ISSUE AGE 35

       Specified Amount $165,000          Ultimate Select Class
       Annual Premium $2,000              Option Type A
                Using Current Cost of Insurance Rates


END OF             PREMIUMS                        DEATH BENEFIT
POLICY           ACCUMULATED            ASSUMING HYPOTHETICAL GROSS AND NET
YEAR                AT 5%                   ANNUAL INVESTMENT RETURN OF
                                 0.00% (GROSS)     6.00% (GROSS)     12.00% (GROSS)
                                  -1.81% (NET)      4.19% (NET)       10.19% (NET)
1                    2,100          165,000             165,000          165,000
2                    4,305          165,000             165,000          165,000
3                    6,620          165,000             165,000          165,000
4                    9,051          165,000             165,000          165,000
5                   11,604          165,000             165,000          165,000
6                   14,284          165,000             165,000          165,000
7                   17,098          165,000             165,000          165,000
8                   20,053          165,000             165,000          165,000
9                   23,156          165,000             165,000          165,000
10                  26,414          165,000             165,000          165,000
15                  45,315          165,000             165,000          165,000
20                  69,439          165,000             165,000          165,000
30 (AGE 65)        139,522          165,000             165,000          348,991
40 (AGE 75)        253,680          165,000             165,000          828,831
50 (AGE 85)        439,631                *             249,288        2,151,988
60 (AGE 95)        742,526                *             377,556        5,379,270




END OF                               CASH VALUE                                        NET SURRENDER VALUE
POLICY                  ASSUMING HYPOTHETICAL GROSS AND NET                    ASSUMING HYPOTHETICAL GROSS AND NET
YEAR                        ANNUAL INVESTMENT RETURN OF                            ANNUAL INVESTMENT RETURN OF
                 0.00% (GROSS)     6.00% (GROSS)     12.00% (GROSS)     0.00% (GROSS)     6.00% (GROSS)     12.00% (GROSS)
                  -1.81% (NET)      4.19% (NET)       10.19% (NET)       -1.81% (NET)      4.19% (NET)       10.19% (NET)
1                     1,534             1,636               1,739                0                 0                  0
2                     3,036             3,337               3,652              475               777              1,091
3                     4,504             5,103               5,753            1,943             2,542              3,192
4                     5,939             6,937               8,063            3,378             4,376              5,502
5                     7,333             8,832              10,594            4,772             6,272              8,033
6                     8,683            10,790              13,366            6,379             8,486             11,062
7                     9,989            12,811              16,404            7,940            10,762             14,356
8                    11,251            14,898              19,735            9,459            13,105             17,943
9                    12,448            17,031              23,370           10,912            15,495             21,833
10                   13,591            19,224              27,349           12,311            17,944             26,069
15                   18,770            31,514              54,302           18,770            31,514             54,302
20                   22,504            45,784              97,975           22,504            45,784             97,975
30 (AGE 65)          27,434            84,972             286,058           27,434            84,972            286,058
40 (AGE 75)          23,406           143,955             774,608           23,406           143,955            774,608
50 (AGE 85)               *           237,417           2,049,512                *           237,417          2,049,512
60 (AGE 95)               *           373,818           5,326,010                *           373,818          5,326,010


* In the absence of an additional payment, the Policy would lapse.


The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future rates of return. Actual investment rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations by an owner and the different investment rates of return for the fund. The death benefit, cash value and net surrender value for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below that average for individual Policy years. No representation can be made by AUSA Life or the fund that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration must be preceded or accompanied by a current fund prospectus.

                       AUSA LIFE INSURANCE COMPANY, INC.
                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                          HYPOTHETICAL ILLUSTRATIONS
                               MALE ISSUE AGE 35

      Specified Amount $165,000              Ultimate Select Class
      Annual Premium $2,000                  Option Type A
                Using Guaranteed Cost of Insurance Rates


END OF             PREMIUMS                        DEATH BENEFIT
POLICY           ACCUMULATED            ASSUMING HYPOTHETICAL GROSS AND NET
YEAR                AT 5%                   ANNUAL INVESTMENT RETURN OF
                                 0.00% (GROSS)     6.00% (GROSS)     12.00% (GROSS)
                                  -1.81% (NET)      4.19% (NET)       10.19% (NET)
1                    2,100          165,000             165,000          165,000
2                    4,305          165,000             165,000          165,000
3                    6,620          165,000             165,000          165,000
4                    9,051          165,000             165,000          165,000
5                   11,604          165,000             165,000          165,000
6                   14,284          165,000             165,000          165,000
7                   17,098          165,000             165,000          165,000
8                   20,053          165,000             165,000          165,000
9                   23,156          165,000             165,000          165,000
10                  26,414          165,000             165,000          165,000
15                  45,315          165,000             165,000          165,000
20                  69,439          165,000             165,000          165,000
30 (AGE 65)        139,522          165,000             165,000          334,923
40 (AGE 75)        253,680                *             165,000          775,155
50 (AGE 85)        439,631                *             165,000        1,951,075
60 (AGE 95)        742,526                *             223,373        4,607,438




END OF                               CASH VALUE                                        NET SURRENDER VALUE
POLICY                  ASSUMING HYPOTHETICAL GROSS AND NET                    ASSUMING HYPOTHETICAL GROSS AND NET
YEAR                        ANNUAL INVESTMENT RETURN OF                            ANNUAL INVESTMENT RETURN OF
                 0.00% (GROSS)     6.00% (GROSS)     12.00% (GROSS)     0.00% (GROSS)     6.00% (GROSS)     12.00% (GROSS)
                  -1.81% (NET)      4.19% (NET)       10.19% (NET)       -1.81% (NET)      4.19% (NET)       10.19% (NET)
1                     1,534             1,636               1,739                0                 0                  0
2                     3,007             3,308               3,621              446               747              1,060
3                     4,439             5,034               5,680            1,878             2,474              3,119
4                     5,828             6,817               7,934            3,268             4,256              5,373
5                     7,174             8,656              10,399            4,613             6,096              7,838
6                     8,475            10,553              13,097            6,170             8,248             10,792
7                     9,727            12,505              16,048            7,679            10,457             14,000
8                    10,933            14,517              19,281            9,140            12,725             17,488
9                    12,088            16,587              22,820           10,552            15,051             21,284
10                   13,194            18,718              26,701           11,914            17,438             25,421
15                   18,219            30,685              53,029           18,219            30,685             53,029
20                   21,492            44,253              95,467           21,492            44,253             95,467
30 (AGE 65)          18,375            75,026             274,527           18,375            75,026            274,527
40 (AGE 75)               *           107,621             724,444                *           107,621            724,444
50 (AGE 85)               *           144,295           1,858,167                *           144,295          1,858,167
60 (AGE 95)               *           221,161           4,561,820                *           221,161          4,561,820


* In the absence of an additional payment, the Policy would lapse.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations by an owner and the different investment rates for the fund. The death benefit, cash value and net surrender value for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below that average for individual Policy years. No representation can be made by AUSA Life or the fund that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration must be preceded or accompanied by a current fund prospectus.

APPENDIX B
WEALTH INDICES OF INVESTMENTS IN THE U.S. CAPITAL MARKET
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The information below graphically depicts the growth of $1.00 invested in large company stocks, small company stocks, long-term government bonds, Treasury bills, and hypothetical asset returning the inflation rate over the period from the end of 1925 to the end of 1999. All results assume reinvestment of dividends on stocks or coupons on bonds and no taxes. Transaction costs are not included, except in the small stock index starting in 1982.

     Each of the cumulative index values is initialized at $1.00 at year-end 1925. The graph illustrates that large company stocks and small company stocks have the best performance over the entire 74-year period: investments of $1.00 in these assets would have grown to $2,845.63 and $6,640.79, respectively, by year-end 1999. This higher growth was earned by investments involving substantial risk. In contrast, long-term government bonds (with an approximate 20-year maturity), which exposed the holder to much less risk, grew to only $40.22.

     The lowest-risk strategy over the past 74 years (for those with short-term time horizons) was to buy U.S. Treasury bills. Since U.S. Treasury bills tended to track inflation, the resulting real (inflation-adjusted) returns were near zero for the entire 1926 - 1999 period.

                              [graph appears here]

                   COMPOUND ANNUAL RATES OF RETURN BY DECADE


                              1920s*     1930s      1940s      1950s      1960s       1970s      1980s     1990s
Large Company ............   19.2%      -0.1%      9.2%       19.4%      7.8%        5.9%       17.5%     18.2%
Small Company ............   -4.5       1.4       20.7        16.9      15.5        11.5        15.8      15.1
Long-Term Corp. ..........   5.2        6.9        2.7        1.0        1.7         6.2        13.0      8.3
Long-Term Govt. ..........   5.0        4.9        3.2        -0.1       1.4         5.5        12.6      9.0
Inter-Term Govt. .........   4.2        4.6        1.8        1.3        3.5         7.0        11.9      7.2
Treasury Bills ...........   3.7        0.6        0.4        1.9        3.9         6.3        8.9       4.9
Inflation ................   -1.1       -2.0       5.4        2.2        2.5         7.4        5.1       2.9



----------------
 * Based on the period 1926-1929.

Used with permission. /copyright/2000 Ibbotson Associates, Inc. All rights reserved. [Certain portions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.]

APPENDIX C
SURRENDER CHARGE PER THOUSAND

(BASED ON THE GENDER AND RATE CLASS OF THE INSURED)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

               MALE                MALE               FEMALE              FEMALE
ISSUE    ULTIMATE SELECT/   ULTIMATE STANDARD/   ULTIMATE SELECT/   ULTIMATE STANDARD/
AGE           SELECT             STANDARD             SELECT             STANDARD
  0             N/A                10.94                N/A               10.35
  1             N/A                 8.16                N/A                8.16
  2             N/A                 8.16                N/A                8.16
  3             N/A                 7.92                N/A                7.92
  4             N/A                 7.68                N/A                7.68
  5             N/A                 7.68                N/A                7.68
  6             N/A                 7.68                N/A                7.68
  7             N/A                 7.68                N/A                7.68
  8             N/A                 7.68                N/A                7.68
  9             N/A                 7.68                N/A                7.68
  10            N/A                 7.68                N/A                7.68
  11            N/A                 7.68                N/A                7.68
  12            N/A                 7.68                N/A                7.68
  13            N/A                 7.92                N/A                7.92
  14            N/A                 8.16                N/A                8.16
  15            N/A                 8.40                N/A                8.40
  16            N/A                 8.52                N/A                8.52
  17            N/A                 8.88                N/A                8.88
  18            8.72                9.20                8.72               9.20
  19            8.84                9.32                8.84               9.32
  20            8.96                9.44                8.96               9.44
  21            9.16                9.88                9.16               9.64
  22            9.32               10.04                9.32               9.80
  23            9.52               10.24                9.52              10.00
  24            9.68               10.40                9.68              10.40
  25            9.88               10.84                9.88              10.60
  26           10.56               11.28               10.32              11.04
  27           11.00               11.72               10.76              11.48
  28           11.40               12.12               11.16              12.12
  29           12.08               12.80               11.84              12.56
  30           12.52               13.24               12.28              13.00
  31           13.04               14.00               12.80              13.52
  32           13.76               14.48               13.52              14.24
  33           14.28               15.24               14.04              14.76
  34           14.76               15.96               14.52              15.48
  35           15.52               16.48               15.04              16.00

SURRENDER CHARGE PER THOUSAND
(BASED ON THE GENDER AND RATE CLASS OF THE INSURED)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       MALE                MALE               FEMALE              FEMALE
ISSUE            ULTIMATE SELECT/   ULTIMATE STANDARD/   ULTIMATE SELECT/   ULTIMATE STANDARD/
AGE                   SELECT             STANDARD             SELECT             STANDARD
  36                       16.20                17.40              15.34          16.56
  37                       16.85                18.40              15.65          16.93
  38                       17.25                19.56              15.98          17.32
  39                       17.66                20.56              16.32          17.73
  40                       20.28                21.96              19.32          20.52
  41                       21.64                23.56              20.68          22.12
  42                       23.08                25.24              21.30          23.24
  43                       23.90                27.08              21.80          23.82
  44                       24.57                29.12              22.33          24.43
  45                       25.27                30.04              22.89          25.06
  46                       26.02                31.02              23.48          25.73
  47                       26.81                32.05              24.10          26.43
  48                       27.64                33.13              24.75          27.16
  49                       28.53                34.28              25.45          27.94
  50                       29.47                35.49              26.18          28.75
  51                       30.47                36.77              26.95          29.61
  52                       31.53                38.12              27.76          30.51
  53                       32.66                39.55              28.63          31.46
  54                       33.86                41.05              29.54          32.45
  55                       35.12                42.62              30.51          33.51
  56                       36.47                44.29              31.53          34.62
  57                       37.90                46.04              32.63          35.80
  58                       39.43                47.89              33.80          37.07
  59                       41.05                49.86              35.05          38.43
  60                       42.78                51.94              36.40          39.89
  61                       44.63                54.15              37.84          41.45
  62                       46.60                56.48              39.39          43.11
  63                       48.69                57.00              41.03          44.88
  64                       50.91                57.00              42.79          46.75
  65                       53.28                57.00              44.66          48.73
  66                       55.80                57.00              46.66          50.84
  67                       57.00                57.00              48.81          53.09
  68                       57.00                57.00              51.13          55.53
  69                       57.00                57.00              53.64          57.00
  70                       57.00                57.00              56.37          57.00
  71 and over              57.00                57.00              57.00          57.00

Index to Financial Statements
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
AUSA SERIES LIFE ACCOUNT




Report of Independent Certified Public Accountants dated February 16, 2000

Statements of Assets and Liabilities as of December 31, 1999

Statements of Operations for the period ended December 31, 1999

Statements of Changes in Net Assets for the year ended December 31, 1999

Financial Highlights for the year ended December 31, 1999

Notes to the Financial Statements



AUSA LIFE INSURANCE COMPANY, INC.:



Report of Independent Auditors dated February 11, 2000
Statutory-Basis Balance Sheets at December 31, 1999 and 1998

Statutory-Basis Statements of Operations for the years ended December 31, 1999, 1998 and 1997

Statutory-Basis Statements of Changes in Capital and Surplus for the years ended December 31, 1999, 1998 and 1997

Statutory-Basis Statements of Cash Flows for the years ended December 31, 1999, 1998, and 1997

Notes to Statutory-Basis Financial Statements


AG07413 - 5/2000

              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors of AUSA Life Insurance Co., Inc. and
Policy Owners of the AUSA Series Life Account

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Subaccounts constituting the AUSA Series Life Account (a separate account of AUSA Life Insurance Company, Inc. ("AUSA")) at December 31, 1999, the results of each of their operations, the changes in each of their net assets and financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of AUSA's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

[signature of PricewaterhouseCoopers LLP]



PricewaterhouseCoopers LLP
Tampa, Florida
February 16, 2000

AUSA SERIES LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES

AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT PER UNIT AMOUNTS) IN THOUSANDS


                                                               WRL             WRL            WRL           WRL
                                                           J.P. MORGAN        AEGON          JANUS         JANUS
                                                          MONEY MARKET        BOND          GROWTH         GLOBAL
                                                           SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
ASSETS:
 Investment in WRL Series Fund, Inc.:
  Shares .............................................            30               2              5             6
                                                                  ==               =              =             =
  Cost ...............................................       $    30         $    27        $   376       $   188
                                                             =======         =======        =======       =======
 Investment, at net asset value ......................       $    30         $    25        $   397       $   234
 Transfers receivable from depositor .................             0               0              7             1
                                                             -------         -------        -------       -------
  Total assets .......................................            30              25            404           235
                                                             -------         -------        -------       -------
LIABILITIES:
 Accrued expenses ....................................             0               0              0             0
 Transfers payable to depositor ......................             0               0              0             0
                                                             -------         -------        -------       -------
  Total liabilities ..................................             0               0              0             0
                                                             -------         -------        -------       -------
  Net assets .........................................       $    30         $    25        $   404       $   235
                                                             =======         =======        =======       =======
NET ASSETS CONSISTS OF:
 Policy Owners' equity ...............................       $     4         $     0        $   404       $   235
 Depositor's equity ..................................            26              25              0             0
                                                             -------         -------        -------       -------
  Net assets applicable to units outstanding .........       $    30         $    25        $   404       $   235
                                                             =======         =======        =======       =======
 Policy Owners' units ................................             0               0             29            15
 Depositor's units ...................................             3               3              0             0
                                                             -------         -------        -------       -------
  Units outstanding ..................................             3               3             29            15
                                                             =======         =======        =======       =======
  Accumulation unit value ............................       $ 10.22         $ 10.04        $ 13.96       $ 15.25
                                                             =======         =======        =======       =======


See Notes to the Financial Statements, which is an integral part of this report.

AUSA SERIES LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT PER UNIT AMOUNTS) IN THOUSANDS


                                                               WRL             WRL            WRL
                                                              LKCM            VKAM           ALGER          WRL
                                                            STRATEGIC       EMERGING      AGGRESSIVE       AEGON
                                                          TOTAL RETURN       GROWTH         GROWTH        BALANCED
                                                           SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
ASSETS:
 Investment in WRL Series Fund, Inc.:
  Shares .............................................             2               3              7             2
                                                                   =               =              =             =
  Cost ...............................................       $    29         $   115        $   200        $   29
                                                             =======         =======        =======        ======
 Investment, at net asset value ......................       $    30         $   135        $   229        $   29
 Transfers receivable from depositor .................             0               1              6             0
                                                             -------         -------        -------        ------
  Total assets .......................................            30             136            235            29
                                                             -------         -------        -------        ------
LIABILITIES:
 Accrued expenses ....................................             0               0              0             0
 Transfer payable to depositor .......................             0               0              0             0
                                                             -------         -------        -------        ------
  Total liabilities ..................................             0               0              0             0
                                                             -------         -------        -------        ------
  Net Assets .........................................       $    30         $   136        $   235        $   29
                                                             =======         =======        =======        ======
NET ASSETS CONSISTS OF:
 Policy Owners' equity ...............................       $     3         $   136        $   235        $    4
 Depositor's equity ..................................            27               0              0            25
                                                             -------         -------        -------        ------
  Net assets applicable to units outstanding .........       $    30         $   136        $   235        $   29
                                                             =======         =======        =======        ======
 Policy Owners' units ................................             0               8             15             0
 Depositor's units ...................................             3               0              0             3
                                                             -------         -------        -------        ------
  Units outstanding ..................................             3               8             15             3
                                                             =======         =======        =======        ======
  Accumulation unit value ............................       $ 10.72         $ 17.90        $ 15.36        $ 9.93
                                                             =======         =======        =======        ======


See Notes to the Financial Statements, which is an integral part of this report.

AUSA SERIES LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT PER UNIT AMOUNTS) IN THOUSANDS



                                                              WRL
                                                           FEDERATED            WRL               WRL            WRL
                                                           GROWTH &            DEAN            C.A.S.E.          NWQ
                                                            INCOME       ASSET ALLOCATION       GROWTH       VALUE EQUITY
                                                          SUBACCOUNT        SUBACCOUNT        SUBACCOUNT      SUBACCOUNT
ASSETS:
 Investment in WRL Series Fund, Inc.:
  Shares .............................................           2                 2                  2              2
                                                                 =                 =                  =              =
  Cost ...............................................      $   26            $   27            $    35         $   25
                                                            ======            ======            =======         ======
 Investment, at net asset value ......................      $   23            $   25            $    35         $   23
 Transfers receivable from depositor .................           0                 0                  0              0
                                                            ------            ------            -------         ------
  Total assets .......................................          23                25                 35             23
                                                            ------            ------            -------         ------
LIABILITIES:
 Accrued expenses ....................................           0                 0                  0              0
 Transfers payable to depositor ......................           0                 0                  0              0
                                                            ------            ------            -------         ------
  Total liabilities ..................................           0                 0                  0              0
                                                            ------            ------            -------         ------
  Net assets .........................................      $   23            $   25            $    35         $   23
                                                            ======            ======            =======         ======
NET ASSETS CONSISTS OF:
 Policy Owners' equity ...............................      $    0            $    1            $     8         $    0
 Depositor's equity ..................................          23                24                 27             23
                                                            ------            ------            -------         ------
  Net assets applicable to units outstanding .........      $   23            $   25            $    35         $   23
                                                            ======            ======            =======         ======
 Policy Owners' units ................................           0                 0                  0              0
 Depositor's units ...................................           3                 3                  3              3
                                                            ------            ------            -------         ------
  Units outstanding ..................................           3                 3                  3              3
                                                            ======            ======            =======         ======
  Accumulation unit value ............................      $ 9.31            $ 9.43            $ 10.96         $ 9.34
                                                            ======            ======            =======         ======


See Notes to the Financial Statements, which is an integral part of this report.

AUSA SERIES LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT PER UNIT AMOUNTS) IN THOUSANDS



                                                               WRL
                                                           GE/SCOTTISH                          WRL            WRL
                                                            EQUITABLE           WRL            THIRD       J.P. MORGAN
                                                          INTERNATIONAL          GE           AVENUE       REAL ESTATE
                                                              EQUITY        U.S. EQUITY        VALUE       SECURITIES
                                                            SUBACCOUNT       SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
ASSETS:
 Investment in WRL Series Fund, Inc.:
  Shares .............................................             2                2               3             3
                                                                   =                =               =             =
  Cost ...............................................       $    28          $    30         $    26        $   27
                                                             =======          =======         =======        ======
 Investment, at net asset value ......................       $    33          $    30         $    29        $   26
 Transfers receivable from depositor .................             0                0               0             0
                                                             -------          -------         -------        ------
  Total assets .......................................            33               30              29            26
                                                             -------          -------         -------        ------
LIABILITIES:
 Accrued expenses ....................................             0                0               0             0
 Transfers payable to depositor ......................             0                0               0             0
                                                             -------          -------         -------        ------
  Total liabilities ..................................             0                0               0             0
                                                             -------          -------         -------        ------
  Net assets .........................................       $    33          $    30         $    29        $   26
                                                             =======          =======         =======        ======
NET ASSETS CONSISTS OF:
 Policy Owners' equity ...............................       $     2          $     3         $     0        $    3
 Depositor's equity ..................................            31               27              29            23
                                                             -------          -------         -------        ------
  Net assets applicable to units outstanding .........       $    33          $    30         $    29        $   26
                                                             =======          =======         =======        ======
 Policy Owners' units ................................             0                0               0             0
 Depositor's units ...................................             3                3               3             3
                                                             -------          -------         -------        ------
  Units outstanding ..................................             3                3               3             3
                                                             =======          =======         =======        ======
  Accumulation unit value ............................       $ 12.32          $ 10.79         $ 11.34        $ 9.16
                                                             =======          =======         =======        ======

See Notes to the Financial Statements, which is an integral part of this report.

AUSA SERIES LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT PER UNIT AMOUNTS) IN THOUSANDS





                                                             WRL             WRL              WRL              WRL
                                                        GOLDMAN SACHS   GOLDMAN SACHS    T. ROWE PRICE    T. ROWE PRICE
                                                            GROWTH        SMALL CAP     DIVIDEND GROWTH     SMALL CAP
                                                          SUBACCOUNT      SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
ASSETS:
 Investment in WRL Series Fund, Inc.:
  Shares .............................................           3               3                3                3
                                                                 =               =                =                =
  Cost ...............................................     $    32         $    29           $   31          $    38
                                                           =======         =======           ======          =======
 Investment, at net asset value ......................     $    36         $    31           $   30          $    46
 Transfers receivable from depositor .................           0               0                0                0
                                                           -------         -------           ------          -------
  Total assets .......................................          36              31               30               46
                                                           -------         -------           ------          -------
LIABILITIES:
 Accrued expenses ....................................           0               0                0                0
 Transfers payable to depositor ......................           0               0                0                0
                                                           -------         -------           ------          -------
  Total liabilities ..................................           0               0                0                0
                                                           -------         -------           ------          -------
  Net assets .........................................     $    36         $    31           $   30          $    46
                                                           =======         =======           ======          =======
NET ASSETS CONSISTS OF:
 Policy Owners' equity ...............................     $     6         $     3           $    6          $    14
 Depositor's equity ..................................          30              28               24               32
                                                           -------         -------           ------          -------
  Net assets applicable to units outstanding .........     $    36         $    31           $   30          $    46
                                                           =======         =======           ======          =======
 Policy Owners' units ................................           0               0                0                1
 Depositor's units ...................................           3               3                3                3
                                                           -------         -------           ------          -------
  Units outstanding ..................................           3               3                3                4
                                                           =======         =======           ======          =======
  Accumulation unit value ............................     $ 11.94         $ 11.35           $ 9.42          $ 12.89
                                                           =======         =======           ======          =======


See Notes to the Financial Statements, which is an integral part of this report.

AUSA SERIES LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT PER UNIT AMOUNTS) IN THOUSANDS






                                                              WRL              WRL             WRL
                                                            SALOMON      PILGRIM BAXTER      DREYFUS
                                                            ALL CAP      MID CAP GROWTH      MID CAP
                                                          SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
ASSETS:
 Investment in WRL Series Fund, Inc.:
  Shares .............................................            3                3               3
                                                                  =                =               =
  Cost ...............................................      $    30          $    31         $    32
                                                            =======          =======         =======
 Investment, at net asset value ......................      $    31          $    46         $    34
 Transfers receivable from depositor .................            0                0               0
                                                            -------          -------         -------
  Total assets .......................................           31               46              34
                                                            -------          -------         -------
LIABILITIES:
 Accrued expenses ....................................            0                0               0
 Transfers payable to depositor ......................            0                0               0
                                                            -------          -------         -------
  Total liabilities ..................................            0                0               0
                                                            -------          -------         -------
  Net assets .........................................      $    31          $    46         $    34
                                                            =======          =======         =======
NET ASSETS CONSISTS OF:
 Policy Owners' equity ...............................      $     3          $     3         $     8
 Depositor's equity ..................................           28               43              26
                                                            -------          -------         -------
  Net assets applicable to units outstanding .........      $    31          $    46         $    34
                                                            =======          =======         =======
 Policy Owners' units ................................            0                0               0
 Depositor's units ...................................            3                3               3
                                                            -------          -------         -------
  Units outstanding ..................................            3                3               3
                                                            =======          =======         =======
  Accumulation unit value ............................      $ 10.97          $ 17.24         $ 10.47
                                                            =======          =======         =======




See Notes to the Financial Statements, which is an integral part of this report.

AUSA SERIES LIFE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE PERIOD ENDED DECEMBER 31, 1999
ALL AMOUNTS IN THOUSANDS



                                                          WRL             WRL             WRL             WRL
                                                      J.P. MORGAN        AEGON           JANUS           JANUS
                                                      MONEY MARKET        BOND           GROWTH         GLOBAL
                                                     SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)
INVESTMENT INCOME:
 Dividend income ..................................      $   1           $   2           $   6           $   0
 Capital gain distributions .......................          0               0              45              11
                                                         -----           -----           -----           -----
  Total investment income .........................          1               2              51              11
EXPENSES:
 Mortality and expense risk .......................          0               0               1               0
                                                         -----           -----           -----           -----
  Net investment income (loss) ....................          1               2              50              11
                                                         -----           -----           -----           -----
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investment securities           0               0               8              10
 Change in unrealized appreciation (depreciation) .          0              (2)             21              47
                                                         -----           ------          -----           -----
  Net gain (loss) on investment securities ........          0              (2)             29              57
                                                         -----           ------          -----           -----
   Net increase (decrease) in net assets resulting
     from operations ..............................      $   1           $   0           $  79           $  68
                                                         =====           =====           =====           =====



                                                             WRL             WRL             WRL
                                                             LKCM            VKAM           ALGER            WRL
                                                          STRATEGIC        EMERGING       AGGRESSIVE        AEGON
                                                         TOTAL RETURN       GROWTH          GROWTH        BALANCED
                                                        SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)
INVESTMENT INCOME:
 Dividend income .....................................      $   0           $   1           $   7           $   0
 Capital gain distributions ..........................          1              15              11               0
                                                            -----           -----           -----           -----
  Total investment income ............................          1              16              18               0
EXPENSES:
 Mortality and expense risk ..........................          0               0               0               0
                                                            -----           -----           -----           -----
  Net investment income (loss) .......................          1              16              18               0
                                                            -----           -----           -----           -----
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investment securities ...          0              13               9               0
 Change in unrealized appreciation (depreciation) ....          1              20              29               0
                                                            -----           -----           -----           -----
  Net gain (loss) on investment securities ...........          1              33              38               0
                                                            -----           -----           -----           -----
   Net increase (decrease) in net assets resulting
     from operations .................................      $   2           $  49           $  56           $   0
                                                            =====           =====           =====           =====


See Notes to the Financial Statements, which is an integral part of this report.

AUSA SERIES LIFE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE PERIOD ENDED DECEMBER 31, 1999
ALL AMOUNTS IN THOUSANDS





                                                               WRL
                                                            FEDERATED            WRL              WRL             WRL
                                                             GROWTH &           DEAN            C.A.S.E.          NWQ
                                                              INCOME      ASSET ALLOCATION       GROWTH      VALUE EQUITY
                                                          SUBACCOUNT(1)     SUBACCOUNT(1)    SUBACCOUNT(1)   SUBACCOUNT(1)
INVESTMENT INCOME:
 Dividend income .......................................      $   1            $   1             $   2          $   0
 Capital gain distributions ............................          0                0                 0              0
                                                              -----            -----             -----          -----
  Total investment income ..............................          1                1                 2              0
EXPENSES:
 Mortality and expense risk ............................          0                0                 0              0
                                                              -----            -----             -----          -----
  Net investment income (loss) .........................          1                1                 2              0
                                                              -----            -----             -----          -----
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investment securities .....          0                0                 0              0
 Change in unrealized appreciation (depreciation) ......         (3)              (2)                0             (2)
                                                              ------           ------            -----          ------
  Net gain (loss) on investment securities .............         (3)              (2)                0             (2)
                                                              ------           ------            -----          ------
   Net increase (decrease) in net assets resulting
     from operations ...................................      $  (2)           $  (1)            $   2          $  (2)
                                                              =====            =====             =====          =====



                                                             WRL
                                                         GE/SCOTTISH                         WRL             WRL
                                                          EQUITABLE          WRL            THIRD        J.P. MORGAN
                                                        INTERNATIONAL         GE            AVENUE       REAL ESTATE
                                                            EQUITY       U.S. EQUITY        VALUE        SECURITIES
                                                        SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)
INVESTMENT INCOME:
 Dividend income .....................................      $   0           $   1           $   0          $   0
 Capital gain distributions ..........................          1               1               0              0
                                                            -----           -----           -----          -----
  Total investment income ............................          1               2               0              0
EXPENSES:
 Mortality and expense risk ..........................          0               0               0              0
                                                            -----           -----           -----          -----
  Net investment income (loss) .......................          1               2               0              0
                                                            -----           -----           -----          -----
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investment securities ...          0               0               0             (1)
 Change in unrealized appreciation (depreciation) ....          5               0               3             (1)
                                                            -----           -----           -----          ------
  Net gain (loss) on investment securities ...........          5               0               3             (2)
                                                            -----           -----           -----          ------
   Net increase (decrease) in net assets resulting
     from operations .................................      $   6           $   2           $   3          $  (2)
                                                            =====           =====           =====          =====

See Notes to the Financial Statements, which is an integral part of this report.

AUSA SERIES LIFE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 1999
ALL AMOUNTS IN THOUSANDS






                                                                   WRL             WRL              WRL              WRL
                                                              GOLDMAN SACHS   GOLDMAN SACHS    T. ROWE PRICE    T. ROWE PRICE
                                                                  GROWTH        SMALL CAP     DIVIDEND GROWTH     SMALL CAP
                                                              SUBACCOUNT(1)   SUBACCOUNT(1)    SUBACCOUNT(1)    SUBACCOUNT(1)
INVESTMENT INCOME:
 Dividend income ...........................................      $   0           $   2            $   0            $   1
 Capital gain distributions ................................          0               0                0                0
                                                                  -----           -----            -----            -----
  Total investment income ..................................          0               2                0                1
EXPENSES:
 Mortality and expense risk ................................          0               0                0                0
                                                                  -----           -----            -----            -----
  Net investment income (loss) .............................          0               2                0                1
                                                                  -----           -----            -----            -----
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investment securities .........          1               0                0                0
 Change in unrealized appreciation (depreciation) ..........          4               2               (1)               8
                                                                  -----           -----            ------           -----
  Net gain (loss) on investment securities .................          5               2               (1)               8
                                                                  -----           -----            ------           -----
   Net increase (decrease) in net assets resulting
     from operations .......................................      $   5           $   4            $  (1)           $   9
                                                                  =====           =====            =====            =====



                                                               WRL              WRL             WRL
                                                             SALOMON      PILGRIM BAXTER      DREYFUS
                                                             ALL CAP      MID CAP GROWTH      MID CAP
                                                          SUBACCOUNT(1)    SUBACCOUNT(1)   SUBACCOUNT(1)
INVESTMENT INCOME:
 Dividend income .......................................      $   1            $   0           $   0
 Capital gain distributions ............................          0                0               0
                                                              -----            -----           -----
  Total investment income ..............................          1                0               0
EXPENSES:
 Mortality and expense risk ............................          0                0               0
                                                              -----            -----           -----
  Net investment income (loss) .........................          1                0               0
                                                              -----            -----           -----
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investment securities .....          1                3               0
 Change in unrealized appreciation (depreciation) ......          1               15               2
                                                              -----            -----           -----
  Net gain (loss) on investment securities .............          2               18               2
                                                              -----            -----           -----
   Net increase (decrease) in net assets resulting
     from operations ...................................      $   3            $  18           $   2
                                                              =====            =====           =====

See Notes to the Financial Statements, which is an integral part of this report.

AUSA SERIES LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 1999
ALL AMOUNTS IN THOUSANDS


                                                                             WRL            WRL             WRL             WRL
                                                                         J.P. MORGAN       AEGON           JANUS           JANUS
                                                                         MONEY MARKET       BOND           GROWTH         GLOBAL
                                                                        SUBACCOUNT(1)  SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)
OPERATIONS:
 Net investment income (loss) ........................................      $   1          $   2          $   50          $   11
 Net gain (loss) on investment securities ............................          0             (2)             29              57
                                                                            -----          ------         ------          ------
 Net increase (decrease) in net assets resulting from operations .....          1              0              79              68
                                                                            -----          -----          ------          ------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ..............................          9              0             353             187
                                                                            -----          -----          ------          ------
 Less cost of units redeemed:
  Administrative charges .............................................          5              0              21              11
  Policy loans .......................................................          0              0               0               0
  Surrender benefits .................................................          0              0               0               0
  Death benefits .....................................................          0              0               0               0
                                                                            -----          -----          ------          ------
                                                                                5              0              21              11
                                                                            -----          -----          ------          ------
  Increase (decrease) in net assets from capital unit transactions ...          4              0             332             176
                                                                            -----          -----          ------          ------
  Net increase (decrease) in net assets ..............................          5              0             411             244
 Depositor's equity contribution (net redemption) ....................         25             25              (7)             (9)
NET ASSETS:
 Beginning of period .................................................          0              0               0               0
                                                                            -----          -----          ------          ------
 End of period .......................................................      $  30          $  25          $  404          $  235
                                                                            =====          =====          ======          ======
UNIT ACTIVITY:
 Units outstanding - beginning of period .............................          0              0               0               0
 Units issued ........................................................         79              3              36              20
 Units redeemed ......................................................        (76)             0              (7)             (5)
                                                                            -----          -----          -------         -------
 Units outstanding - end of period ...................................          3              3              29              15
                                                                           =====          =====          ======          ======


See Notes to the Financial Statements, which is an integral part of this report.

AUSA SERIES LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 1999
ALL AMOUNTS IN THOUSANDS


                                                                            WRL            WRL             WRL
                                                                            LKCM           VKAM           ALGER            WRL
                                                                         STRATEGIC       EMERGING       AGGRESSIVE        AEGON
                                                                        TOTAL RETURN      GROWTH          GROWTH        BALANCED
                                                                       SUBACCOUNT(1)  SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)
OPERATIONS:
 Net investment income (loss) .......................................      $   1         $   16           $  18           $   0
 Net gain(loss) on investment securities ............................          1             33              38               0
                                                                           -----         ------           -----           -----
 Net increase (decrease) in net assets resulting from operations ....          2             49              56               0
                                                                           -----         ------           -----           -----
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) .............................          3            107             198               4
                                                                           -----         ------           -----           -----
 Less cost of units redeemed:
  Administrative charges ............................................          0              8              11               0
  Policy loans ......................................................          0              0               0               0
  Surrender benefits ................................................          0              0               0               0
  Death benefits ....................................................          0              0               0               0
                                                                           -----         ------           -----           -----
                                                                               0              8              11               0
                                                                           -----         ------           -----           -----
  Increase (decrease) in net assets from capital unit transactions ..          3             99             187               4
                                                                           -----         ------           -----           -----
  Net increase (decrease) in net assets .............................          5            148             243               4
 Depositor's equity contribution (net redemption) ...................         25            (12)             (8)             25
NET ASSETS:
 Beginning of period ................................................          0              0               0               0
                                                                           -----         ------           -----           -----
 End of period ......................................................      $  30         $  136           $ 235           $  29
                                                                           =====         ======           =====           =====
UNIT ACTIVITY:
 Units outstanding - beginning of period ............................          0              0               0               0
 Units issued .......................................................          3             12              21               3
 Units redeemed .....................................................          0             (4)             (6)              0
                                                                           -----         -------          ------          -----
 Units outstanding - end of period ..................................          3              8              15               3
                                                                           =====         ======           =====           =====


See Notes to the Financial Statements, which is an integral part of this report.

AUSA SERIES LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 1999
ALL AMOUNTS IN THOUSANDS


                                                                            WRL
                                                                         FEDERATED           WRL             WRL            WRL
                                                                          GROWTH &          DEAN           C.A.S.E.         NWQ
                                                                           INCOME     ASSET ALLOCATION      GROWTH     VALUE EQUITY
                                                                       SUBACCOUNT(1)    SUBACCOUNT(1)   SUBACCOUNT(1)  SUBACCOUNT(1)
OPERATIONS:
 Net investment income (loss) .......................................      $   1           $   1             $   2           $  0
 Net gain(loss) on investment securities ............................         (3)             (2)                0             (2)
                                                                           ------          ------            -----           -----
 Net increase (decrease) in net assets resulting from operations ....         (2)             (1)                2             (2)
                                                                           ------          ------            -----           -----
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) .............................          0               1                 8              0
                                                                           -----           -----             -----           ----
 Less cost of units redeemed:
  Administrative charges ............................................          0               0                 0              0
  Policy loans ......................................................          0               0                 0              0
  Surrender benefits ................................................          0               0                 0              0
  Death benefits ....................................................          0               0                 0              0
                                                                           -----           -----             -----           ----
                                                                               0               0                 0              0
                                                                           -----           -----             -----           ----
  Increase (decrease) in net assets from capital unit transactions ..          0               1                 8              0
                                                                           -----           -----             -----           ----
  Net increase (decrease) in net assets .............................         (2)              0                10             (2)
 Depositor's equity contribution (net redemption) ...................         25              25                25             25
NET ASSETS:
 Beginning of period ................................................          0               0                 0              0
                                                                           -----           -----             -----           ----
 End of period ......................................................      $  23           $  25             $  35           $ 23
                                                                           =====           =====             =====           ====
UNIT ACTIVITY:
 Units outstanding - beginning of period ............................          0               0                 0              0
 Units issued .......................................................          3               3                 3              3
 Units redeemed .....................................................          0               0                 0              0
                                                                           -----           -----             -----           ----
 Units outstanding - end of period ..................................          3               3                 3              3
                                                                           =====           =====             =====           ====


See Notes to the Financial Statements, which is an integral part of this report.

AUSA SERIES LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 1999
ALL AMOUNTS IN THOUSANDS

                                                                           WRL
                                                                       GE/SCOTTISH                          WRL             WRL
                                                                        EQUITABLE           WRL            THIRD        J.P. MORGAN
                                                                      INTERNATIONAL          GE            AVENUE       REAL ESTATE
                                                                          EQUITY        U.S. EQUITY        VALUE        SECURITIES
                                                                      SUBACCOUNT(1)    SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)
OPERATIONS:
 Net investment income (loss) .......................................     $   1            $   2           $   0          $   0
 Net gain(loss) on investment securities ............................         5                0               3             (2)
                                                                          -----            -----           -----          ------
 Net increase (decrease) in net assets resulting from operations ....         6                2               3             (2)
                                                                          -----            -----           -----          ------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) .............................         2                3               1              3
                                                                          -----            -----           -----          -----
 Less cost of units redeemed:
  Administrative charges ............................................         0                0               0              0
  Policy loans ......................................................         0                0               0              0
  Surrender benefits ................................................         0                0               0              0
  Death benefits ....................................................         0                0               0              0
                                                                          -----            -----           -----          -----
                                                                              0                0               0              0
                                                                          -----            -----           -----          -----
  Increase (decrease) in net assets from capital unit transactions ..         2                3               1              3
                                                                          -----            -----           -----          -----
  Net increase (decrease) in net assets .............................         8                5               4              1
 Depositor's equity contribution (net redemption) ...................        25               25              25             25
NET ASSETS:
 Beginning of period ................................................         0                0               0              0
                                                                          -----            -----           -----          -----
 End of period ......................................................     $  33            $  30           $  29          $  26
                                                                          =====            =====           =====          =====
UNIT ACTIVITY:
 Units outstanding - beginning of period ............................         0                0               0              0
 Units issued .......................................................         3                3               3              4
 Units redeemed .....................................................         0                0               0             (1)
                                                                          -----            -----           -----          ------
 Units outstanding - end of period ..................................         3                3               3              3
                                                                          =====            =====           =====          =====


See Notes to the Financial Statements, which is an integral part of this report.

AUSA SERIES LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1999
ALL AMOUNTS IN THOUSANDS


                                                                            WRL             WRL             WRL             WRL
                                                                       GOLDMAN SACHS   GOLDMAN SACHS   T. ROWE PRICE   T. ROWE PRICE
                                                                           GROWTH        SMALL CAP    DIVIDEND GROWTH    SMALL CAP
                                                                       SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)
OPERATIONS:
 Net investment income (loss) .......................................      $  0            $   2           $   0           $   1
 Net gain(loss) on investment securities ............................         5                2              (1)              8
                                                                           ----            -----           ------          -----
 Net increase (decrease) in net assets resulting from operations ....         5                4              (1)              9
                                                                           ----            -----           ------          -----
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) .............................         6                2               6              13
                                                                           ----            -----           -----           -----
 Less cost of units redeemed:
  Administrative charges ............................................         0                0               0               1
  Policy loans ......................................................         0                0               0               0
  Surrender benefits ................................................         0                0               0               0
  Death benefits ....................................................         0                0               0               0
                                                                           ----            -----           -----           -----
                                                                              0                0               0               1
                                                                           ----            -----           -----           -----
  Increase (decrease) in net assets from capital unit transactions ..         6                2               6              12
                                                                           ----            -----           -----           -----
  Net increase (decrease) in net assets .............................        11                6               5              21
 Depositor's equity contribution (net redemption) ...................        25               25              25              25
NET ASSETS:
 Beginning of period ................................................         0                0               0               0
                                                                           ----            -----           -----           -----
 End of period ......................................................      $ 36            $  31           $  30           $  46
                                                                           ====            =====           =====           =====
UNIT ACTIVITY:
 Units outstanding - beginning of period ............................         0                0               0               0
 Units issued .......................................................         4                3               4               4
 Units redeemed .....................................................        (1)               0              (1)              0
                                                                           -----           -----           ------          -----
 Units outstanding - end of period ..................................         3                3               3               4
                                                                           ====            =====           =====           =====


See Notes to the Financial Statements, which is an integral part of this report.

AUSA SERIES LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1999
ALL AMOUNTS IN THOUSANDS


                                                                               WRL              WRL             WRL
                                                                             SALOMON      PILGRIM BAXTER      DREYFUS
                                                                             ALL CAP      MID CAP GROWTH      MID CAP
                                                                          SUBACCOUNT(1)    SUBACCOUNT(1)   SUBACCOUNT(1)
OPERATIONS:
 Net investment income (loss) ..........................................      $   1            $  0           $   0
 Net gain (loss) on investment securities ..............................          2              18               2
                                                                              -----            ----           -----
 Net increase (decrease) in net assets resulting from operations .......          3              18               2
                                                                              -----            ----           -----
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ................................          3               3               8
                                                                              -----            ----           -----
 Less cost of units redeemed:
  Administrative charges ...............................................          0               0               1
  Policy loans .........................................................          0               0               0
  Surrender benefits ...................................................          0               0               0
  Death benefits .......................................................          0               0               0
                                                                              -----            ----           -----
                                                                                  0               0               1
                                                                              -----            ----           -----
  Increase (decrease) in net assets from capital unit transactions .....          3               3               7
                                                                              -----            ----           -----
  Net increase (decrease) in net assets ................................          6              21               9
 Depositor's equity contribution (net redemption) ......................         25              25              25
NET ASSETS:
 Beginning of period ...................................................          0               0               0
                                                                              -----            ----           -----
 End of period .........................................................      $  31            $ 46           $  34
                                                                              =====            ====           =====
UNIT ACTIVITY:
 Units outstanding - beginning of period ...............................          0               0               0
 Units issued ..........................................................          4               3               4
 Units redeemed ........................................................         (1)              0              (1)
                                                                              ------           ----           ------
 Units outstanding - end of period .....................................          3               3               3
                                                                              =====            ====           =====



See Notes to the Financial Statements, which is an integral part of this report.

AUSA SERIES LIFE ACCOUNT
FINANCIAL HIGHLIGHTS
FOR THE YEAR ENDED DECEMBER 31, 1999



                                                                         WRL             WRL             WRL             WRL
                                                                     J.P. MORGAN        AEGON           JANUS           JANUS
                                                                     MONEY MARKET        BOND           GROWTH         GLOBAL
                                                                    SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)
Accumulation unit value, beginning of period .....................     $ 10.00         $ 10.00        $  10.00        $  10.00
 Income from operations:
  Net investment income (loss) ...................................        0.22            0.53            3.71            1.34
  Net realized and unrealized gain (loss) on investment ..........        0.00           (0.49)           0.25            3.91
                                                                       -------         -------        --------        --------
   Net income (loss) from operations .............................        0.22            0.04            3.96            5.25
                                                                       -------         -------        --------        --------
Accumulation unit value, end of period ...........................     $ 10.22         $ 10.04        $  13.96        $  15.25
                                                                       =======         =======        ========        ========
Total return .....................................................        2.15 %          0.41 %         39.59 %         52.55 %
Ratios and supplemental data:
 Net assets at end of period (in thousands) ......................     $    30         $    25        $    404        $    235
 Ratio of net investment income (loss) to average net assets .....        4.16 %         10.25 %         60.96 %         21.93 %




                                                                         WRL             WRL             WRL
                                                                         LKCM            VKAM           ALGER            WRL
                                                                      STRATEGIC        EMERGING       AGGRESSIVE        AEGON
                                                                     TOTAL RETURN       GROWTH          GROWTH        BALANCED
                                                                    SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)
Accumulation unit value, beginning of period .....................    $  10.00        $  10.00        $  10.00        $ 10.00
 Income from operations:
  Net investment income (loss) ...................................        0.55            3.26            2.28           0.12
  Net realized and unrealized gain (loss) on investment ..........        0.17            4.64            3.08          (0.19)
                                                                      --------        --------        --------        -------
   Net income (loss) from operations .............................        0.72            7.90            5.36          (0.07)
                                                                      --------        --------        --------        -------
Accumulation unit value, end of period ...........................    $  10.72        $  17.90        $  15.36        $  9.93
                                                                      ========        ========        ========        =======
Total return .....................................................        7.20 %         79.01 %         53.58 %        (0.67)%
Ratios and supplemental data:
 Net assets at end of period (in thousands) ......................    $     30        $    136        $    235        $    29
 Ratio of net investment income (loss) to average net assets .....       10.69 %         49.12 %         36.41 %         2.32 %


See Notes to the Financial Statements, which is an integral part of this report.

AUSA SERIES LIFE ACCOUNT

FINANCIAL HIGHLIGHTS
FOR THE YEAR ENDED DECEMBER 31, 1999



                                                                        WRL
                                                                     FEDERATED           WRL              WRL             WRL
                                                                      GROWTH &          DEAN            C.A.S.E.          NWQ
                                                                       INCOME     ASSET ALLOCATION       GROWTH      VALUE EQUITY
                                                                   SUBACCOUNT(1)    SUBACCOUNT(1)    SUBACCOUNT(1)   SUBACCOUNT(1)
Accumulation unit value, beginning of period ....................     $ 10.00         $ 10.00          $  10.00        $ 10.00
 Income from operations:
  Net investment income (loss) ..................................        0.39            0.23              0.67           0.14
  Net realized and unrealized gain (loss) on investment .........       (1.08)          (0.80)             0.29          (0.80)
                                                                      -------         -------          --------        -------
   Net income (loss) from operations ............................       (0.69)          (0.57)             0.96          (0.66)
                                                                      -------         -------          --------        -------
Accumulation unit value, end of period ..........................     $  9.31         $  9.43          $  10.96        $  9.34
                                                                      =======         =======          ========        =======
Total return ....................................................       (6.88)%         (5.66)%            9.63 %        (6.59)%
Ratios and supplemental data:
 Net assets at end of period (in thousands) .....................     $    23         $    25          $     35        $    23
 Ratio of net investment income (loss) to average net assets ....        7.92 %          4.75 %           13.01 %         2.97 %




                                                                         WRL
                                                                     GE/SCOTTISH                         WRL             WRL
                                                                      EQUITABLE          WRL            THIRD        J.P. MORGAN
                                                                    INTERNATIONAL         GE            AVENUE       REAL ESTATE
                                                                        EQUITY       U.S. EQUITY        VALUE        SECURITIES
                                                                    SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)
Accumulation unit value, beginning of period .....................    $  10.00        $  10.00        $  10.00        $ 10.00
 Income from operations:
  Net investment income (loss) ...................................        0.56            0.64            0.07          (0.04)
  Net realized and unrealized gain (loss) on investment ..........        1.76            0.15            1.27          (0.80)
                                                                      --------        --------        --------        -------
   Net income (loss) from operations .............................        2.32            0.79            1.34          (0.84)
                                                                      --------        --------        --------        -------
Accumulation unit value, end of period ...........................    $  12.32        $  10.79        $  11.34        $  9.16
                                                                      ========        ========        ========        =======
Total return .....................................................       23.22 %          7.89 %         13.39 %        (8.39)%
Ratios and supplemental data:
 Net assets at end of period (in thousands) ......................    $     33        $     30        $     29        $    26
 Ratio of net investment income (loss) to average net assets .....       10.46 %         12.34 %          1.42 %        (0.81)%


See Notes to the Financial Statements, which is an integral part of this report.

AUSA SERIES LIFE ACCOUNT

FINANCIAL HIGHLIGHTS
FOR THE YEAR ENDED DECEMBER 31, 1999



                                                                                                          WRL
                                                                         WRL              WRL        T. ROWE PRICE        WRL
                                                                    GOLDMAN SACHS    GOLDMAN SACHS      DIVIDEND     T. ROWE PRICE
                                                                        GROWTH         SMALL CAP         GROWTH        SMALL CAP
                                                                    SUBACCOUNT(1)    SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)
Accumulation unit value, beginning of period .....................     $ 10.00         $  10.00         $ 10.00        $  10.00
 Income from operations:
  Net investment income (loss) ...................................       (0.04)            0.49           (0.04)           0.46
  Net realized and unrealized gain (loss) on investment ..........        1.98             0.86           (0.54)           2.43
                                                                       -------         --------         -------        --------
   Net income (loss) from operations .............................        1.94             1.35           (0.58)           2.89
                                                                       -------         --------         -------        --------
Accumulation unit value, end of period ...........................     $ 11.94         $  11.35         $  9.42        $  12.89
                                                                       =======         ========         =======        ========
Total return .....................................................       19.40 %          13.51 %         (5.81)%         28.89 %
Ratios and supplemental data:
 Net assets at end of period (in thousands) ......................     $    36         $     31         $    30        $     46
 Ratio of net investment income (loss) to average net assets .....       (0.83)%           9.45 %         (0.82)%          8.35 %




                                                                        WRL                WRL               WRL
                                                                      SALOMON        PILGRIM BAXTER        DREYFUS
                                                                      ALL CAP      MID CAPITAL GROWTH      MID CAP
                                                                   SUBACCOUNT(1)      SUBACCOUNT(1)     SUBACCOUNT(1)
Accumulation unit value, beginning of period ....................     $ 10.00           $ 10.00            $ 10.00
 Income from operations:
  Net investment income (loss) ..................................        0.31             (0.01)             (0.04)
  Net realized and unrealized gain (loss) on investment .........        0.66              7.25               0.51
                                                                      -------           -------            -------
   Net income (loss) from operations ............................        0.97              7.24               0.47
                                                                      -------           -------            -------
Accumulation unit value, end of period ..........................     $ 10.97           $ 17.24            $ 10.47
                                                                      =======           =======            =======
Total return ....................................................        9.71 %           72.42 %             4.66 %
Ratios and supplemental data:
 Net assets at end of period (in thousands) .....................     $    31           $    46            $    34
 Ratio of net investment income (loss) to average net assets ....        5.98 %           (0.09)%            (0.82)%




See Notes to the Financial Statements, which is an integral part of this report.

AUSA SERIES LIFE ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS
AT DECEMBER 31, 1999


NOTE 1 -- ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The AUSA Series Life Account (the "Life Account"), was established as a variable life insurance separate account of AUSA Life Insurance Co., Inc. ("AUSA" or the "depositor") and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Life Account contains twenty-three investment options referred to as subaccounts. Each subaccount invests in the corresponding Portfolio of the WRL Series Fund, Inc. (collectively referred to as the "Fund" and individually as a "Portfolio"), a registered management investment company under the Investment Company Act of 1940, as amended.


The Fund has entered into annually renewable investment advisory agreements for each Portfolio with WRL Investment Management, Inc. ("WRL Management") as investment adviser. Costs incurred in connection with the advisory services rendered by WRL Management are paid by each Portfolio. WRL Management has entered into sub-advisory agreements with various management companies ("Sub-Advisers"), some of which are affiliates of AUSA. Each Sub-Adviser is compensated directly by WRL Management.


The inception date for all AUSA subaccounts was June 28, 1999. The Financial Statements reflect activity since this date. On inception date, AUSA made initial contributions to the Life Account of $25,000 for 2,500 units per subaccount totaling $575,000.


The Life Account holds assets to support the benefits under certain flexible premium variable universal life insurance policies (the "Policies") issued by AUSA. The Life Account's equity transactions are accounted for using the appropriate effective date at the corresponding accumulation unit value.


The following significant accounting policies, which are in conformity with accounting principles generally accepted in the United States, have been consistently applied in the preparation of the Life Account Financial Statements. The preparation of the Financial Statements required management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS AND SECURITIES TRANSACTIONS


Investments in the Fund's shares are valued at the closing net asset value ("NAV") per share of the underlying Portfolio as determined by the Fund. Investment transactions are accounted for on the trade date at the Portfolio NAV next determined after receipt of sale or redemption orders without sales charges. Dividend income and capital gains distributions are recorded on the ex-dividend date. The cost of investments sold is determined on a first-in, first-out basis.


B. FEDERAL INCOME TAXES


The operations of the Life Account are a part of and are taxed with the total operations of AUSA, which is taxed as a life insurance company under the Internal Revenue Code. Under the Internal Revenue Code law, the investment income of the Life Account, including realized and unrealized capital gains, is not taxable to AUSA. Accordingly, no provision for Federal income taxes has been made.


NOTE 2 -- CHARGES AND DEDUCTIONS


Charges are assessed by AUSA in connection with the issuance and administration of the Policies.


A. POLICY CHARGES


Under some forms of the Policies, a sales charge and premium taxes are deducted by AUSA prior to allocation of Policy Owner payments to the subaccounts. Contingent surrender charges may also apply.


Under all forms of the Policy, monthly charges against Policy cash values are made to compensate AUSA for costs of insurance provided.


B. LIFE ACCOUNT CHARGES


A daily charge equal to an annual rate of .90% of average daily net assets is assessed to compensate AUSA for assumption of mortality and expense risks for administrative services in connection with issuance and administration of the Policies. This charge (not assessed at the individual contract level) effectively reduces the value of a unit outstanding during the year.

AUSA SERIES LIFE ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 1999


NOTE 3 -- DIVIDEND DISTRIBUTIONS


Dividends are not declared by the Life Account, since the increase in the value of the underlying investment in the Fund is reflected daily in the accumulation unit value used to calculate the equity value within the Life Account. Consequently, a dividend distribution by the underlying Fund does not change either the accumulation unit value or equity values within the Life Account.


NOTE 4 -- SECURITIES TRANSACTIONS

Securities transactions for the period ended December 31, 1999 are as follows (in thousands):





                                      PURCHASES       PROCEEDS
                                         OF          FROM SALES
SUBACCOUNT                           SECURITIES     OF SECURITIES
---------------------------------   ------------   --------------
WRL J.P. Morgan Money Market            $  38           $  8
WRL AEGON Bond                             27              0
WRL Janus Growth                          410             42
WRL Janus Global                          217             39
WRL LKCM Strategic Total Return            29              0
WRL VKAM Emerging Growth                  143             41
WRL Alger Aggressive Growth               232             41
WRL AEGON Balanced                         29              0
WRL Federated Growth & Income              26              0
WRL Dean Asset Allocation                  27              0
WRL C.A.S.E. Growth                        35              0
WRL NWQ Value Equity                       25              0
WRL GE/Scottish Equitable
  International Equity                     28              0
WRL GE U.S. Equity                         30              0
WRL Third Avenue Value                     26              0
WRL J.P. Morgan Real Estate
  Securities                               35              7
WRL Goldman Sachs Growth                   39              8
WRL Goldman Sachs Small Cap                29              0
WRL T. Rowe Price Dividend
  Growth                                   38              7
WRL T. Rowe Price Small Cap                38              0
WRL Salomon All Cap                        37              8
WRL Pilgrim Baxter Mid Cap
  Growth                                   37              9
WRL Dreyfus Mid Cap                        40              8



NOTE 5 -- FINANCIAL HIGHLIGHTS


Per unit information has been computed using average units outstanding throughout each period. Total return is not annualized for periods of less than one year. The ratio of net investment income (loss) to average net assets is annualized for periods of less than one year.

                        REPORT OF INDEPENDENT AUDITORS

The Board of Directors
AUSA Life Insurance Company, Inc.


     We have audited the accompanying statutory-basis balance sheets of AUSA Life Insurance Company, Inc., an indirect wholly-owned subsidiary of AEGON N.V., as of December 31, 1999 and 1998 and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the "Separate Account Assets" and "Separate Account Liabilities" in the statutory-basis balance sheets of the Company. The Separate Account financial statements were audited by other auditors whose reports have been furnished to us, and our opinion, insofar as it relates to the data included for the Separate Accounts, is based solely upon the reports of the other auditors.


     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the reports of other auditors provide a reasonable basis for our opinion.


     As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Department of Insurance of the State of New York, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.


     In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of AUSA Life Insurance Company, Inc. at December 31, 1999 and 1998, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1999.


     However, in our opinion, based on our audits and the reports of other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of AUSA Life Insurance Company, Inc. at December 31, 1999 and 1998, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 1999, in conformity with accounting practices prescribed or permitted by the Department of Insurance of the State of New York.


                                                                  ERNST & YOUNG


Des Moines, Iowa
February 18, 2000

                       AUSA LIFE INSURANCE COMPANY, INC.

                       BALANCE SHEETS -- STATUTORY BASIS
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)





                                                                      DECEMBER 31
                                                            -------------------------------
                                                                 1999             1998
                                                            --------------   --------------
ADMITTED ASSETS
Cash and invested assets:
 Bonds ..................................................   $ 3,864,509      $ 4,151,780
 Stocks:
  Preferred .............................................         6,789            2,582
  Common, at market (cost: $14 in 1999 and 1998).........             2                2
 Mortgage loans on real estate ..........................       449,603          413,107
 Real estate acquired in satisfaction of debt, at cost
   less accumulated depreciation ($1,239 in 1999 and
   $2,474 in 1998).......................................        16,865           33,986
 Policy loans ...........................................         3,276            3,181
 Cash and short-term investments ........................        81,390           61,065
 Other invested assets ..................................        62,759           30,795
 Short-term notes receivable from affiliates ............       136,300           10,400
                                                            -----------      -----------
Total cash and invested assets ..........................     4,621,493        4,706,898
Receivable from affiliates ..............................        17,851           14,731
Premiums deferred and uncollected .......................         6,572            6,408
Accrued investment income ...............................        58,103           64,859
Federal income taxes recoverable ........................            --              527
Other assets ............................................        14,901           12,567
Separate account assets .................................     6,881,195        6,517,152
                                                            -----------      -----------
Total admitted assets ...................................   $11,600,115      $11,323,142
                                                            ===========      ===========



SEE ACCOMPANYING NOTES.

                       AUSA LIFE INSURANCE COMPANY, INC.

                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)





                                                                      DECEMBER 31
                                                            -------------------------------
                                                                 1999             1998
                                                            --------------   --------------
LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
 Aggregate reserves for policies and contracts:
  Life ..................................................   $   138,147       $   109,132
  Annuity ...............................................       796,401           868,294
  Accident and health ...................................        16,432            16,416
 Policy and contract claim reserves:
  Life ..................................................         5,004             4,927
  Accident and health ...................................         8,190            10,302
 Other policyholders' funds .............................     3,145,632         3,267,417
 Remittances and items not allocated ....................        44,643            58,724
 Asset valuation reserve ................................        82,997            84,077
 Interest maintenance reserve ...........................        27,244            37,253
 Deferred interest on assets purchased ..................           733             5,230
 Payable under assumption reinsurance agreement .........        39,118            52,837
 Other liabilities ......................................        23,566             7,422
 Federal income taxes payable ...........................         4,507                --
 Separate account liabilities ...........................     6,874,006         6,497,865
                                                            -----------       -----------
Total liabilities .......................................    11,206,620        11,019,896
                                                            ===========       ===========
Commitments and contingencies (NOTE 10)
Capital and surplus:
 Common stock, $125 par value, 20,000 shares authorized,
   issued and outstanding ...............................         2,500             2,500
 Paid-in surplus ........................................       319,180           319,180
 Special surplus funds ..................................         2,017             1,827
 Unassigned surplus (deficit) ...........................        69,798           (20,261)
                                                            -----------       -----------
Total capital and surplus ...............................       393,495           303,246
                                                            -----------       -----------
Total liabilities and capital and surplus ...............   $11,600,115       $11,323,142
                                                            ===========       ===========



SEE ACCOMPANYING NOTES.

                       AUSA LIFE INSURANCE COMPANY, INC.

                  STATEMENTS OF OPERATIONS -- STATUTORY BASIS
                            (DOLLARS IN THOUSANDS)




                                                                                YEAR ENDED DECEMBER 31
                                                                     ---------------------------------------------
                                                                          1999            1998            1997
                                                                     -------------   -------------   -------------
Revenues:
 Premiums and other considerations, net of reinsurance:
  Life ...........................................................    $   48,276      $   22,664      $   71,899
  Annuity ........................................................     1,475,991       1,132,120       1,199,470
  Accident and health ............................................        29,748          32,869          39,999
 Net investment income ...........................................       325,049         345,660         341,540
 Amortization of interest maintenance reserve ....................         4,078           6,116           3,392
 Commissions and expense allowances on reinsurance ceded .........           424             302             374
 Separate account fee income .....................................        51,872          43,525              --
 Other income ....................................................         5,531              --          17,240
                                                                      ----------      ----------      ----------
                                                                       1,940,969       1,583,256       1,673,914
Benefits and expenses:
 Benefits paid or provided for:
  Life and accident and health benefits ..........................        32,871          32,464          39,045
  Surrender benefits .............................................     1,937,450       1,117,653       1,175,051
  Other benefits .................................................        21,747          20,886          14,316
 Increase (decrease) in aggregate reserves for policies and
   contracts:
  Life ...........................................................        29,016           5,762          52,500
  Annuity ........................................................       (71,893)        (42,781)         65,982
  Accident and health ............................................            16            (131)         (1,357)
  Other ..........................................................           778             (67)            580
 Increase (decrease) in liability for premium and other deposit
   type funds ....................................................      (122,644)         85,461          92,280
                                                                      ----------      ----------      ----------
                                                                       1,827,341       1,219,247       1,438,397
Insurance expenses:
 Commissions .....................................................        50,265          69,009          79,099
 General insurance expenses ......................................        58,034          95,169          92,613
 Taxes, licenses and fees ........................................         1,836           1,466           3,717
 Net transfers to (from) separate accounts .......................       (79,470)        174,435          42,490
 Other ...........................................................           (16)            978             181
                                                                      ----------      ----------      ----------
                                                                          30,649         341,057         218,100
                                                                      ----------      ----------      ----------
                                                                       1,857,990       1,560,304       1,656,497
                                                                      ----------      ----------      ----------
Gain from operations before federal income tax expense and
 net realized capital gains on investments .......................        82,979          22,952          17,417
Federal income tax expense .......................................         7,976           4,021           5,247
                                                                      ----------      ----------      ----------
Gain from operations before net realized capital gains on
 investments .....................................................        75,003          18,931          12,170
Net realized capital gains on investments (net of related federal income taxes and amounts transferred to interest maintenance
 reserve) ........................................................        11,471           3,770             831
                                                                      ----------      ----------      ----------
Net income .......................................................    $   86,474      $   22,701      $   13,001
                                                                      ==========      ==========      ==========



SEE ACCOMPANYING NOTES.

                       AUSA LIFE INSURANCE COMPANY, INC.

                     STATEMENTS OF CHANGES IN CAPITAL AND
                          SURPLUS -- STATUTORY BASIS
                            (DOLLARS IN THOUSANDS)





                                                                         SPECIAL     UNASSIGNED        TOTAL
                                                COMMON      PAID-IN      SURPLUS       SURPLUS      CAPITAL AND
                                                 STOCK      SURPLUS       FUNDS       (DEFICIT)       SURPLUS
                                               --------   -----------   ---------   ------------   ------------
Balance at January 1, 1997 .................    $2,500     $319,180      $1,473      $  (4,246)     $ 318,907
 Net income ................................        --           --         134         12,867         13,001
 Change in net unrealized capital gains
   (losses) ................................        --           --          --         (2,710)        (2,710)
 Change in non-admitted assets .............        --           --          --         (8,483)        (8,483)
 Change in liability for reinsurance in
   unauthorized companies ..................        --           --          --             29             29
 Change in asset valuation reserve .........        --           --          --        (20,446)       (20,446)
 Net change in separate account surplus.....        --           --          --            (49)           (49)
 Prior year federal income tax
   adjustment ..............................        --           --          --             59             59
                                                ------     --------      ------      ---------      ---------
Balance at December 31, 1997 ...............     2,500      319,180       1,607        (22,979)       300,308
 Net income ................................        --           --         220         22,481         22,701
 Change in net unrealized capital gains
   (losses) ................................        --           --          --          4,439          4,439
 Change in non-admitted assets .............        --           --          --           (291)          (291)
 Change in liability for reinsurance in
   unauthorized companies ..................        --           --          --             18             18
 Change in asset valuation reserve .........        --           --          --        (16,753)       (16,753)
 Net change in separate account
   surplus .................................        --           --          --            824            824
 Dividend to stockholder ...................        --           --          --         (8,000)        (8,000)
                                                ------     --------      ------      ---------      ---------
Balance at December 31, 1998 ...............     2,500      319,180       1,827        (20,261)       303,246
 Net income ................................        --           --         190         86,284         86,474
 Change in net unrealized capital gains
   (losses) ................................        --           --          --         (2,666)        (2,666)
 Change in non-admitted assets .............        --           --          --          8,957          8,957
 Change in liability for reinsurance in
   unauthorized companies ..................        --           --          --           (394)          (394)
 Change in asset valuation reserve .........        --           --          --          1,080          1,080
 Net change in separate account
   surplus .................................        --           --          --         (3,202)        (3,202)
                                                ------     --------      ------      ---------      ---------
Balance at December 31, 1999 ...............    $2,500     $319,180      $2,017      $  69,798      $ 393,495
                                                ======     ========      ======      =========      =========



SEE ACCOMPANYING NOTES.

                       AUSA LIFE INSURANCE COMPANY, INC.

                  STATEMENTS OF CASH FLOW -- STATUTORY BASIS
                            (DOLLARS IN THOUSANDS)




                                                                                 YEAR ENDED DECEMBER 31
                                                                   ---------------------------------------------------
                                                                         1999              1998              1997
                                                                   ---------------   ---------------   ---------------
OPERATING ACTIVITIES
Premiums and other considerations, net of reinsurance ..........    $  1,569,443      $  1,191,035      $  1,340,757
Net investment income ..........................................         343,327           353,054           340,150
Life and accident and health claims ............................         (34,919)          (33,979)          (40,151)
Surrender benefits and other fund withdrawals ..................      (1,937,450)       (1,117,653)       (1,175,051)
Other benefits to policyholders ................................         (21,733)          (20,876)          (14,290)
Commissions, other expenses and other taxes ....................        (125,507)         (169,784)         (184,457)
Net transfers (to) from separate account .......................         131,083          (130,976)          (43,309)
Federal income taxes paid ......................................          (2,942)           (5,558)           (4,704)
Other, net .....................................................         (26,319)           (3,806)           (3,744)
                                                                    ------------      ------------      ------------
Net cash provided by (used in) operating activities ............        (105,017)           61,457           215,201
INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid:
 Bonds and preferred stocks ....................................       1,843,152         1,381,784           968,184
 Common stocks .................................................          55,050               164                --
 Mortgage loans on real estate .................................         144,620           138,723           179,810
 Real estate ...................................................          46,449            22,067            25,104
 Policy loans ..................................................              --                --                16
 Other .........................................................           3,847               (21)               --
                                                                    ------------      ------------      ------------
                                                                       2,093,118         1,542,717         1,173,114
Cost of investments acquired:
 Bonds and preferred stocks ....................................      (1,588,268)       (1,554,838)       (1,260,122)
 Common stocks .................................................         (55,050)               --              (103)
 Mortgage loans on real estate .................................        (178,473)          (51,862)          (60,722)
 Real estate ...................................................         (27,721)             (561)               --
 Policy loans ..................................................             (95)             (135)             (146)
 Other .........................................................           7,731             5,756           (17,805)
                                                                    ------------      ------------      ------------
                                                                      (1,841,876)       (1,601,640)       (1,338,898)
                                                                    ------------      ------------      ------------
Net cash provided by (used in) investing activities ............         251,242           (58,923)         (165,784)
FINANCING ACTIVITIES
Issuance of intercompany notes, net ............................        (125,900)           (1,600)           (9,400)
Dividends to stockholders ......................................              --            (8,000)               --
                                                                    ------------      ------------      ------------
Net cash used in financing activities ..........................        (125,900)           (9,600)           (9,400)
                                                                    ------------      ------------      ------------
Increase (decrease) in cash and short-term investments .........          20,325            (7,066)           40,017
Cash and short-term investments at beginning of year ...........          61,065            68,131            28,114
                                                                    ------------      ------------      ------------
Cash and short-term investments at end of year .................    $     81,390      $     61,065      $     68,131
                                                                    ============      ============      ============



SEE ACCOMPANYING NOTES.

                       AUSA LIFE INSURANCE COMPANY, INC.

                NOTES TO FINANCIAL STATEMENTS--STATUTORY BASIS
                             (DOLLARS IN THOUSANDS)


                               December 31, 1999


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


ORGANIZATION


     AUSA Life Insurance Company, Inc. ("the Company") is a stock life insurance company and is 82 percent owned by First AUSA Life Insurance Company ("First AUSA"), a wholly-owned subsidiary of AEGON USA, Inc. ("AEGON"), and 18 percent owned by Veterans Life Insurance Company, an indirect wholly-owned subsidiary of AEGON. AEGON is a wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands. Effective September 24, 1993, First AUSA purchased from The Dreyfus Corporation ("Dreyfus"), its entire interest in Dreyfus Life Insurance Company and subsequently changed the name to AUSA Life Insurance Company, Inc. On December 31, 1993, the Company entered into an assumption reinsurance agreement with Mutual of New York ("MONY") to transfer certain group pension business of MONY to the Company.


     On October 1, 1998, the Company completed a merger with First Providian Life and Health Insurance Company ("FPLH"), an indirect wholly-owned subsidiary of Commonwealth General Corporation which, in turn, is an indirect wholly-owned subsidiary of AEGON, whereby FPLH was merged directly into the Company. The accompanying financial statements give retroactive effect as if the merger had occurred on January 1, 1997 in conformity with the practices of the National Association of Insurance Commissioners (NAIC) and accounting practices prescribed or permitted by the Department of Insurance of the State of New York. This merger was accounted for as a statutory merger, which is similar to the pooling of interests method of accounting and, accordingly, the historical book values carried over from the separate companies to the Company.


NATURE OF BUSINESS


     The Company primarily sells group fixed and variable annuities and group life coverages. The Company is licensed in 49 states and the District of Columbia and is in the process of becoming licensed in New Jersey. Sales of the Company's products are primarily through brokers.


BASIS OF PRESENTATION


     The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                       AUSA LIFE INSURANCE COMPANY, INC.

                             (DOLLARS IN THOUSANDS)



1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

     Significant estimates and assumptions are utilized in the calculation of aggregate policy reserves, policy and contract reserves, guarantee fund assessment accruals and valuation allowances on investments. It is reasonably possible that actual experience could differ from the estimates and assumptions utilized which could have a material impact on the financial statements.

     The accompanying financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Department of Insurance of the State of New York ("Insurance Department"), which practices differ in some respects from generally accepted accounting principles. The more significant of these differences are as follows: (a) bonds are generally reported at amortized cost rather than segregating the portfolio into held-to-maturity (reported at amortized cost), available-for-sale (reported at fair value), and trading (reported at fair value) classifications; (b) acquisition costs of acquiring new business are charged to current operations as incurred rather than deferred and amortized over the life of the policies; (c) certain separate accounts provide policyholders with a guaranteed return; these separate accounts are included in the general account assets and liabilities for GAAP purposes due to the nature of the guaranteed return, (d) policy reserves on traditional life products are based on statutory mortality rates and interest which may differ from reserves based on reasonable assumptions of expected mortality, interest, and withdrawals which include a provision for possible unfavorable deviation from such assumptions; (e) policy reserves on certain investment products use discounting methodologies utilizing statutory interest rates rather than full account values; (f) reinsurance amounts are netted against the corresponding asset or liability rather than shown as gross amounts on the balance sheet; (g) deferred income taxes are not provided for the difference between the financial statement and income tax bases of assets and liabilities; (h) net realized gains or losses attributed to changes in the level of interest rates in the market are deferred and amortized over the remaining life of the bond or mortgage loan, rather than recognized as gains or losses in the statement of operations when the sale is completed; (i) declines in the estimated realizable value of investments are provided for through the establishment of a formula-determined statutory investment reserve (reported as a liability), changes to which are charged directly to surplus, rather than through recognition in the statement of operations for declines in value, when such declines are judged to be other than temporary; (j) certain assets designated as "non-admitted assets" have been charged to surplus rather than being reported as assets; (k) revenues for universal life and investment products consist of premiums received rather than policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed; (l) pension expense is recorded as amounts are paid; (m) stock options settled in cash are recorded as an expense of the Company's indirect parent rather than charged to current operations; (n) adjustments to federal income taxes

                       AUSA LIFE INSURANCE COMPANY, INC.

                             (DOLLARS IN THOUSANDS)



1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

of prior years are charged or credited directly to unassigned surplus, rather than reported as a component of expense in the statement of operations; and (o) gains or losses on dispositions of business are charged or credited directly to unassigned surplus rather than being reported in the statement of operations. The effects of these variances have not been determined by the Company, but are presumed to be material.


     In 1998, the NAIC adopted codified statutory accounting principles ("Codification"), effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the State of New York must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Insurance Department. At this time, it is unclear whether the State of New York will adopt Codification. However, based on current guidance, management believes that the impact of Codification will not be material to the Company's statutory-basis financial statements.


CASH AND SHORT-TERM INVESTMENTS


     For purposes of the statements of cash flow, the Company considers all highly liquid investments with remaining maturity of one year or less when purchased to be short-term investments.


INVESTMENTS


     Investments in bonds (except those to which the Securities Valuation Office of the NAIC has ascribed a value), mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Amortized costs for bonds and mortgage loans on real estate that were acquired through the reinsurance agreement described earlier were initially recorded at market value, consistent with the aforementioned agreement and as prescribed by the Department of Insurance of the State of New York. Amortization is computed using methods which result in a level yield over the expected life of the security. The Company reviews its prepayment assumptions on mortgage and other asset-backed securities at regular intervals and adjusts amortization rates retrospectively when such assumptions are changed due to experience and/or expected future patterns. Investments in preferred stocks in good standing are reported at cost. Investments in preferred stocks not in good standing are reported at the lower of cost or market. Common stocks are carried at

                       AUSA LIFE INSURANCE COMPANY, INC.

                             (DOLLARS IN THOUSANDS)



1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

market. Real estate is reported at cost less allowances for depreciation. Depreciation is computed principally by the straight-line method. Policy loans are reported at unpaid principal. Other invested assets consist principally of investments in various joint ventures and are recorded at equity in underlying net assets. Other "admitted assets" are valued, principally at cost, as required or permitted by New York Insurance Laws.


     Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The Asset Valuation Reserve (AVR) is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses. Under a formula prescribed by the NAIC, the Company defers, in the Interest Maintenance Reserve (IMR), the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.


     Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. During 1999, 1998 and 1997, the Company excluded investment income due and accrued of $261, $216 and $473, respectively, with respect to such practices.


     The Company uses interest rate swaps as part of its overall interest rate risk management strategy for certain life insurance and annuity products. The net interest effect of such swap transactions is reported as an adjustment of interest income from the hedged items as incurred.


     Deferred income for unrealized gains and losses on the securities valued at market at the time of the assumption reinsurance agreement (described in Note 4) are returned to MONY at the time of realization pursuant to the agreement.


AGGREGATE POLICY RESERVES


     Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

                       AUSA LIFE INSURANCE COMPANY, INC.

                             (DOLLARS IN THOUSANDS)



1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)
     The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958 and 1980 Commissioners' Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from
2.50 to 6.50 percent and are computed principally on the Net Level Premium Valuation and the Commissioners' Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioners' Reserve Valuation Method.


     Deferred annuity reserves are calculated according to the Commissioners' Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 3.00 to 8.50 percent and mortality rates, where appropriate, from a variety of tables.


     Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required midterminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.


POLICY AND CONTRACT CLAIM RESERVES


     Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.


SEPARATE ACCOUNTS


     Assets held in trust for purchases of separate account contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. Income and gains and losses with respect to these assets accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements.


     Certain separate account assets and liabilities reported in the accompanying financial statements contain contractual guarantees. Guaranteed separate accounts represent funds invested by the Company for the benefit of individual contract holders who are guaranteed certain returns as specified in the contracts. Separate account asset performance different than guaranteed requirements is either transferred to or received

                       AUSA LIFE INSURANCE COMPANY, INC.

                             (DOLLARS IN THOUSANDS)



1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

from the general account and reported in the statements of operations. Guaranteed separate account assets and liabilities are reported at estimated fair value except for certain government and fixed-rate separate accounts, which are carried at amortized cost. The assets and liabilities of the nonguaranteed separate accounts are carried at estimated fair value.


STOCK OPTION PLAN


     AEGON N.V. sponsors a stock option plan for eligible employees of the Company. Under this plan, certain employees have indicated a preference to immediately sell shares received as a result of their exercise of the stock options; in these situations, AEGON N.V. has settled such options in cash rather than issuing stock to these employees. These cash settlements are paid by the Company, and AEGON N.V. subsequently reimburses the Company for such payments. Under statutory accounting principles, the Company does not record any expense related to this plan, as the expense is recognized by AEGON N.V. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates.


RECLASSIFICATIONS


     Certain reclassifications have been made to the 1999 financial statements to conform to the 1998 and 1997 presentation.


2. FAIR VALUES OF FINANCIAL INSTRUMENTS


     Statement of Financial Accounting Standards (SFAS) No. 107, DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS, requires disclosure of fair value information about financial instruments, whether or not recognized in the statutory-basis balance sheet, for which it is practicable to estimate that value. SFAS No. 119, DISCLOSURES ABOUT DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS, requires additional disclosures about derivatives. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparisons to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. SFAS No. 107 and No. 119 exclude certain financial instruments and all

                       AUSA LIFE INSURANCE COMPANY, INC.

                             (DOLLARS IN THOUSANDS)


2. FAIR VALUES OF FINANCIAL INSTRUMENTS--(CONTINUED) nonfinancial instruments from their disclosure requirements and allow companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.


     The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:


     CASH AND SHORT-TERM INVESTMENTS: The carrying amounts reported in the statutory-basis balance sheet for these instruments approximate their fair values.


     INVESTMENT SECURITIES: Fair values for fixed maturity securities (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities are based on quoted market prices.


     MORTGAGE LOANS AND POLICY LOANS: The fair values for mortgage loans are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans is assumed to equal its carrying amount.


     SHORT-TERM NOTES RECEIVABLE FROM AFFILIATES: The fair values for short-term notes receivable from affiliates are assumed to equal their carrying value.


     INVESTMENT CONTRACTS: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.


     INTEREST RATE SWAPS: Estimated fair value of interest rate swaps are based upon the pricing differential for similar swap agreements.


     Fair values for the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

                       AUSA LIFE INSURANCE COMPANY, INC.

                             (DOLLARS IN THOUSANDS)


2. FAIR VALUES OF FINANCIAL INSTRUMENTS--(CONTINUED)
     The following sets forth a comparison of the fair values and carrying amounts of the Company's financial instruments subject to the provisions of SFAS No. 107 and No. 119:


                                                                   DECEMBER 31
                                            ---------------------------------------------------------
                                                       1999                          1998
                                            ---------------------------   ---------------------------
                                              CARRYING                      CARRYING
                                               AMOUNT       FAIR VALUE       AMOUNT       FAIR VALUE
                                            ------------   ------------   ------------   ------------
     ADMITTED ASSETS
     Cash and short-term
      investments .......................   $  81,390      $  81,390      $  61,065      $  61,065
     Bonds ..............................   3,864,509      3,767,465      4,151,780      4,246,901
     Preferred stock ....................       6,789          6,579          2,582          2,529
     Common stock .......................           2              2              2              2
     Mortgage loans on real
      estate ............................     449,603        439,799        413,107        429,716
     Interest rate swap .................          --           (174)            --             --
     Policy loans .......................       3,276          3,276          3,181          3,181
     Short-term notes receivable
      from affiliates ...................     136,000        136,300         10,400         10,400
     Separate account assets ............   6,881,195      6,866,675      6,517,152      6,527,180
     LIABILITIES
     Investment contract
      liabilities .......................   3,940,657      3,841,080      4,134,507      4,057,004
     Separate account annuities .........   6,798,987      6,753,227      6,408,436      6,387,445

                       AUSA LIFE INSURANCE COMPANY, INC.

                             (DOLLARS IN THOUSANDS)

3. INVESTMENTS


     The carrying amounts and estimated fair values of investments in debt securities were as follows:




                                                                  GROSS          GROSS        ESTIMATED
                                                 CARRYING      UNREALIZED     UNREALIZED        FAIR
                                                  AMOUNT          GAINS         LOSSES          VALUE
                                               ------------   ------------   ------------   ------------
     DECEMBER 31, 1999
     Bonds:
      United States Government and
       agencies ............................   $   59,439       $     85       $  2,589     $   56,935
      State, municipal and other
       government ..........................       74,897            454          1,410         73,941
      Public utilities .....................      281,024            693          9,538        272,179
      Industrial and miscellaneous .........    2,190,297         10,886         69,634      2,131,549
      Mortgage-backed and asset-
       backed securities ...................    1,258,852          4,816         30,807      1,232,861
                                               ----------       --------       --------     ----------
                                                3,864,509         16,934        113,978      3,767,465
     Preferred stocks ......................        6,789              8            218          6,579
                                               ----------       --------       --------     ----------
                                               $3,871,298       $ 16,942       $114,196     $3,774,044
                                               ==========       ========       ========     ==========
     DECEMBER 31, 1998
     Bonds:
      United States Government and
       agencies ............................   $   99,834       $  1,776       $    285     $  101,325
      State, municipal and other
       government ..........................       38,387          1,427          1,625         38,189
      Public utilities .....................      355,719         10,239            825        365,133
      Industrial and miscellaneous .........    2,398,132         88,051         25,538      2,460,645
      Mortgage-backed and asset-
       backed securities ...................    1,259,708         27,387          5,486      1,281,609
                                               ----------       --------       --------     ----------
                                                4,151,780        128,880         33,759      4,246,901
     Preferred stocks ......................        2,582             --             53          2,529
                                               ----------       --------       --------     ----------
                                               $4,154,362       $128,880       $ 33,812     $4,249,430
                                               ==========       ========       ========     ==========

                       AUSA LIFE INSURANCE COMPANY, INC.

                             (DOLLARS IN THOUSANDS)


3. INVESTMENTS--(CONTINUED)
     The carrying amounts and estimated fair values of bonds at December 31, 1999, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                               CARRYING       ESTIMATED
                                                                AMOUNT        FAIR VALUE
     Due in one year or less .............................   $  182,460      $  182,521
     Due after one year through five years ...............    1,643,466       1,601,064
     Due after five years through ten years ..............      592,008         574,987
     Due after ten years .................................      187,723         176,032
                                                             ----------      ----------
                                                              2,605,657       2,534,604
     Mortgage-backed and asset-backed securities .........    1,258,852       1,232,861
                                                             ----------      ----------
                                                             $3,864,509      $3,767,465
                                                             ==========      ==========

     A detail of net investment income is presented below:



                                                         YEAR ENDED DECEMBER 31
                                                 ---------------------------------------
                                                     1999          1998          1997
                                                 -----------   -----------   -----------
     Interest on bonds and notes .............    $290,534      $290,967      $285,730
     Mortgage loans ..........................      34,863        46,027        57,659
     Real estate .............................       7,176        12,741        13,976
     Dividends on equity investments .........          --           254           223
     Interest on policy loans ................          49           317           168
     Derivative instruments ..................      (2,600)       (3,265)          100
     Other investment income .................       9,139         9,568         1,543
                                                  --------      --------      --------
     Gross investment income .................     339,161       356,609       359,399
     Less investment expenses ................      14,112        10,949        17,859
                                                  --------      --------      --------
     Net investment income ...................    $325,049      $345,660      $341,540
                                                  ========      ========      ========

     Proceeds from sales and maturities of debt securities and related gross realized gains and losses were as follows:


                                                       YEAR ENDED DECEMBER 31
                                             -------------------------------------------
                                                  1999            1998           1997
                                             -------------   -------------   -----------
     Proceeds ............................    $1,843,152      $1,381,784      $ 968,184
                                              ==========      ==========      =========
     Gross realized gains ................    $   11,207      $   19,871      $  19,165
     Gross realized losses ...............       (22,545)         (5,974)       (11,997)
                                              ----------      ----------      ---------
     Net realized gains (losses) .........    $  (11,338)     $   13,897      $   7,168
                                              ==========      ==========      =========

                       AUSA LIFE INSURANCE COMPANY, INC.

                             (DOLLARS IN THOUSANDS)


3. INVESTMENTS--(CONTINUED)

     At December 31, 1999, investments with an aggregate carrying amount of $2,853 were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.


     Realized investment gains (losses) for investments are summarized below:




                                                                                  REALIZED
                                                                 -------------------------------------------
                                                                           YEAR ENDED DECEMBER 31
                                                                 -------------------------------------------
                                                                      1999           1998           1997
                                                                 -------------   ------------   ------------
     Debt securities .........................................     $ (11,338)     $  13,897      $   7,168
     Common stock ............................................            --             60             --
     Preferred stock .........................................            --            170             (7)
     Short-term investments ..................................           373            (41)            (6)
     Mortgage loans on real estate ...........................         1,161            325            287
     Real estate .............................................         2,463          3,967          4,059
     Other invested assets ...................................         9,407          2,859          5,035
                                                                   ---------      ---------      ---------
                                                                       2,066         21,237         16,536
     Federal income tax effect ...............................         3,474             20           (747)
     Transfer (to) from interest maintenance reserve .........         5,931        (17,487)       (14,958)
                                                                   ---------      ---------      ---------
     Total realized gains ....................................     $  11,471      $   3,770      $     831
                                                                   =========      =========      =========



     During 1999, the Company issued mortgage loans with interest rates ranging from 6.77% to 8.49%. The maximum percentage of any one loan to the value of the underlying real estate at origination was 95%. No mortgage loans were non-income producing for the previous twelve months and, accordingly, no accrued interest related to these mortgage loans was excluded from investment income. The Company requires all mortgage loans to carry fire insurance equal to the value of the underlying property.

                       AUSA LIFE INSURANCE COMPANY, INC.

                             (DOLLARS IN THOUSANDS)


3. INVESTMENTS--(CONTINUED)
     During 1999, 1998 and 1997, there were $17,959, $2,796 and $4,427, respectively, in foreclosed mortgage loans that were transferred to real estate. At December 31, 1999 and 1998, the Company held a mortgage loan loss reserve in the asset valuation reserve of $36,273 and $34,083, respectively. The mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:


         GEOGRAPHIC DISTRIBUTION              PROPERTY TYPE DISTRIBUTION
-----------------------------------------   -------------------------------
                            DECEMBER 31                       DECEMBER 31
                          ---------------                    --------------
                           1999     1998                      1999     1998
                          ------   ------                    ------   -----
  South Atlantic            26%      22%    Office             37%      37%
  E. North Central          15       20     Retail             23       24
  Mountain                  14       20     Industrial         20       29
  Mid-Atlantic              13        9     Apartment           6        4
  W. South Central          12        9     Agricultural        8        2
  Pacific                   10        8     Other               6        4
  New England                4        7
  W. North Central           4        3
  E. South Central           2        2

     At December 31, 1999, the Company had no investments, excluding U. S. Government guaranteed or insured issues, which individually represented more than ten percent of capital and surplus and the asset valuation reserve.


     The Company utilizes interest rate swap agreements as part of its efforts to hedge and manage fluctuations in the market value of its investment portfolio attributable to changes in general interest rate levels and to manage duration mismatch of assets and liabilities. The contract or notional amounts of those instruments reflect the extent of involvement in the various types of financial instruments.


     The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform according to the terms of the contract. That exposure includes settlement risk (i.e., the risk that the counterparty defaults after the Company has delivered funds or securities under terms of the contract) that would result in an accounting loss and replacement cost risk (i.e., the cost to replace the contract at current market rates should the counterparty default prior to settlement date). Credit loss exposure resulting from nonperformance by a counterparty for commitments to extend credit is represented by the contractual amounts of the instruments.

                       AUSA LIFE INSURANCE COMPANY, INC.

                             (DOLLARS IN THOUSANDS)


3. INVESTMENTS--(CONTINUED)
     At December 31, 1999 and 1998, the Company's outstanding financial instruments with on and off-balance sheet risks, shown in notional amounts, are summarized as follows:


                                                     NOTIONAL AMOUNT
                                                 ------------------------
                                                     1999         1998
                                                 -----------   ----------
     Derivative securities:
      Interest rate swaps:
       Receive fixed -- pay floating .........    $103,700      $74,588
       Receive floating-- pay fixed ..........      10,000           --

4. REINSURANCE


     The Company reinsures portions of risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.


     Premiums earned reflect the following reinsurance assumed and ceded amounts for the year ended December 31:


                                            1999            1998            1997
                                       -------------   -------------   -------------
      Direct premiums ..............    $1,548,392      $1,183,777      $1,309,731
      Reinsurance assumed ..........         8,301           6,415           6,905
      Reinsurance ceded ............        (2,678)         (2,539)         (5,268)
                                        ----------      ----------      ----------
      Net premiums earned ..........    $1,554,015      $1,187,653      $1,311,368
                                        ==========      ==========      ==========

     The Company received reinsurance recoveries in the amounts of $2,983, $2,493 and $1,992 during 1999, 1998 and 1997, respectively.


     The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 1999 and 1998 of $118,070 and $143,819, respectively.


     On December 31, 1993, the Company and MONY entered into an assumption reinsurance agreement whereby all of the general account liabilities were novated to the Company from MONY as state approvals were received. In accordance with the agreement, MONY will receive payments relating to the performance of the assets and liabilities that existed at the date of closing for a period of nine years. These payments will be reduced for certain administrative expenses as defined in the agreement. The Company will recognize operating gains and losses on renewal premiums received after

                       AUSA LIFE INSURANCE COMPANY, INC.

                             (DOLLARS IN THOUSANDS)


4. REINSURANCE--(CONTINUED)

December 31, 1993 of the business in-force at December 31, 1993, and on all new business written after that date. At the end of nine years from the date of closing, the Company will purchase from MONY the remaining transferred business inforce based upon a formula described in the agreement. At December 31, 1999 and 1998, the Company owed MONY $39,118 and $52,837, respectively, which represents the amount earned by MONY under the gain sharing calculation and certain fees for investment management services for the respective years. In connection with the transaction, MONY purchased $150,000 and $50,000 in Series A and Series B notes, respectively, of AEGON. The proceeds were used to enhance the surplus of the Company. Both the Series A and Series B notes bear a market rate of interest and mature in nine years from the date of closing.


     AEGON provides general and administrative services for the transferred business under a related agreement with MONY. The agreement specifies prescribed rates for expenses to administer the business up to certain levels. In addition, AEGON also provides investment management services on the assets underlying the new business written by the Company while MONY continues to provide investment management services for assets supporting the remaining policy liabilities which were transferred at December 31, 1993.


5. INCOME TAXES


     For federal income tax purposes, the Company joins in a consolidated income tax return filing with certain affiliated companies. Under the terms of a tax-sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies' alternative minimum taxable income.


     Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to gain from operations before federal income tax expense and net realized capital gains (losses) on investments primarily due to differences in the statutory and tax treatment of certain investments, deferred policy acquisition costs, stock options exercised, dividends received deduction, carryforward (utilization) of net operating loss, IMR amortization, and certain adjustments related to the agreement between MONY and the Company. These adjustments caused the Company to calculate federal income tax expense using alternative minimum tax requirements in 1998.

                       AUSA LIFE INSURANCE COMPANY, INC.

                             (DOLLARS IN THOUSANDS)


5. INCOME TAXES--(CONTINUED)

     Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to net realized capital gains (losses) on investments due to the agreement between MONY and the Company, as discussed in
Note 4 to the financial statements. In accordance with this agreement, these gains and losses are included in the net payments MONY will receive relating to the performance of the assets that existed at the date of closing. Accordingly, income taxes relating to gains and losses on such assets are not provided for on the income tax return filed by the Company.


     Prior to 1984, as provided for under the Life Insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the policyholders' surplus account. No federal income taxes have been provided for in the financial statements on income deferred in the policyholders' surplus account ($2,427 at December 31, 1999). To the extent dividends are paid from the amount accumulated in the policyholders' surplus account, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the policyholders' surplus account become taxable, the tax thereon computed at current rates would amount to approximately $849.


     The Company expects to utilize a net operating loss carryforward of $32,539 in the 1999 consolidated tax return.


     In 1998, the Company reached a final settlement with the Internal Revenue Service for years 1993 through 1995 resulting in no tax due or refunded. An examination of 1996 and 1997 is currently in process.

                       AUSA LIFE INSURANCE COMPANY, INC.

                             (DOLLARS IN THOUSANDS)

6. POLICY AND CONTRACT ATTRIBUTES


     A portion of the Company's policy reserves and other policyholders' funds relate to liabilities established on a variety of the Company's products that are not subject to significant mortality or morbidity risk; however, there may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, are summarized as follows:




                                                                DECEMBER 31
                                        ------------------------------------------------------------
                                                    1999                            1998
                                        -----------------------------   ----------------------------
                                                          PERCENT OF                      PERCENT OF
                                            AMOUNT           TOTAL          AMOUNT          TOTAL
                                        --------------   ------------   --------------   -----------
     Subject to discretionary
      withdrawal with market
      value adjustment ..............    $   924,075            8%       $   912,692           9%
     Subject to discretionary
      withdrawal at book value
      less surrender charge .........        998,443            9          1,013,495          10
     Subject to discretionary
      withdrawal at market
      value .........................      4,418,345           41          3,678,649          34
     Subject to discretionary
      withdrawal at book value
      (minimal or no charges or
      adjustments) ..................      2,395,732           22          2,666,670          25
     Not subject to discretionary
      withdrawal ....................      2,121,526           20          2,416,602          22
                                         -----------           --        -----------          --
                                          10,858,121          100%        10,688,108         100%
                                                              ===                            ===
     Less reinsurance ceded .........        117,178                         143,475
                                         -----------                     -----------
     Total policy reserves on
      annuities and deposit
      fund liabilities ..............    $10,740,943                     $10,544,633
                                         ===========                     ===========

                       AUSA LIFE INSURANCE COMPANY, INC.

                             (DOLLARS IN THOUSANDS)


6. POLICY AND CONTRACT ATTRIBUTES--(CONTINUED)
     Separate account assets held by the Company represent contracts where the benefit is determined by the performance of the investments held in the separate account. Information regarding the separate accounts of the Company as of and for the years ended December 31, 1999, 1998 and 1997 is as follows:


                                            GUARANTEED     NON-GUARANTEED
                                             SEPARATE         SEPARATE
                                              ACCOUNT         ACCOUNT           TOTAL
                                           ------------   ---------------   -------------
     Premiums, deposits and other
      considerations for the year ended
      December 31, 1999 ................   $  205,834        $1,002,770      $1,208,604
                                           ==========        ==========      ==========
     Reserves for separate accounts with
      assets at:
      Fair value .......................   $1,925,973        $4,310,332      $6,236,305
      Amortized cost ...................      562,682                --         562,682
                                           ----------        ----------      ----------
     Total .............................   $2,488,655        $4,310,332      $6,798,987
                                           ==========        ==========      ==========
     Premiums, deposits and other
      considerations for the year ended
      December 31, 1998 ................   $   84,150        $  767,676      $  851,826
                                           ==========        ==========      ==========
     Reserves for separate accounts with
      assets at:
      Fair value .......................   $2,350,983        $3,461,715      $5,812,698
      Amortized cost ...................      595,738                --         595,738
                                           ----------        ----------      ----------
     Total .............................   $2,946,721        $3,461,715      $6,408,436
                                           ==========        ==========      ==========
     Premiums, deposits and other
      considerations for the year ended
      December 31, 1997 ................   $  147,638        $  648,056      $  795,694
     Reserves for separate accounts with
      assets at:
      Fair value .......................   $2,204,931        $2,767,245      $4,972,176
      Amortized cost ...................      622,703                --         622,703
                                           ----------        ----------      ----------
     Total .............................   $2,827,634        $2,767,245      $5,594,879
                                           ==========        ==========      ==========

                       AUSA LIFE INSURANCE COMPANY, INC.

                             (DOLLARS IN THOUSANDS)


6. POLICY AND CONTRACT ATTRIBUTES--(CONTINUED)
     There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of separate account liabilities on these products, by withdrawal characteristics, is summarized as follows:


                                                         GUARANTEED     NON-GUARANTEED
                                                          SEPARATE         SEPARATE
                                                           ACCOUNT         ACCOUNT           TOTAL
                                                        ------------   ---------------   ------------
    DECEMBER 31, 1999
    Subject to discretionary withdrawal
     with market value adjustment ...................   $  335,351        $       --     $  335,351
    Subject to discretionary withdrawal
     at book value less surrender charge ............      227,331                --        227,331
    Subject to discretionary withdrawal
     at market value ................................      108,013         4,310,332      4,418,345
    Not subject to discretionary withdrawal .........    1,817,960                --      1,817,960
                                                        ----------        ----------     ----------
                                                        $2,488,655        $4,310,332     $6,798,987
                                                        ==========        ==========     ==========
    DECEMBER 31, 1998
    Subject to discretionary withdrawal
     with market value adjustment ...................   $  345,379        $       --     $  345,379
    Subject to discretionary withdrawal
     at book value less surrender charge ............      250,359                --        250,359
    Subject to discretionary withdrawal
     at market value ................................      216,935         3,461,715      3,678,650
    Not subject to discretionary withdrawal .........    2,134,048                --      2,134,048
                                                        ----------        ----------     ----------
                                                        $2,946,721        $3,461,715     $6,408,436
                                                        ==========        ==========     ==========

                       AUSA LIFE INSURANCE COMPANY, INC.

                             (DOLLARS IN THOUSANDS)


6. POLICY AND CONTRACT ATTRIBUTES--(CONTINUED)
     A reconciliation of the amounts transferred to and from the separate accounts is presented below:



                                                                       YEAR ENDED DECEMBER 31
                                                           -----------------------------------------------
                                                                 1999             1998            1997
                                                           ---------------   -------------   -------------
     Transfers as reported in the summary of
      operations of the separate accounts
      annual statement:
     Transfers to separate accounts ....................    $  1,207,636      $  851,826      $  795,663
     Transfers from separate accounts ..................      (1,290,346)       (679,796)       (767,049)
                                                            ------------      ----------      ----------
     Net transfers to (from) separate accounts .........         (82,710)        172,030          28,614
     Reconciling adjustments -- HUB level fees
      not paid to AUSA general account .................           3,240           1,317          13,756
     Fees paid to external fund manager ................              --              --             120
     Assumption of liabilities via merger of
      FPLH .............................................              --           1,088              --
                                                            ------------      ----------      ----------
     Net adjustments ...................................           3,240           2,405          13,876
                                                            ------------      ----------      ----------
     Net transfers as reported in the summary of
      operations of the life, accident and health
      annual statement .................................    $    (79,470)     $  174,435      $   42,490
                                                            ============      ==========      ==========

                       AUSA LIFE INSURANCE COMPANY, INC.

                             (DOLLARS IN THOUSANDS)


6. POLICY AND CONTRACT ATTRIBUTES--(CONTINUED)
     Reserves on the Company's traditional life products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. At December 31, 1999 and 1998, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loadings, are as follows:


                                                         GROSS      LOADING        NET
                                                      ----------   ---------   ----------
     DECEMBER 31, 1999
     Life and annuity:
      Ordinary direct first year business .........     $  400      $  276       $  124
      Ordinary direct renewal business ............      6,454       1,080        5,374
      Group life direct business ..................      1,030         427          603
      Credit life .................................         42          --           42
      Reinsurance ceded ...........................        (15)         --          (15)
                                                        ------      ------       ------
                                                         7,911       1,783        6,128
     Accident and health:
      Direct ......................................        484          --          484
      Reinsurance ceded ...........................        (40)         --          (40)
                                                        ------      ------       ------
     Total accident and health ....................        444          --          444
                                                        ------      ------       ------
                                                        $8,355      $1,783       $6,572
                                                        ======      ======       ======
     DECEMBER 31, 1998
     Life and annuity:
      Ordinary direct first year business .........     $  351      $  339       $   12
      Ordinary direct renewal business ............      6,760       1,087        5,673
      Group life direct business ..................        851         482          369
      Credit life .................................         37          --           37
      Reinsurance ceded ...........................         (6)         --           (6)
                                                        -------     ------       -------
                                                         7,993       1,908        6,085
     Accident and health:
      Direct ......................................        363          --          363
      Reinsurance ceded ...........................        (40)         --          (40)
                                                        ------      ------       ------
     Total accident and health ....................        323          --          323
                                                        ------      ------       ------
                                                        $8,316      $1,908       $6,408
                                                        ======      ======       ======

     At December 31, 1999 and 1998, the Company had insurance in force aggregating $425,151 and $474,471, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Department of Insurance of the State of New York. The Company established policy reserves of $1,250 and $1,348 to cover these deficiencies at December 31, 1999 and 1998, respectively.

                       AUSA LIFE INSURANCE COMPANY, INC.

                             (DOLLARS IN THOUSANDS)

7. DIVIDEND RESTRICTIONS


     The Company is subject to certain limitations relative to statutory surplus, imposed by the State of New York, on the payment of dividends to its parent company.


     The Company paid dividends to its parent of $8,000 in 1998. The Company is not entitled to pay out any dividends in 1999 without prior approval.


8. RETIREMENT AND COMPENSATION PLANS


     The Company's employees participate in a qualified benefit pension plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the SFAS 87 expense as a percent of salaries. The benefits are based on years of service and the employee's compensation during the highest five consecutive years of employment. The Company's allocation of pension expense for each of the years ended December 31, 1999, 1998 and 1997 was negligible. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.


     The Company's employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to fifteen percent of their salary to the plan. The Company will match an amount up to three percent of the participant's salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974. The Company was allocated $10, $9 and $12 of expense for the years ended December 31, 1999, 1998 and 1997, respectively.


     In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans calculated on the pay-as-you-go basis are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company's allocation of postretirement expenses was negligible for each of the years ended December 31, 1999, 1998 and 1997.

                       AUSA LIFE INSURANCE COMPANY, INC.

                             (DOLLARS IN THOUSANDS)
9. RELATED PARTY TRANSACTIONS


     In accordance with an agreement between AEGON and the Company, AEGON will ensure the maintenance of certain minimum tangible net worth, operating leverage and liquidity levels of the Company, as defined in the agreement, through the contribution of additional capital by the Company's parent as needed.


     The Company shares certain officers, employees and general expenses with affiliated companies.


     The Company receives data processing, investment advisory and management, marketing and administration services from certain affiliates. During 1999, 1998 and 1997, the Company paid $6,940, $5,650 and $7,330, respectively, for these services, which approximates their costs to the affiliates.


     Payable to affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate of 5.7% at December 31, 1999. During 1999, 1998 and 1997, the Company paid net interest of $485, $232 and $142, respectively, to affiliates.


10. COMMITMENTS AND CONTINGENCIES


     The Company has issued Trust (synthetic) GIC contracts to plan sponsors totaling $186,478 and $153,146 at December 31, 1999 and 1998, respectively, pursuant to terms under which the plan sponsor retains ownership of the assets related to these contracts. The Company guarantees benefit responsiveness in the event that plan benefit requests and other contractual commitments exceed plan cash flows. The plan sponsor agrees to reimburse the Company for such benefit payments with interest, either at a fixed or floating rate, from future plan and asset cash flows. In return for this guarantee, the Company receives a premium which varies based on such elements as benefit responsive exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow matching. Funding requirements to date have been minimal and management does not anticipate any future material funding requirements that would have a material effect on reported financial results. The assets relating to such contracts are not recognized in the Company's statutory-basis financial statements.


     The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages, in addition to contract liability, it is management's opinion, after consultation with counsel and a review of available facts, that damages arising from such demands will not be material to the Company's financial position.

                       AUSA LIFE INSURANCE COMPANY, INC.

                             (DOLLARS IN THOUSANDS)


10. COMMITMENTS AND CONTINGENCIES--(CONTINUED)
     The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. In accordance with the purchase agreement, assessments related to periods prior to the purchase of the Company will be paid by Dreyfus and assessments attributable to business reinsured from MONY for premiums received prior to the date of the transaction will be paid by MONY (see Note 1). The Company will be responsible for assessments, if any, attributable to premium income after the date of purchase. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company's balance sheet. Potential future obligations for unknown insolvencies are not determinable by the Company. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. The guaranty fund expense was $46, $126 and $586 for the years ended December 31, 1999, 1998 and 1997, respectively.

                                    PART II.
                                OTHER INFORMATION


                           UNDERTAKING TO FILE REPORTS
                           ---------------------------

         Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.

                REPRESENTATION PURSUANT TO SECTION 26(e) (2) (A)
                ------------------------------------------------

         AUSA Life Insurance Company, Inc. ("AUSA Life") hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by AUSA Life.

                    STATEMENT WITH RESPECT TO INDEMNIFICATION
                    -----------------------------------------

         Provisions exist under the New York Code and the Amended and Restated By-Laws of AUSA Life whereby AUSA Life may indemnify certain persons against certain payments incurred by such persons. The following excerpts contain the substance of these provisions.

                        NEW YORK BUSINESS CORPORATION LAW

SECTION 722.      AUTHORIZATION FOR INDEMNIFICATION OF DIRECTORS AND OFFICERS

(a) A corporation may indemnify any person made, or threatened to be made, a party to an action or proceeding (other than one by or in the right of the corporation to procure a judgment in its favor), whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the corporation served in any capacity at the request of the corporation, by reason of the fact that he, his testator or intestate, was a director or officer of the corporation, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director or officer acted, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his conduct was unlawful.

(b) The termination of any such civil or criminal action or proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not in itself create a presumption that any such director or officer did not act, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation or that he had reasonable cause to believe that his conduct was unlawful.

(c) A corporation may indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he, this testator or intestate, is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorneys' fees, actually and necessarily incurred by him in connection with the defense or settlement of such action, or in connection with an appeal therein, if such director or officer acted in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation, except that no indemnification under this paragraph shall be made in respect of
(1) a threatened action, or a pending action which is settled or otherwise disposed of, or (2) any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation, unless and only to the extent that the court in which the action was brought, or, if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnify for such portion of the settlement amount and expenses as the court deems proper.

(d) For the purpose of this section, a corporation shall be deemed to have requested a person to serve an employee benefit plan where the performance by such person of his duties to the corporation also imposes duties on, or otherwise involves services by, such person to the plan or participants or beneficiaries of the plan; excise taxes assessed on a person with respect to an employee benefit plan pursuant to applicable law shall be considered fines; and action taken or omitted by a person with respect to an employee benefit plan in the performance of such person's duties for a purpose reasonably believed by such person to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

                           Amended and Restated Bylaws
                           ---------------------------

                                   ARTICLE II
                                   ----------

                          DIRECTORS AND THEIR MEETINGS

         SEC.7. Any person made a party to any action, suit, or proceeding by reason of the fact that he, his testator or intestate, is or was a director, officer, or employee of the Company or of any Company which he served as such at the request of the Company, shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually and necessarily incurred by him in connection with the defense of such action, suit or proceeding, or in connection with appeal therein, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such officer, Director, or employee is liable for negligence or misconduct in the performance of his duties. The Company may also reimburse to any Director, officer, or employee the reasonable costs of settlement of any such action, suit, or proceeding, if it shall be found by a majority of a committee composed of the Directors not involved in the matter of controversy (whether or not a quorum) that it was in the interest of the Company that such settlement be made and that such Director, officer or employee was not guilty of negligence or misconduct. The amount to be paid, in each instance, pursuant to action of the Board of Directors, and the stockholders shall be given notice thereof in accordance with applicable provisions of law. Such right of indemnification shall not be deemed exclusive of any other rights to which such Director, officer, or employee may be entitled.

                              RULE 484 UNDERTAKING
                              --------------------

         Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

This registration statement comprises the following papers and documents:


     The facing sheet
     The Prospectus, consisting of 135 pages
     The undertaking to file reports
     Representation pursuant to Section 26(e)(2)(A)
     Statement with respect to indemnification
     Rule 484 undertaking
     The signatures

Written consent of the following persons:

     (a) Sutherland Asbill & Brennan LLP
     (b) Ernst & Young LLP
     (c) PricewaterhouseCoopers LLP


The following exhibits:

1. The following exhibits correspond to those required by paragraph A to the instructions as to exhibits in Form N-8B-2:
     A.  (1)      Resolution of the Board of Directors of AUSA Life establishing the Series Account (1)
         (2)      Not Applicable
         (3)      Distribution of Policies:
              (a) Form of Participation  Agreement Among AUSA Life Insurance
                  Company, Inc., Western Reserve Life Assurance Co. of Ohio and
                  WRL Series Fund, Inc. (3)
              (b) Master Service and Distribution Compliance Agreement (6)
              (c) Amendment to Master Service and Distribution Compliance
                  Agreement (5)
              (d) Form of Broker/Dealer Supervisory and Service Agreement (5)
              (e) Principal Underwriting Agreement (5)
              (f) First Amendment to Principal Underwriting Agreement (5)
              (g) See Exhibit 1.A.(3)(b)(ii)
         (4)      Not Applicable
         (5)  (a) Specimen Flexible Premium Variable Life Insurance Policy (2)
              (b) Children's Insurance Rider (2)
              (c) Disability Waiver Rider (2)
              (d) Accidental Death Benefit Rider (2)
              (e) Primary Insured Rider (2)
              (f) Other Insured Rider (2)
              (g) Terminal Illness Accelerated Death Benefit Rider (2)
              (h) Endorsement - Asset Rebalancing (2)
              (I) Endorsement - Dollar Cost Averaging (2)
         (6)  (a) Certificate of Incorporation of AUSA Life (1)
              (b) Amended and Restated By-Laws of AUSA Life (1)
         (7)      Not Applicable
         (8)      Not Applicable
         (9)      Not Applicable
         (10)     Application for Flexible Premium Variable Life Insurance
                  Policy (1)
         (11)     Memorandum describing issuance, transfer and redemption
                  procedures (4)

2.   See Exhibit 1.A.

3.   Opinion of Counsel as to the legality of the securities being registered
     (2)

4. No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I

5.   Not Applicable

6. Opinion and consent of Alan Yaeger as to actuarial matters pertaining to the securities being registered (4)

7.   Consent of Robert F. Colby, Esq. (4)

8.   Consent of Sutherland Asbill & Brennan LLP

9.   Consent of Ernst & Young LLP


10.  Consent of PricewaterhouseCoopers LLP


11.  Powers of Attorney (1)


12.  Powers of Attorney for:
         Tom A. Schlossberg
         Eric B. Goodman
         Robert F. Colby


----------------------------------------
(1) This exhibit was previously filed on Pre-Effective Amendment No. 2 to Form S-6 Registration Statement dated October 20, 1997 (File No. 33-86696) and is incorporated herein by reference.
(2) This exhibit was previously filed on initial Form S-6 Registration Statement dated October 21, 1997 (File No. 333-38343) and is incorporated herein by reference.
(3) This exhibit was previously filed on Pre-Effective Amendment No. 3 to Form S-6 Registration Statement dated June 23, 1998 (File No. 33-86696) and is incorporated herein by reference.
(4) This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form S-6 Registration Statement dated June 24, 1998 (File No. 333-38343) and is incorporated herein by reference.
(5) This exhibit was previously filed on Post-Effective Amendment No. 4 to Form S-6 Registration Statement dated April 21, 1999 (File No. 333-23359) and is incorporated herein by reference.
(6) This exhibit was previously filed on Post-Effective Amendment No. 11 to Form N-4 Registration Statement dated April 20, 1998 (File No. 33-49556) and is incorporated herein by reference.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant, AUSA Series Life Account, certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of St. Petersburg, County of Pinellas, Florida on the 20th day of April, 2000.




(SEAL)                                       AUSA SERIES LIFE ACCOUNT
                                             ------------------------
                                                    Registrant


                                             AUSA LIFE INSURANCE COMPANY, INC.
                                             ---------------------------------
                                                      Depositor
ATTEST:




 /s/ Priscilla I. Hechler                           By: /s/ Tom A. Schlossberg
------------------------------                         -----------------------
Priscilla I. Hechler                                   Tom A. Schlossberg
Assistant Vice President and                           Chairman of the Board and
Assistant Secretary                                    President




        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

     Signature and Title                               DATE
     -------------------                               ----


 /s/ Tom A. Schlossberg                                April 20, 2000
-------------------------------
Tom A. Schlossberg, Chairman of the
Board and President

 /s/ William Brown, Jr.                                April 20, 2000
----------------------------------
William Brown, Jr., Director*

 /s/ Patrick S. Baird                                  April 20, 2000
------------------------------------
Patrick S. Baird, Vice President
and Chief Financial Officer*

/s/ William L. Busler                                  April 20, 2000
-----------------------------------
William L. Busler, Director*

 /s/ Jack R. Dykhouse                                  April 20, 2000
----------------------------------
Jack R. Dykhouse, Director*


 /s/ Steven E. Frushtick                               April 20, 2000
----------------------------------
Steven E. Frushtick, Director*


 /s/ Carl T. Hanson                                    April 20, 2000
-----------------------------------
Carl T. Hanson, Director*


 /s/ B. Larry Jenkins                                  April 20, 2000
------------------------------------
B. Larry Jenkins, Director*


 /s/ Peter P. Post                                     April 20, 2000
-------------------------------------
Peter P. Post, Director*


 /s/ Cor H. Verhagen                                   April 20, 2000
----------------------------------
Cor H. Verhagen, Director*


 /s/ E. Kirby Warren                                   April 20, 2000
------------------------------------
E. Kirby Warren, Director*


/s/ Colette F. Vargas                                  April 20, 2000
-----------------------------------
Colette F. Vargas, Director
and Chief Actuary*


 /s/ Vera F. Mihaic                                    April 20, 2000
--------------------------------
Vera F. Mihaic, Director
and Vice President*


/s/ Eric B. Goodman                                    April 20, 2000
------------------------------------------
Eric B. Goodman, Director


/s/ Robert F. Colby                                    April 20, 2000
-------------------------------------
Robert F. Colby, Director, Vice
President and Assistant Secretary


 /s/ Brenda Clancy                                     April 20, 2000
-------------------------------------
Brenda Clancy, Treasurer*


*  /s/  Priscilla I. Hechler
   -------------------------------
   Signed by Priscilla I. Hechler
   as Attorney-in-Fact

                                  Exhibit Index



Exhibit                                 Description
  No.                                   of Exhibit
  ---                                   ----------


8.                             Consent of Sutherland Asbill & Brennan LLP

9.                             Consent of Ernst & Young LLP

10.                            Consent of PricewaterhouseCoopers LLP


12.                            Powers of Attorney for:
                                       Tom A. Schlossberg
                                       Eric B. Goodman
                                       Robert F. Colby